UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-221-3253

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §  3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

2010 Annual Report

All data as of December 31, 2010

RS Variable Products Trust

•	RS Large Cap Alpha VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LARGE CAP ALPHA VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Large Cap Alpha VIP Series Commentary

Highlights

•	Equity markets delivered their second consecutive year of positive gains despite continued economic uncertainty.

•	During this twelve-month period, RS Large Cap Alpha VIP Series delivered solid returns, outperforming the benchmark Russell 1000® Value Index[3], as well as the S&P® 500 Index[4].

•

The Fund’s relative performance was supported by favorable stock selection, especially in the consumer discretionary sector. Stock selection in the energy sector weighed on relative performance, however.

Market Overview

The broad U.S. stock market, as measured by the S&P 500® Index, delivered its second consecutive year of positive returns in 2010, despite economic concerns that kept equity prices somewhat volatile throughout the period. While the S&P 500® Index started out the year on a negative note in January 2010, it rebounded by the end of the first quarter, buoyed by healthy corporate earnings. Shares proceeded to decline sharply in the second quarter as persistently high unemployment and disappointing trends in the housing market aggravated fears of a double-dip recession. However, the market staged a particularly strong rally in September of 2010 and ended the year with strong fourth quarter performance, supported by news of additional government stimulus measures and encouraging consumer spending trends. The year-end rally pushed the S&P 500® Index to its highest level since September 2008.

Fund Performance Overview

RS Large Cap Alpha VIP Series returned 17.05% for the twelve-month period ended December 31, 2010, outperforming the benchmark Russell 1000® Value Index, which returned 15.51%, and the S&P® 500 Index, which returned 15.06%.

The Fund’s relative performance during this period was assisted by stock selection in the consumer discretionary sector, where top contributors included toymaker Hasbro. Hasbro has been extending its valuable toy brand portfolio into movies, video games, and mobile applications — a migration that we believe will result in broader revenue streams, higher margins, and improved returns-on-capital going forward. Despite the strong performance of this and other consumer investments in 2010, we remain cautious on consumer-related investments overall, and continue to seek out businesses that serve less discretionary needs or have stronger recurring cash flow characteristics.

In the producer durables sector, relative performance benefited from our investment in Agilent Technologies, a maker of high-end test and measurement equipment. Agilent’s management team has been focusing on maximizing returns on capital by deploying more resources to the corporation’s bio-analytical business, which benefits from high profit margins and long product cycles.

We continue to emphasize banks that we believe have solid capital positions, stable and reliable funding sources, strong management teams, solid deposit franchises, and established customer relationships that we believe will improve the stability and downside risk profile of these businesses going forward. One of our top-performing bank holdings for the year was Ohio-based KeyCorp, which is seeking to improve its returns on capital through aggressive credit management and corporate restructuring.

On a negative note, energy sector investment Southwestern Energy saw its share price performance weaken along with the price of natural gas. Our investment in Southwestern is based on our view that the company will be able to reinvest in high-return gas projects, even in a low price environment, by virtue of its low-cost asset base. Given its past performance and our own financial analysis, we believe that Southwestern Energy will continue to generate very strong rates of return, even in a low commodity price environment.

Other detractors for the period included online financial trading company E*Trade Financial and drug maker Abbot Laboratories. Abbot’s recent earnings performance has been negatively affected by costs associated with a recent acquisition and the company’s decision to temporarily withdraw several products from the market due to safety concerns.

3

RS LARGE CAP ALPHA VIP SERIES

Outlook

As we look ahead, we caution that the macroeconomic environment continues to carry risks, including government budget cuts, higher taxes, and the potential for rising interest rates. Given these challenges, we believe that investors will become even more discriminating, rewarding companies with solid cash-flow fundamentals and moderate risk profiles. We believe that this environment will be advantageous to stock pickers such as ourselves. We seek to work towards our goal of investing in a select group of companies that we know intimately and have the conviction to own over our intended three-year investment time horizon.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4

RS LARGE CAP ALPHA VIP SERIES

Characteristics

Total Net Assets: $974,894,846

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	% Assets
Agilent Technologies, Inc.	5.65%
Citigroup, Inc.	4.79%
Praxair, Inc.	4.17%
Symantec Corp.	4.04%
eBay, Inc.	3.95%
Martin Marietta Materials, Inc.	3.69%
Aflac, Inc.	3.66%
Activision Blizzard, Inc.	3.65%
Talisman Energy, Inc.	3.64%
Occidental Petroleum Corp.	3.63%
Total	40.87%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the Index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS LARGE CAP ALPHA VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Large Cap Alpha VIP Series	4/13/83	17.05%	1.01%	6.84%	1.51%	10.70%
Russell 1000® Value Index[3]		15.51%	-4.42%	1.28%	3.26%	11.30%
S&P 500® Index[4]		15.06%	-2.86%	2.29%	1.41%	10.66%

Since inception performance for the indexes is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Large Cap Alpha VIP Series, the Russell 1000® Value Index, and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect for the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period 7/1/10-12/31/10
Based on Actual Return	$1,000.00	$1,229.40	$3.01	0.54%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.50	$2.73	0.54%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA VIP SERIES

December 31, 2010	Shares	Value
Common Stocks — 98.9%
Asset Management & Custodian — 2.3%
State Street Corp.	474,450	$21,986,013

		21,986,013
Banks: Diversified — 6.5%
KeyCorp	3,702,900	32,770,665
Regions Financial Corp.	4,413,268	30,892,876

		63,663,541
Building Materials — 3.7%
Martin Marietta Materials, Inc.	390,495	36,019,259

		36,019,259
Chemicals: Specialty — 4.2%
Praxair, Inc.	425,577	40,629,836

		40,629,836
Computer Services, Software & Systems — 10.6%
Microsoft Corp.	1,186,177	33,118,062
Symantec Corp.(1)	2,354,500	39,414,330
Synopsys, Inc.(1)	1,155,522	31,095,097

		103,627,489
Consumer Services: Miscellaneous — 3.9%
eBay, Inc.(1)	1,382,270	38,468,574

		38,468,574
Diversified Financial Services — 4.8%
Citigroup, Inc.(1)	9,875,485	46,711,044

		46,711,044
Diversified Manufacturing Operations — 2.7%
Honeywell International, Inc.	492,155	26,162,960

		26,162,960
Drug & Grocery Store Chains — 3.4%
CVS Caremark Corp.	950,230	33,039,497

		33,039,497
Electronic Entertainment — 3.7%
Activision Blizzard, Inc.	2,860,340	35,582,630

		35,582,630
Insurance: Life — 6.3%
Aflac, Inc.	631,886	35,657,327
Prudential Financial, Inc.	439,600	25,808,916

		61,466,243
Insurance: Multi-Line — 5.9%
Genworth Financial, Inc., Class A(1)	2,096,546	27,548,614
MetLife, Inc.	685,200	30,450,288

		57,998,902
Medical & Dental Instruments & Supplies — 2.6%
Covidien PLC	560,800	25,606,128

		25,606,128
Metals & Minerals: Diversified — 2.3%
BHP Billiton Ltd., ADR	244,837	22,750,254

		22,750,254
Oil Well Equipment & Services — 3.4%
Schlumberger Ltd.	398,465	33,271,827

		33,271,827

December 31, 2010	Shares	Value
Oil: Crude Producers — 12.6%
Canadian Natural Resources Ltd.	516,262	$22,932,358
Occidental Petroleum Corp.	360,600	35,374,860
Southwestern Energy Co.(1)	771,932	28,893,415
Talisman Energy, Inc.	1,598,500	35,470,715

		122,671,348
Pharmaceuticals — 8.6%
Abbott Laboratories	548,300	26,269,053
Merck & Co., Inc.	714,321	25,744,129
Pfizer, Inc.	1,802,400	31,560,024

		83,573,206
Precious Metals & Minerals — 1.3%
Goldcorp, Inc.	270,011	12,415,106

		12,415,106
Scientific Instruments: Gauges & Meters — 5.6%
Agilent Technologies, Inc.(1)	1,329,374	55,075,965

		55,075,965
Specialty Retail — 1.3%
The Gap, Inc.	552,000	12,221,280

		12,221,280
Toys — 3.2%
Hasbro, Inc.	668,792	31,553,606

		31,553,606
Total Common Stocks (Cost $764,998,137)		964,494,708

	Principal Amount	Value
Repurchase Agreements — 1.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $10,724,080, due 1/3/2011(2)	$10,724,000	10,724,000
Total Repurchase Agreements (Cost $10,724,000)		10,724,000
Total Investments — 100.0% (Cost $775,722,137)		975,218,708
Other Liabilities, Net — 0.0%		(323,862)
Total Net Assets — 100.0%		$974,894,846

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.375%	5/15/2040	$10,942,575

Legend:

ADR — American Depositary Receipt.

8	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA VIP SERIES

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$964,494,708	$—	$—	$964,494,708
Repurchase Agreements	—	10,724,000	—	10,724,000
Total	$964,494,708	$10,724,000	$—	$975,218,708

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statement of Assets and Liabilities As of December 31, 2010
Assets
Investments, at value	$975,218,708
Cash and cash equivalents	557
Foreign currency, at value	172,407
Dividends/interest receivable	579,484
Receivable for fund shares subscribed	127,828

Total Assets	976,098,984

Liabilities
Payable for fund shares redeemed	729,211
Payable to adviser	406,200
Accrued trustees’ fees	13,679
Accrued expenses/other liabilities	55,048

Total Liabilities	1,204,138

Total Net Assets	$974,894,846

Net Assets Consist of:
Paid-in capital	$1,047,745,028
Accumulated undistributed net investment income	2,315
Accumulated net realized loss from investments and foreign currency transactions	(272,352,024)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	199,499,527

Total Net Assets	$974,894,846

Investments, at Cost	$775,722,137

Foreign Currency, at Cost	$169,752

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	25,631,868
Net Asset Value Per Share	$38.03

Statement of Operations For the Year Ended December 31, 2010
Investment Income
Dividends	$11,569,850
Interest	9,599
Withholding taxes on foreign dividends	(86,046)

Total Investment Income	11,493,403

Expenses
Investment advisory fees	4,442,030
Administrative service fees	118,489
Custodian fees	91,799
Professional fees	78,690
Trustees’ fees	48,437
Other expenses	63,852

Total Expenses	4,843,297
Less: Custody credits	(71)

Total Expenses, Net	4,843,226

Net Investment Income	6,650,177

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	85,782,226
Net realized loss from foreign currency transactions	(2,696)
Net change in unrealized appreciation/depreciation on investments	51,477,323
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	2,389

Net Gain on Investments and Foreign Currency Transactions	137,259,242

Net Increase in Net Assets Resulting from Operations	$143,909,419

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09

Operations
Net investment income	$6,650,177	$9,499,941
Net realized gain/(loss) from investments and foreign currency transactions	85,779,530	(145,581,341)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	51,479,712	308,451,406

Net Increase in Net Assets Resulting from Operations	143,909,419	172,370,006

Distributions to Shareholders
Net investment income	(21,130,486)	(1,415,863)

Total Distributions	(21,130,486)	(1,415,863)

Capital Share Transactions
Proceeds from sales of shares	72,498,697	102,840,231
Reinvestment of distributions	21,130,486	1,415,863
Cost of shares redeemed	(122,911,738)	(95,835,364)
Proceeds from shares issued upon merger[1]	—	33,778,753

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(29,282,555)	42,199,483

Net Increase in Net Assets	93,496,378	213,153,626

Net Assets
Beginning of year	881,398,468	668,244,842

End of year	$974,894,846	$881,398,468

Accumulated Undistributed Net Investment Income Included in Net Assets	$2,315	$4,503,647

Other Information:
Shares
Sold	2,095,271	3,689,945
Reinvested	564,383	43,740
Redeemed	(3,562,948)	(3,370,851)
Issued upon merger[1]	—	1,048,704

Net Increase/(Decrease)	(903,294)	1,411,538

[1]	RS Large Cap Value VIP Series merged with RS Large Cap Alpha VIP Series on November 30, 2009.

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/10	$33.22	$0.28	$5.37	$5.65	$(0.84)	$—	$(0.84)
Year Ended 12/31/09	26.60	0.35	6.32	6.67	(0.05)	—	(0.05)
Year Ended 12/31/08	38.43	0.46	(11.85)	(11.39)	(0.44)	—	(0.44)
Year Ended 12/31/07	33.67	0.36	4.75	5.11	(0.35)	—	(0.35)
Year Ended 12/31/06	29.29	0.39	4.59	4.98	(0.60)	—	(0.60)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$38.03	17.05%	$974,895	0.55%	0.55%	0.75%	0.75%	60%
33.22	25.09%	881,398	0.57%	0.58%	1.30%	1.31%	145%
26.60	(29.62)%	668,245	0.56%	0.56%	1.25%	1.25%	44%
38.43	15.19%	1,082,788	0.57%	0.57%	0.93%	0.93%	60%
33.67	17.26%	1,048,865	0.57%	0.57%	1.17%	1.17%	85%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

December 31, 2010

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Large Cap Alpha VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The Fund has adopted the new guidance for the year ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2010. The Trust is currently evaluating the impact of the adoption of the other provisions of the new guidance on the Fund’s financial statements.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

15

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

As of December 31, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2010 and December 31, 2009, was as follows:

Ordinary Income
2010	$21,130,486
2009	1,415,863

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net

16

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
$(82,016,863)	$9,978,977	$72,037,886

The tax basis of distributable earnings as of December 31, 2010 was as follows:

Undistributed Ordinary Income
$2,315

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $82,716,312, of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010 were as follows:

Expiring	Amount
2011	$95,938,938
2015	63,066
2016	15,285,989
2017	160,708,957

Total	$271,996,950

Capital loss carryovers of $82,015,263 expired in the year ended December 31, 2010.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2010, was $776,077,212. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2010, aggregated $201,692,021 and $(2,550,525), respectively, resulting in net unrealized appreciation of $199,141,496.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $510,239,017 and $515,317,980, respectively, for the year ended December 31, 2010.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might

17

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2010, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Large Cap Alpha VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Large Cap Alpha VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2011

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Investment Trust and RS Variable Products Trust, including all the independent Trustees, met in person on August 11—12, 2010, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2010. Prior to the meeting of the Board on August 11-12, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals.

The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of one relatively small variable insurance Fund with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a number of the Funds that had been identified as having higher expenses because of limited assets, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. The Trustees agreed to continue to monitor the limited number of Funds with this concern and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Trustees had also noted the following observations made by the Chief Compliance Officer in his report regarding certain Funds that lagged their peers: (1) RS Money Market VIP Series and RS Money Market Fund experienced extremely low (but still positive) yields reflecting a very conservative investment posture, (2) RS High Yield Bond VIP Series, which has the same general portfolio as the slightly better performing (compared to its peer group) RS High Yield Bond Fund, focused on better quality segments of the high yield market compared to its peers, (3) RS Value VIP Series had lower performance than the retail version of the Fund, largely related to its very small size ($4 million of total assets as of May 2010), (4) RS Growth Fund, which has faced redemptions attributed in part to past underperformance, has been managed for the past few years by a new portfolio management team, and (5) RS Mid Cap Growth Fund, while continuing to suffer from underperformance over the longer term, has slightly improved performance in the most recent annual period. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2009, and for the three months ended March 31, 2010. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. The Trustees noted the relatively brief recovery period since the most recent market disruption, which added financial pressure for many asset managers such as RS Investments, and current volatile market conditions result in fluctuating and uncertain revenues that increase the risks to RS Investments of committing increased resources to the Funds. The Trustees said that they would continue to monitor the potential economies of scale for the Funds, and the circumstances under which breakpoints might be appropriate in the future for certain Funds.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments, including, among other things, the firm’s performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the firm.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has continued to integrate the respective RS and Guardian organizations, with even greater integration than last year when substantial progress had been reported. RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments as well as concerns about the expenses of smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including liquidations, reorganizations and expense limitations, both in response to an internal review of various Funds or concerns expressed by the Trustees. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees, including the implementation of voluntary expense reductions in certain funds. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2009 to May 1, 2010. Many Funds were changed to reduce expenses or were merged away.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2010.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	35	Envestnet, Inc. (1999-present)
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	35	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company (1979-2004).	35	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	35	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	35	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	35	None

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; Chairman and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”).	35	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to August 2006, CEO and CFO), RS Investments.	35	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

25

2010 Annual Report

All data as of December 31, 2010

RS Variable Products Trust

•	RS Small Cap Growth Equity VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS SMALL CAP GROWTH EQUITY VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

•	Robust fourth quarter performance helped equity markets deliver gains for a year marked by significant share price movements and continued economic uncertainty.

•

RS Small Cap Growth Equity VIP Series delivered positive performance for the twelve-month period, but underperformed the benchmark Russell 2000® Growth Index[3]. This was due in part to stock selection in the more cyclically sensitive producer durables and materials sectors.

•	On a positive note, the Fund’s relative performance benefited from stock selection in the technology sector, as a number of companies were rewarded for their strong revenue growth potential.

Market Overview

The broad U.S. stock market as measured by the S&P 500® Index4 delivered its second consecutive year of positive returns in 2010, despite economic concerns that kept equity prices somewhat volatile throughout the period. While the S&P® 500 Index started out the year on a negative note in January 2010, it rebounded and appreciated by the end of the first quarter buoyed by healthy corporate earnings. Shares proceeded to decline sharply in the second quarter as persistently high unemployment and disappointing trends in the housing market aggravated fears of a double-dip recession. However, the market staged a particularly strong rally in September of 2010 and ended the year with strong fourth quarter performance, supported by news of additional government stimulus measures and encouraging consumer spending trends. The year-end rally pushed the S&P 500® Index to its highest level since September 2008. Small cap stocks as measured by the Russell 2000® Index appreciated 27% during the year.

Fund Performance Overview

RS Small Cap Growth Equity VIP Series gained 27.57% over the twelve-month period ended December 31, 2010, underperforming the benchmark Russell 2000® Growth Index which returned 29.09%.

While many of the Fund’s individual holdings delivered solid positive returns for the period, some investments proved disappointments, detracting from both absolute and relative performance. While we initially benefited from our investment in DynaVox, an emerging provider of voice-generating technology for patients with neurological conditions, the stock declined in the third quarter after the company reported a revenue shortfall. As we lost confidence in the company’s day-to-day execution and failure to meet our long-term “anchor points,” or quantifiable metrics of long-term growth, we liquidated our investment. Meanwhile, another detractor, RehabCare, a provider of out-patient rehabilitation services, faced concerns over reduced Medicare reimbursement rates for some of its therapy services.

Our relative performance was also hindered by our investment in natural gas exploration and production company Comstock Resources, which has been challenged by continued downward pressure on natural gas prices. Despite the recent volatility in natural gas prices, we retain a positive view on long-term demand trends for natural gas as well as the company’s progression towards achieving “anchor points” given natural gas’ potential as a cleaner alternative to oil.

On a positive note, relative performance benefited from our investments in a number of other energy holdings, including value-added oil well services and equipment companies Core Laboratories, a company that has consistently tracked towards our long-term “anchor points.”

Several of the Fund’s technology and consumer discretionary holdings were rewarded for their strong revenue growth potential. One of the Fund’s top positive contributors for the period was Isilon Systems, a provider of high-capacity, modular storage systems that accommodate large data files. After delivering solid performance throughout the year, the company was acquired in the fourth quarter by EMC Corporation for a substantial premium, affirming our confidence in the company.

Relative performance also benefited from our investment in Zumiez, a mall-based retailer of surf and skate apparel. After nearly two years of lackluster sales due to the recession and a style shift toward more preppy looks, we believed that Zumiez was poised to reach our “anchor points” for long-term growth. This belief paid off in the second half of 2010 as Zumiez reported double-digit same-store sales growth, as well as improved earnings performance. The stock proved to be one of our strongest performers for the year.

Outlook

Looking ahead, we are encouraged by signs of economic improvement. We view recent trends in corporate credit favorably and see the potential for M&A acceleration in 2011 on the heels of stronger corporate balance sheets, improved profitability, and the pursuit of growth. Our focus remains on those companies with quantifiable “anchor points” that we believe can offer sustainable growth over the long-term.

3

RS SMALL CAP GROWTH EQUITY VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small cap investing entails special risks. Small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

4

RS SMALL CAP GROWTH EQUITY VIP SERIES

Characteristics

Total Net Assets: $100,229,445

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	% of Total Net Assets
Salix Pharmaceuticals Ltd.	1.88%
Guess?, Inc.	1.77%
Informatica Corp.	1.76%
j2 Global Communications, Inc.	1.72%
Medidata Solutions, Inc.	1.62%
Ancestry.com, Inc.	1.61%
Dril-Quip, Inc.	1.61%
NETGEAR, Inc.	1.57%
Hittite Microwave Corp.	1.57%
GrafTech International Ltd.	1.52%
Total	16.63%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS SMALL CAP GROWTH EQUITY VIP SERIES

Performance Update

Average Annual Returns as of 12/31/10

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Small Cap Growth Equity VIP Series	5/1/97	27.57%	4.28%	6.92%	6.06%	8.33%
Russell 2000® Growth Index[3]		29.09%	2.18%	5.30%	3.78%	5.41%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Small Cap Growth Equity VIP Series and in the Russell 2000® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period 7/1/10-12/31/10
Based on Actual Return	$1,000.00	$1,303.60	$4.93	0.85%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.93	$4.32	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2010	Shares	Value
Common Stocks – 97.0%
Aerospace – 1.5%
HEICO Corp., Class A	39,931	$1,490,225

		1,490,225
Asset Management & Custodian – 1.0%
Financial Engines, Inc.(1)	49,200	975,636

		975,636
Auto Parts – 1.0%
LKQ Corp.(1)	44,800	1,017,856

		1,017,856
Back Office Support, HR and Consulting – 2.7%
Dice Holdings, Inc.(1)	54,693	784,844
ICF International, Inc.(1)	33,500	861,620
Robert Half International, Inc.	35,500	1,086,300

		2,732,764
Banks: Diversified – 1.0%
IBERIABANK Corp.	16,700	987,471

		987,471
Biotechnology – 4.8%
Aveo Pharmaceuticals, Inc.(1)	33,570	490,793
Halozyme Therapeutics, Inc.(1)	118,281	936,786
Nektar Therapeutics(1)	73,000	938,050
Pharmasset, Inc.(1)	19,000	824,790
Savient Pharmaceuticals, Inc.(1)	56,400	628,296
Seattle Genetics, Inc.(1)	67,700	1,012,115

		4,830,830
Chemicals: Diversified – 1.1%
Rockwood Holdings, Inc.(1)	27,600	1,079,712

		1,079,712
Chemicals: Specialty – 0.8%
Balchem Corp.	23,805	804,847

		804,847
Communications Technology – 8.3%
ADTRAN, Inc.	41,700	1,509,957
Aruba Networks, Inc.(1)	45,400	947,952
NETGEAR, Inc.(1)	46,700	1,572,856
Oclaro, Inc.(1)	107,745	1,416,847
Polycom, Inc.(1)	34,700	1,352,606
Riverbed Technology, Inc.(1)	43,100	1,515,827

		8,316,045
Computer Services, Software & Systems – 12.0%
comScore, Inc.(1)	55,387	1,235,684
Concur Technologies, Inc.(1)	25,500	1,324,215
Digital River, Inc.(1)	40,665	1,399,689
Fortinet, Inc.(1)	35,100	1,135,485
Gartner, Inc.(1)	40,500	1,344,600
Informatica Corp.(1)	40,140	1,767,364
Smith Micro Software, Inc.(1)	65,100	1,024,674
The Keyw Holding Corp.(1)	62,700	919,809

December 31, 2010	Shares	Value
Computer Services, Software & Systems (continued)
The Ultimate Software Group, Inc.(1)	22,400	$1,089,312
VeriFone Systems, Inc.(1)	21,494	828,809

		12,069,641
Computer Technology – 0.9%
Super Micro Computer, Inc.(1)	81,000	934,740

		934,740
Consumer Electronics – 1.2%
RealD, Inc.(1)	45,330	1,174,954

		1,174,954
Consumer Lending – 1.5%
Portfolio Recovery Associates, Inc.(1)	19,652	1,477,830

		1,477,830
Consumer Services: Miscellaneous – 1.6%
Ancestry.com, Inc.(1)	57,100	1,617,072

		1,617,072
Diversified Retail – 2.0%
GSI Commerce, Inc.(1)	39,429	914,753
HSN, Inc.(1)	34,400	1,054,016

		1,968,769
Education Services – 1.2%
American Public Education, Inc.(1)	32,996	1,228,771

		1,228,771
Engineering & Contracting Services – 1.0%
Aecom Technology Corp.(1)	35,800	1,001,326

		1,001,326
Fertilizers – 1.4%
The Scotts Miracle-Gro Co., Class A	27,200	1,380,944

		1,380,944
Financial Data & Systems – 2.5%
Green Dot Corp., Class A(1)	15,658	888,435
Higher One Holdings, Inc.(1)	28,634	579,266
Wright Express Corp.(1)	22,400	1,030,400

		2,498,101
Foods – 1.1%
Diamond Foods, Inc.	21,600	1,148,688

		1,148,688
Health Care Services – 3.4%
HMS Holdings Corp.(1)	15,600	1,010,412
ICON PLC, ADR(1)	35,000	766,500
Medidata Solutions, Inc.(1)	68,100	1,626,228

		3,403,140
Insurance: Property-Casualty – 1.0%
Tower Group, Inc.	37,857	968,382

		968,382
Machinery: Industrial – 1.4%
Gardner Denver, Inc.	21,000	1,445,220

		1,445,220

8	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2010	Shares	Value
Medical & Dental Instruments & Supplies – 3.0%
Align Technology, Inc.(1)	53,700	$1,049,298
Neogen Corp.(1)	25,800	1,058,574
Volcano Corp.(1)	32,026	874,630

		2,982,502
Medical Equipment – 3.5%
Accuray, Inc.(1)	121,936	823,068
Dexcom, Inc.(1)	82,207	1,122,126
Masimo Corp.	20,800	604,656
Zoll Medical Corp.(1)	26,900	1,001,487

		3,551,337
Metal Fabricating – 2.5%
RBC Bearings, Inc.(1)	36,200	1,414,696
RTI International Metals, Inc.(1)	39,500	1,065,710

		2,480,406
Oil Well Equipment & Services – 4.1%
Complete Production Services, Inc.(1)	48,500	1,433,175
Core Laboratories N.V.	12,102	1,077,683
Dril-Quip, Inc.(1)	20,710	1,609,581

		4,120,439
Oil: Crude Producers – 0.5%
Comstock Resources, Inc.(1)	18,229	447,704

		447,704
Pharmaceuticals – 2.8%
BioMarin Pharmaceutical, Inc.(1)	33,513	902,505
Salix Pharmaceuticals Ltd.(1)	40,100	1,883,096

		2,785,601
Printing and Copying Services – 0.7%
VistaPrint N.V.(1)	15,825	727,950

		727,950
Producer Durables: Miscellaneous – 0.9%
BE Aerospace, Inc.(1)	23,200	859,096

		859,096
Restaurants – 2.2%
BJ’s Restaurants, Inc.(1)	32,548	1,153,175
P.F. Chang’s China Bistro, Inc.	22,369	1,084,002

		2,237,177
Scientific Instruments: Electrical – 1.5%
GrafTech International Ltd.(1)	76,732	1,522,363

		1,522,363
Securities Brokerage & Services – 1.0%
MarketAxess Holdings, Inc.	49,487	1,029,825

		1,029,825
Semiconductors & Components – 6.0%
Atheros Communications(1)	32,800	1,178,176
Hittite Microwave Corp.(1)	25,700	1,568,728
Netlogic Microsystems, Inc.(1)	46,038	1,446,054
O2Micro International Ltd., ADR(1)	35,608	220,057

December 31, 2010	Shares	Value
Semiconductors & Components (continued)
Power Integrations, Inc.	29,281	$1,175,339
Volterra Semiconductor Corp.(1)	17,800	412,248

		6,000,602
Specialty Retail – 5.0%
Tractor Supply Co.	31,300	1,517,737
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	35,100	1,193,400
Vitamin Shoppe, Inc.(1)	41,600	1,399,424
Zumiez, Inc.(1)	35,164	944,857

		5,055,418
Textiles, Apparel & Shoes – 5.1%
Deckers Outdoor Corp.(1)	14,400	1,148,256
Guess?, Inc.	37,500	1,774,500
Steven Madden Ltd.(1)	25,400	1,059,688
Under Armour, Inc., Class A(1)	20,825	1,142,043

		5,124,487
Truckers – 2.1%
Old Dominion Freight Line, Inc.(1)	31,900	1,020,481
Roadrunner Transportation Systems, Inc.(1)	73,600	1,064,256

		2,084,737
Utilities: Telecommunications – 1.7%
j2 Global Communications, Inc.(1)	59,634	1,726,404

		1,726,404
Total Common Stocks (Cost $73,876,433)		97,289,012

	Principal Amount	Value
Repurchase Agreements — 3.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $3,886,029, due 1/3/2011(2)	$3,886,000	3,886,000
Total Repurchase Agreements (Cost $3,886,000)		3,886,000
Total Investments - 100.9% (Cost $77,762,433)		101,175,012
Other Liabilities, Net - (0.9)%		(945,567)
Total Net Assets - 100.0%		$100,229,445

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.50%	8/15/2039	$3,965,577

Legend:

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$97,289,012	$—	$—	$97,289,012
Repurchase Agreements	—	3,886,000	—	3,886,000
Total	$97,289,012	$3,886,000	$—	$101,175,012

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statement of Assets and Liabilities As of December 31, 2010
Assets
Investments, at value	$101,175,012
Cash and cash equivalents	843
Receivable for investments sold	1,328,626
Dividends/interest receivable	11,855
Receivable for fund shares subscribed	10,941

Total Assets	102,527,277

Liabilities
Payable for investments purchased	2,176,783
Payable to adviser	66,293
Payable for fund shares redeemed	29,890
Accrued trustees’ fees	1,520
Accrued expenses/other liabilities	23,346

Total Liabilities	2,297,832

Total Net Assets	$100,229,445

Net Assets Consist of:
Paid-in capital	$100,171,554
Accumulated net realized loss from investments	(23,354,688)
Net unrealized appreciation on investments	23,412,579

Total Net Assets	$100,229,445

Investments, at Cost	$77,762,433

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	7,628,476
Net Asset Value Per Share	$13.14

Statement of Operations For the Year Ended December 31, 2010
Investment Income
Dividends	$346,282
Interest	1,607
Withholding taxes on foreign dividends	(2,370)

Total Investment Income	345,519

Expenses
Investment advisory fees	774,417
Custodian fees	38,114
Professional fees	34,095
Shareholder reports	14,502
Administrative service fees	13,909
Trustees’ fees	5,642
Other expenses	5,664

Total Expenses	886,343

Less: Custody credits	(20)

Total Expenses, Net	886,323

Net Investment Loss	(540,804)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	28,472,346
Net change in unrealized appreciation/depreciation on investments	(1,318,283)

Net Gain on Investments	27,154,063

Net Increase in Net Assets Resulting from Operations	$26,613,259

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09

Operations
Net investment loss	$(540,804)	$(320,009)
Net realized gain/(loss) from investments	28,472,346	(8,926,601)
Net change in unrealized appreciation/depreciation on investments	(1,318,283)	41,498,637

Net Increase in Net Assets Resulting from Operations	26,613,259	32,252,027

Capital Share Transactions
Proceeds from sales of shares	7,600,453	8,448,951
Cost of shares redeemed	(52,154,875)	(11,469,290)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(44,554,422)	(3,020,339)

Net Increase/(Decrease) in Net Assets	(17,941,163)	29,231,688

Net Assets
Beginning of year	118,170,608	88,938,920

End of year	$100,229,445	$118,170,608

Other Information:
Shares
Sold	678,262	1,047,454
Redeemed	(4,519,985)	(1,419,770)

Net Decrease	(3,841,723)	(372,316)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Year Ended 12/31/10	$10.30	$(0.07)	$2.91	$2.84	$—	$—	$—	$—
Year Ended 12/31/09	7.51	(0.03)	2.82	2.79	—	—	—	—
Year Ended 12/31/08	11.82	0.01	(4.17)	(4.16)	(0.01)	(0.08)	(0.06)	(0.15)
Year Ended 12/31/07	15.03	0.13	0.60	0.73	(0.14)	(3.80)	—	(3.94)
Year Ended 12/31/06	14.13	0.02	2.35	2.37	—	(1.47)	—	(1.47)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
$13.14	27.57%	$100,229	0.86%	0.86%	(0.52)%	(0.52)%	121%
10.30	37.15%	118,171	0.85%	0.88%	(0.33)%	(0.36)%	177%
7.51	(35.18)%	88,939	0.85%	0.86%	0.06%	0.05%	118%
11.82	5.13%	203,087	0.85%	0.85%	0.68%	0.68%	149%
15.03	17.17%	233,010	0.85%	0.85%	0.12%	0.12%	136%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2010

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Small Cap Growth Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

16

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The Fund has adopted the new guidance for the year ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2010. The Trust is currently evaluating the impact of the adoption of the other provisions of the new guidance on the Fund’s financial statements.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

17

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

As of December 31, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.75%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid to shareholders during the years ended December 31, 2010 and December 31, 2009.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency

18

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(438,522)	$540,804	$(102,282)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $28,495,128 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010 were $22,983,382, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2010, was $78,133,739. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2010, aggregated $23,613,648 and $(572,375), respectively, resulting in net unrealized appreciation of $23,041,273.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $119,430,651 and $162,530,772, respectively, for the year ended December 31, 2010.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2010, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no events have occurred that require disclosure.

19

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Small Cap Growth Equity VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Growth Equity VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2011

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Investment Trust and RS Variable Products Trust, including all the independent Trustees, met in person on August 11-12, 2010, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2010. Prior to the meeting of the Board on August 11-12, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals.

The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of one relatively small variable insurance Fund with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a number of the Funds that had been identified as having higher expenses because of limited assets, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. The Trustees agreed to continue to monitor the limited number of Funds with this concern and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Trustees had also noted the following observations made by the Chief Compliance Officer in his report regarding certain Funds that lagged their peers: (1) RS Money Market VIP Series and RS Money Market Fund experienced extremely low (but still positive) yields reflecting a very conservative investment posture, (2) RS High Yield Bond VIP Series, which has the same general portfolio as the slightly better performing (compared to its peer group) RS High Yield Bond Fund, focused on better quality segments of the high yield market compared to its peers, (3) RS Value VIP Series had lower performance than the retail version of the Fund, largely related to its very small size ($4 million of total assets as of May 2010), (4) RS Growth Fund, which has faced redemptions attributed in part to past underperformance, has been managed for the past few years by a new portfolio management team, and (5) RS Mid Cap Growth Fund, while continuing to suffer from underperformance over the longer term, has slightly improved performance in the most recent annual period. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2009, and for the three months ended March 31, 2010. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. The Trustees noted the relatively brief recovery period since the most recent market disruption, which added financial pressure for many asset managers such as RS Investments, and current volatile market conditions result in fluctuating and uncertain revenues that increase the risks to RS Investments of committing increased resources to the Funds. The Trustees said that they would continue to monitor the potential economies of scale for the Funds, and the circumstances under which breakpoints might be appropriate in the future for certain Funds.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments, including, among other things, the firm’s performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the firm.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has continued to integrate the respective RS and Guardian organizations, with even greater integration than last year when substantial progress had been reported. RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments as well as concerns about the expenses of smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including liquidations, reorganizations and expense limitations, both in response to an internal review of various Funds or concerns expressed by the Trustees. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees, including the implementation of voluntary expense reductions in certain funds. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2009 to May 1, 2010. Many Funds were changed to reduce expenses or were merged away.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2010.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	35	Envestnet, Inc. (1999-present)
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	35	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company (1979-2004).	35	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	35	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	35	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	35	None

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; Chairman and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”).	35	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to August 2006, CEO and CFO), RS Investments.	35	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

28

2010 Annual Report

All data as of December 31, 2010

RS Variable Products Trust

•	RS Partners VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS PARTNERS VIP SERIES

The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different investment team than the predecessor fund.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Partners VIP Series Commentary

Highlights

•	Equity markets delivered solid positive performance in 2010, amid continued economic uncertainty. Small and mid cap stocks performed notably well in the period.

•	RS Partners VIP Fund outperformed the benchmark Russell 2000® Value Index[3] during the period with less returns volatility (as defined by standard deviation5) than the index.

•

The Fund’s relative performance reflected the strength of our stock selection, especially in the technology, health care, energy, and materials sectors. On a negative note, stock selection in the financial services sector detracted from relative performance.

Market Overview

The broad U.S. stock market, as measured by the S&P 500® Index4, delivered its second consecutive year of positive returns in 2010, despite economic concerns that kept equity prices somewhat volatile throughout the period. While the S&P 500® Index started out the year on a negative note in January 2010, it rebounded by the end of the first quarter, buoyed by healthy corporate earnings. Shares proceeded to decline sharply in the second quarter as persistently high unemployment and disappointing trends in the housing market aggravated fears of a double-dip recession. However, the market staged a particularly strong rally in September of 2010 and ended the year with strong fourth quarter performance, supported by news of additional government stimulus measures and encouraging consumer spending trends. The year-end rally pushed the S&P 500® Index to its highest level since September 2008. Small cap stocks, as measured by the Russell 2000® Index, appreciated nearly 27% during the year.

Fund Performance Overview

RS Partners VIP Series returned 26.66% for the twelve-month period ended December 31, 2010, while the Russell 2000® Value Index returned 24.50%.

The Fund’s relative performance for the twelve-month period benefited from several consumer-related investments, including Coinstar, a company that manages self-service consumer vending machines and kiosks. Despite the healthy performance of some of our consumer investments, we remain cautious regarding more discretionary consumer-related businesses, and continue to focus on those with stronger recurring cash-flow characteristics.

Within business services and technology, we continued to attempt to allocate capital to companies that have maintenance-type revenue streams, high renewal rates, and recurring cash flow businesses. We benefited from our investment in Atmel Corporation, a manufacturer of touch solution and integrated circuit products used in smart phones.

We selectively added to our financial services late last year, with specific focus on banks that we believe have sound capital ratios, established customer relationships, and solid deposit franchises that we see as key to building long-term intrinsic value and managing risk. This approach drew us to Whitney Holding Corporation, a New Orleans-based bank serving the Gulf South. Shares of Whitney came under pressure in the wake of the April 2010 oil spill catastrophe. Our investment team made multiple trips to the Gulf South, where we interviewed everyone from bank officials to real estate investors, oil industry professionals, and port operators. We determined that our initial investment thesis for Whitney remained largely intact, and our conviction paid off in the fourth quarter when in-market rival Hancock Holding Company (HBHC) announced a merger with Whitney at a 42% premium over Whitney’s pre-announcement valuations.

Detractors from relative performance included several financial services stocks, such as electronic payments provider Euronet Worldwide and regional banking company First Horizon National. Shares of Comverse Technology, a provider of payments and customer management solutions for the telecommunications industry, also declined as the company faced scrutiny into its financial reporting methods and recent earnings performance.

Following the very strong performance of many small cap stocks in 2010, we scaled back or even exited some

3

RS PARTNERS VIP SERIES

investments that we believed were trading close to their intrinsic values. As a result, the Fund’s cash levels rose by year end, which dampened relative performance. We expect cash levels to decline over time as we deploy resources to prospective investment opportunities when they meet our purchase price targets.

Outlook

We believe we are in a period of protracted volatility as the markets continue to grapple with risks posed by deleveraging, deflation/inflation, government budget deficits, and the potential for higher taxes. In this environment, we believe that investors will become even more discriminating, rewarding companies with solid cash-flow fundamentals and moderate risk profiles. We continue to focus on companies undergoing structural changes that we believe will lead to improving return on investment capital.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

4

RS PARTNERS VIP SERIES

Characteristics

Total Net Assets: $16,684,634

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	% Assets
Atmel Corp.	5.61%
ACI Worldwide, Inc.	4.01%
Myriad Genetics, Inc.	3.97%
Denbury Resources, Inc.	3.79%
Compass Minerals International, Inc.	3.70%
GameStop Corp., Class A	3.68%
New Gold, Inc.	3.62%
First Horizon National Corp.	3.60%
Associated Banc-Corp.	3.58%
BorgWarner, Inc.	3.50%
Total	39.06%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Value Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	Standard deviation is a statistical measure of dispersion about the mean return of a portfolio and is often used to describe the risk or volatility of returns. A higher standard deviation implies higher volatility in historical returns.

5

RS PARTNERS VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	1 Year	3 Year	5 Year	Since Inception
RS Partners VIP Series	2/3/03	26.66%	5.30%	4.58%	9.78%
Russell 2000® Value Index[3]		24.50%	2.19%	3.52%	11.07%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 2/3/03 in RS Partners VIP Series and the Russell 2000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian UBS VC Small Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. The predecessor fund, a diversified mutual fund with generally similar investment objective, strategies, and policies, was advised by Guardian Investor Services LLC. The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different investment team than the predecessor fund. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period 7/1/10-12/31/10
Based on Actual Return	$1,000.00	$1,289.00	$7.99	1.38%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.23	$7.04	1.38%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS PARTNERS VIP SERIES

December 31, 2010	Foreign Currency	Shares	Value
Common Stocks – 86.7%
Auto Parts – 3.5%
BorgWarner, Inc.(1)		8,068	$583,801

			583,801
Banks: Diversified – 14.1%
Associated Banc-Corp		39,374	596,516
Commerce Bancshares, Inc.		8,627	342,777
First Horizon National Corp.(1)		50,985	600,600
Susquehanna Bancshares, Inc.		34,355	332,556
Whitney Holding Corp.		34,147	483,180

			2,355,629
Biotechnology – 4.0%
Myriad Genetics, Inc.(1)		28,966	661,583

			661,583
Computer Services, Software & Systems – 7.2%
ACI Worldwide, Inc.(1)		24,930	669,869
DST Systems, Inc.		7,099	314,841
Parametric Technology Corp.(1)		9,620	216,738

			1,201,448
Consumer Electronics – 1.5%
Harman International Industries, Inc.(1)		5,308	245,760

			245,760
Consumer Lending – 4.2%
MGIC Investment Corp.(1)		45,709	465,775
MoneyGram International, Inc.(1)		87,373	236,781

			702,556
Entertainment – 1.2%
Live Nation Entertainment, Inc.(1)		17,290	197,452

			197,452
Financial Data & Systems – 4.9%
Euronet Worldwide, Inc.(1)		21,172	369,240
Jack Henry & Associates, Inc.		15,321	446,607

			815,847
Health Care Management Services – 1.7%
Magellan Health Services, Inc.(1)		5,978	282,640

			282,640
Insurance: Life – 4.8%
StanCorp Financial Group, Inc.		9,483	428,063
Torchmark Corp.		6,333	378,333

			806,396
Insurance: Multi-Line – 1.1%
eHealth, Inc.(1)		11,612	164,774
PICO Holdings, Inc.(1)		420	13,356

			178,130
Insurance: Property-Casualty – 2.5%
Genworth MI Canada, Inc.	CAD	15,000	416,223

			416,223
Medical & Dental Instruments & Supplies – 1.2%
The Cooper Cos., Inc.		3,671	206,824

			206,824
Medical Equipment – 1.9%
Sirona Dental Systems, Inc.(1)		7,543	315,147

			315,147
Metals & Minerals: Diversified – 3.7%
Compass Minerals International, Inc.		6,922	617,927

			617,927

December 31, 2010	Shares	Value
Oil Well Equipment & Services – 2.5%
Key Energy Services, Inc.(1)	32,605	$423,213

		423,213
Oil: Crude Producers – 7.1%
Concho Resources, Inc.(1)	6,234	546,535
Denbury Resources, Inc.(1)	33,128	632,413

		1,178,948
Precious Metals & Minerals – 3.6%
New Gold, Inc.(1)	61,940	604,534

		604,534
Scientific Instruments: Pollution Control – 0.4%
Waste Connections, Inc.	2,714	74,716

		74,716
Securities Brokerage & Services – 3.2%
MF Global Holdings Ltd.(1)	63,806	533,418

		533,418
Semiconductors & Components – 5.9%
Atmel Corp.(1)	76,009	936,431
Integrated Device Technology, Inc.(1)	7,032	46,833

		983,264
Specialty Retail – 3.7%
GameStop Corp., Class A(1)	26,830	613,870

		613,870
Utilities: Miscellaneous – 2.8%
Calpine Corp.(1)	34,514	460,417

		460,417
Total Common Stocks (Cost $10,757,672)		14,459,743

	Principal Amount	Value
Repurchase Agreements – 14.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $2,484,019, due 1/3/2011(2)	$2,484,000	2,484,000
Total Repurchase Agreements (Cost $2,484,000)		2,484,000
Total Investments - 101.6% (Cost $13,241,672)		16,943,743
Other Liabilities, Net - (1.6)%		(259,109)
Total Net Assets - 100.0%		$16,684,634

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.50%	4/30/2015	$2,536,688

Legend:

Foreign-Denominated Security

CAD — Canadian Dollar

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS PARTNERS VIP SERIES

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$14,459,743	$—	$—	$14,459,743
Repurchase Agreements	—	2,484,000	—	2,484,000
Total	$14,459,743	$2,484,000	$—	$16,943,743

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

Statement of Assets and Liabilities As of December 31, 2010
Assets
Investments, at value	$14,459,743
Repurchase agreements	2,484,000

Total Investments	16,943,743
Cash and cash equivalents	766
Receivable for fund shares subscribed	1,081
Dividends/interest receivable	349

Total Assets	16,945,939

Liabilities
Payable for investments purchased	195,618
Payable for fund shares redeemed	33,966
Payable to adviser	13,464
Accrued trustees’ fees	215
Accrued expenses/other liabilities	18,042

Total Liabilities	261,305

Total Net Assets	$16,684,634

Net Assets Consist of:
Paid-in capital	$16,514,461
Accumulated net investment loss	(212)
Accumulated net realized loss from investments and foreign currency transactions	(3,531,649)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	3,702,034

Total Net Assets	$16,684,634

Investments, at Cost	$13,241,672

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	1,345,483
Net Asset Value Per Share	$12.40

Statement of Operations For the Year Ended December 31, 2010
Investment Income
Dividends	$67,194
Interest	738
Withholding taxes on foreign dividends	(1,828)

Total Investment Income	66,104

Expenses
Investment advisory fees	154,233
Custodian fees	32,944
Professional fees	14,586
Shareholder reports	10,057
Administrative service fees	2,107
Trustees’ fees	836
Other expenses	1,221

Total Expenses	215,984

Less: Custody credits	(1)

Total Expenses, Net	215,983

Net Investment Loss	(149,879)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	2,533,162
Net realized loss from foreign currency transactions	(6)
Net change in unrealized appreciation/depreciation on investments	1,469,655
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(37)

Net Gain on Investments and Foreign Currency Transactions	4,002,774

Net Increase in Net Assets Resulting from Operations	$3,852,895

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09

Operations
Net investment loss	$(149,879)	$(76,599)
Net realized gain/(loss) from investments and foreign currency transactions	2,533,156	(4,932,654)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	1,469,618	9,444,248

Net Increase in Net Assets Resulting from Operations	3,852,895	4,434,995

Capital Share Transactions
Proceeds from sales of shares	6,181,993	2,600,002
Cost of shares redeemed	(10,088,222)	(5,395,221)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,906,229)	(2,795,219)

Net Increase/(Decrease) in Net Assets	(53,334)	1,639,776

Net Assets
Beginning of year	16,737,968	15,098,192

End of year	$16,684,634	$16,737,968

Accumulated Net Investment Loss Included in Net Assets	$(212)	$—

Other Information:
Shares
Sold	570,539	307,848
Redeemed	(934,394)	(753,233)

Net Decrease	(363,855)	(445,385)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/10	$9.79	$(0.11)	$2.72	$2.61	$—	$—	$—
Year Ended 12/31/09	7.01	(0.05)	2.83	2.78	—	—	—
Year Ended 12/31/08	10.95	(0.03)	(3.71)	(3.74)	—	(0.20)	(0.20)
Year Ended 12/31/07	11.71	(0.02)	(0.22)	(0.24)	—	(0.52)	(0.52)
Year Ended 12/31/06	13.01	0.04	1.15	1.19	(0.03)	(2.46)	(2.49)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
$12.40	26.66%	$16,685	1.40%	1.40%	(0.97)%	(0.97)%	77%
9.79	39.66%	16,738	1.36%	1.47%	(0.54)%	(0.65)%	72%
7.01	(34.00)%	15,098	1.36%	1.49%	(0.35)%	(0.48)%	95%
10.95	(2.03)%	20,816	1.36%	1.50%	(0.13)%	(0.27)%	73%
11.71	9.35%	22,338	1.36%	1.43%	0.28%	0.21%	172%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES

December 31, 2010

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Partners VIP Series (the “Fund”) is a series of the Trust. The Fund is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

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NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The Fund has adopted the new guidance for the year ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2010. The Trust is currently evaluating the impact of the adoption of the other provisions of the new guidance on the Fund’s financial statements.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

15

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES

As of December 31, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid to shareholders during the years ended December 31, 2010 and December 31, 2009.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may

16

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES

include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(151,201)	$149,667	$1,534

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $2,308,314 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010 were $3,345,756, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund elected to defer net capital and currency losses of $221.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2010, was $13,427,565. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2010, aggregated $3,520,876 and $(4,698), respectively, resulting in net unrealized appreciation of $3,516,178.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $10,715,247 and $16,011,388, respectively, for the year ended December 31, 2010.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2010, the Fund borrowed from the facility as follows:

Amount Outstanding at 12/31/10	Average Borrowing*	Average Interest Rate*
$—	$3,393,468	1.50%
*	For the year ended December 31, 2010, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Partners VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Partners VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2011

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Investment Trust and RS Variable Products Trust, including all the independent Trustees, met in person on August 11-12, 2010, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2010. Prior to the meeting of the Board on August 11-12, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of one relatively small variable insurance Fund with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a number of the Funds that had been identified as having higher expenses because of limited assets, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. The Trustees agreed to continue to monitor the limited number of Funds with this concern and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees

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SUPPLEMENTAL INFORMATION (UNAUDITED)

considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Trustees had also noted the following observations made by the Chief Compliance Officer in his report regarding certain Funds that lagged their peers: (1) RS Money Market VIP Series and RS Money Market Fund experienced extremely low (but still positive) yields reflecting a very conservative investment posture, (2) RS High Yield Bond VIP Series, which has the same general portfolio as the slightly better performing (compared to its peer group) RS High Yield Bond Fund, focused on better quality segments of the high yield market compared to its peers, (3) RS Value VIP Series had lower performance than the retail version of the Fund, largely related to its very small size ($4 million of total assets as of May 2010), (4) RS Growth Fund, which has faced redemptions attributed in part to past underperformance, has been managed for the past few years by a new portfolio management team, and (5) RS Mid Cap Growth Fund, while continuing to suffer from underperformance over the longer term, has slightly improved performance in the most recent annual period. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2009, and for the three months ended March 31, 2010. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. The Trustees noted the relatively brief recovery period since the most recent market disruption, which added financial pressure for many asset managers such as RS Investments, and current volatile market conditions result in fluctuating and uncertain revenues that increase the risks to RS Investments of committing increased resources to the Funds. The Trustees said that they would continue to monitor the potential economies of scale for the Funds, and the circumstances under which breakpoints might be appropriate in the future for certain Funds.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments, including, among other things, the firm’s performance during the course of the preceding year and the responsiveness of senior management to the

Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the firm.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has continued to integrate the respective RS and Guardian organizations, with even greater integration than last year when substantial progress had been reported. RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments as well as concerns about the expenses of smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including liquidations, reorganizations and expense limitations, both in response to an internal review of various Funds or concerns expressed by the Trustees. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees, including the implementation of voluntary expense reductions in certain funds. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2009 to May 1, 2010. Many Funds were changed to reduce expenses or were merged away.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2010.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	35	Envestnet, Inc. (1999-present)
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	35	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company (1979-2004).	35	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	35	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	35	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	35	None

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; Chairman and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”).	35	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to August 2006, CEO and CFO), RS Investments.	35	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

25

2010 Annual Report

All data as of December 31, 2010

RS Variable Products Trust

•	RS S&P 500 Index VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 INDEX VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS S&P 500 Index VIP Series Commentary

Highlights

•	Volatility of the S&P 500® Composite Index[1] declined during 2010.

•	RS S&P 500 Index VIP Series slightly underperformed its benchmark for the twelve-month period ended December 31, 2010.

•

In managing RS S&P 500 Index VIP Series, our goal is to attempt to track the investment performance of the S&P 500® Index, while remaining close to fully invested in stocks and keeping trading costs to a minimum.

Market Overview

The positive return for the S&P 500® Index for the year occurred despite a dramatic decline in stocks during the second quarter. Investors backed away from more volatile assets as concerns about the potential of a double dip recession took hold. The Chicago Board Options Exchange Market Volatility Index (known as the “VIX”), a measure of the implied volatility of S&P Index options and often used as gauge of investors’ appetite for risk, nearly doubled during the second quarter, while gold rose 11.59% over the same period. As the economic outlook brightened and the possibility of a double dip recession became more remote, investors returned to equities and the S&P 500® Index more than made up its second quarter loss, returning 23.27% over the second half. Volatility of the S&P 500® Index declined during 2010, averaging 12.06% over the fourth quarter and 18.32% for the full year4.

Fund Performance Overview

RS S&P 500 Index VIP Series returned 14.77% for the twelve-month period ending December 31, 2010. The Fund’s benchmark, the S&P 500® Index, returned 15.06% over the same period. The difference in performance is primarily due to the fact that, unlike the Fund, the index does not incur fees and expenses. The S&P 500® Index is a theoretical portfolio of 500 blue chip stocks, the return of which is computed as though the stocks were purchased and the index subsequently rebalanced without any trading costs or fund expenses.

Outlook

In this environment we will continue to manage the portfolio so as to be substantially fully invested in stocks, attempting to track the S&P 500® Index and keep trading costs to a minimum.

3

RS S&P 500 INDEX VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010.

There is no assurance that the Fund will track the performance of the S&P 500® Index perfectly. As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price.

4

RS S&P 500 INDEX VIP SERIES

Total Net Assets: $109,800,659

Sector Allocation[2]

Top Ten Holdings[3]

Holding	% of Total Net Assets
Exxon Mobil Corp.	3.17%
Apple, Inc.	2.55%
Microsoft Corp.	1.81%
General Electric Co.	1.68%
Chevron Corp.	1.58%
International Business Machines Corp.	1.57%
The Procter & Gamble Co.	1.55%
AT&T, Inc.	1.49%
Johnson & Johnson	1.46%
JPMorgan Chase & Co.	1.43%
Total	18.29%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and index exist due the presence of cash and other short term assets/liabilities (including futures) in the portfolio.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	Source: Bloomberg.

5

RS S&P 500 INDEX VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS S&P 500 Index VIP Series	8/25/99	14.77%	-3.07%	2.04%	1.15%	0.75%
S&P 500® Index[1]		15.06%	-2.86%	2.29%	1.41%	0.99%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS S&P 500 Index VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period 7/1/10-12/31/10
Based on Actual Return	$1,000.00	$1,229.90	$1.57	0.28%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,023.79	$1.43	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2010	Shares	Value
Common Stocks – 98.3%
Advertising Agencies – 0.2%
Omnicom Group, Inc.	2,847	$130,393
The Interpublic Group of Companies, Inc.(1)	4,609	48,947

		179,340
Aerospace – 2.1%
FLIR Systems, Inc.(1)	1,511	44,952
General Dynamics Corp.	3,562	252,760
Goodrich Corp.	1,185	104,363
L-3 Communications Holdings, Inc.	1,072	75,565
Lockheed Martin Corp.	2,791	195,119
Northrop Grumman Corp.	2,761	178,858
Raytheon Co.	3,442	159,502
Rockwell Collins, Inc.	1,482	86,341
Textron, Inc.	2,581	61,015
The Boeing Co.	6,926	451,991
United Technologies Corp.	8,731	687,304

		2,297,770
Air Transport – 0.3%
FedEx Corp.	2,966	275,868
Southwest Airlines Co.	7,052	91,535

		367,403
Aluminum – 0.1%
Alcoa, Inc.	9,650	148,513

		148,513
Asset Management & Custodian – 0.8%
Federated Investors, Inc., Class B	874	22,872
Franklin Resources, Inc.	1,375	152,914
Invesco Ltd.	4,360	104,901
Janus Capital Group, Inc.	1,726	22,386
Legg Mason, Inc.	1,451	52,628
Northern Trust Corp.	2,273	125,947
State Street Corp.	4,735	219,420
T. Rowe Price Group, Inc.	2,431	156,897

		857,965
Auto Parts – 0.3%
Genuine Parts Co.	1,490	76,497
Johnson Controls, Inc.	6,370	243,334

		319,831
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.(1)	2,294	27,184

		27,184
Automobiles – 0.5%
Ford Motor Co.(1)	35,386	594,131

		594,131
Back Office Support, HR and Consulting – 0.4%
Automatic Data Processing, Inc.	4,674	216,313
Iron Mountain, Inc.	1,898	47,469
Monster Worldwide, Inc.(1)	1,224	28,923
Paychex, Inc.	3,041	93,997
Robert Half International, Inc.	1,393	42,626

		429,328

December 31, 2010	Shares	Value
Banks: Diversified – 4.1%
Bank of America Corp.(2)	95,270	$1,270,902
BB&T Corp.	6,550	172,199
Comerica, Inc.	1,667	70,414
Fifth Third Bancorp	7,514	110,306
First Horizon National Corp.(1)	2,467	29,067
Huntington Bancshares, Inc.	8,167	56,107
KeyCorp	8,309	73,535
M&T Bank Corp.	1,123	97,757
Marshall & Ilsley Corp.	4,987	34,510
PNC Financial Services Group, Inc.	4,964	301,414
Regions Financial Corp.	11,863	83,041
SunTrust Banks, Inc.	4,720	139,287
U.S. Bancorp	18,112	488,481
Wells Fargo & Co.	49,580	1,536,484
Zions Bancorporation	1,682	40,755

		4,504,259
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	4,977	63,407
People’s United Financial, Inc.	3,503	49,077

		112,484
Beverage: Brewers & Distillers – 0.2%
Brown-Forman Corp., Class B	984	68,506
Constellation Brands, Inc., Class A(1)	1,684	37,301
Molson Coors Brewing Co., Class B	1,494	74,984

		180,791
Beverage: Soft Drinks – 2.3%
Coca-Cola Enterprises, Inc.	3,207	80,271
Dr. Pepper Snapple Group, Inc.	2,151	75,629
PepsiCo, Inc.	14,988	979,166
The Coca-Cola Co.	21,925	1,442,008

		2,577,074
Biotechnology – 1.4%
Amgen, Inc.(1)	8,943	490,971
Baxter International, Inc.	5,503	278,562
Biogen Idec, Inc.(1)	2,253	151,064
Celgene Corp.(1)	4,444	262,818
Cephalon, Inc.(1)	708	43,698
Genzyme Corp.(1)	2,447	174,226
Life Technologies Corp.(1)	1,759	97,624

		1,498,963
Building Materials – 0.1%
Masco Corp.	3,393	42,955
Vulcan Materials Co.	1,214	53,853

		96,808
Cable Television Services – 1.1%
Cablevision Systems Corp., Class A	2,259	76,444
Comcast Corp., Class A	26,374	579,437
DIRECTV, Class A(1)	7,874	314,409
Scripps Networks Interactive, Inc., Class A	847	43,832
Time Warner Cable, Inc.	3,354	221,465

		1,235,587

8	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2010	Shares	Value
Casinos & Gambling – 0.0%
International Game Technology	2,811	$49,727

		49,727
Chemicals: Diversified – 1.0%
Airgas, Inc.	704	43,972
E.I. du Pont de Nemours & Co.	8,622	430,065
Eastman Chemical Co.	683	57,427
Ecolab, Inc.	2,184	110,117
FMC Corp.	687	54,885
Sigma-Aldrich Corp.	1,154	76,810
The Dow Chemical Co.	10,957	374,072

		1,147,348
Chemicals: Specialty – 0.5%
Air Products & Chemicals, Inc.	2,021	183,810
International Flavors & Fragrances, Inc.	746	41,470
Praxair, Inc.	2,894	276,290

		501,570
Coal – 0.3%
CONSOL Energy, Inc.	2,134	104,011
Massey Energy Co.	964	51,719
Peabody Energy Corp.	2,540	162,509

		318,239
Commercial Services: Rental & Leasing – 0.0%
Ryder System, Inc.	491	25,846

		25,846
Commercial Vehicles & Parts – 0.2%
PACCAR, Inc.	3,443	197,697

		197,697
Communications Technology – 1.9%
Cisco Systems, Inc.(1)	52,350	1,059,040
Harris Corp.	1,210	54,813
JDS Uniphase Corp.(1)	2,103	30,451
Juniper Networks, Inc.(1)	4,942	182,459
QLogic Corp.(1)	994	16,918
QUALCOMM, Inc.	15,284	756,405
Tellabs, Inc.	3,501	23,737

		2,123,823
Computer Services, Software & Systems – 5.9%
Adobe Systems, Inc.(1)	4,792	147,498
Akamai Technologies, Inc.(1)	1,715	80,691
Autodesk, Inc.(1)	2,145	81,939
BMC Software, Inc.(1)	1,689	79,619
CA, Inc.	3,629	88,693
Citrix Systems, Inc.(1)	1,775	121,428
Cognizant Technology Solutions Corp., Class A(1)	2,870	210,342
Computer Sciences Corp.	1,454	72,118
Compuware Corp.(1)	2,059	24,029
F5 Networks, Inc.(1)	764	99,442
Google, Inc., Class A(1)	2,348	1,394,642

December 31, 2010	Shares	Value
Computer Services, Software & Systems (continued)
Intuit, Inc.(1)	2,638	$130,053
McAfee, Inc.(1)	1,455	67,381
Microsoft Corp.(2)	71,126	1,985,838
Novell, Inc.(1)	3,330	19,714
Oracle Corp.	36,546	1,143,890
Red Hat, Inc.(1)	1,805	82,398
SAIC, Inc.(1)	2,782	44,123
Salesforce.com, Inc.(1)	1,117	147,444
Symantec Corp.(1)	7,319	122,520
Teradata Corp.(1)	1,581	65,074
VeriSign, Inc.	1,621	52,958
Yahoo! Inc.(1)	12,288	204,349

		6,466,183
Computer Technology – 5.9%
Apple, Inc.(1)(2)	8,665	2,794,982
Dell, Inc.(1)	15,845	214,700
EMC Corp.(1)	19,453	445,474
Hewlett-Packard Co.	21,416	901,614
International Business Machines Corp.(2)	11,742	1,723,256
NetApp, Inc.(1)	3,413	187,578
NVIDIA Corp.(1)	5,485	84,469
SanDisk Corp.(1)	2,216	110,490
Western Digital Corp.(1)	2,165	73,393

		6,535,956
Consumer Electronics – 0.0%
Harman International Industries, Inc.(1)	655	30,327

		30,327
Consumer Lending – 0.1%
SLM Corp.(1)	4,598	57,889

		57,889
Consumer Services: Miscellaneous – 0.3%
eBay, Inc.(1)	10,842	301,733
H & R Block, Inc.	2,920	34,777

		336,510
Containers & Packaging – 0.2%
Ball Corp.	835	56,822
Bemis Co., Inc.	1,019	33,280
Owens-Illinois, Inc.(1)	1,541	47,309
Sealed Air Corp.	1,521	38,709

		176,120
Copper – 0.5%
Freeport-McMoran Copper & Gold, Inc., Class B	4,444	533,680

		533,680
Cosmetics – 0.2%
Avon Products, Inc.	4,054	117,809
Estee Lauder Companies, Inc., Class A	1,070	86,349

		204,158

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2010	Shares	Value
Diversified Financial Services – 4.4%
Ameriprise Financial, Inc.	2,343	$134,840
Bank of New York Mellon Corp.	11,714	353,763
Capital One Financial Corp.	4,294	182,753
Citigroup, Inc.(1)	274,490	1,298,338
JPMorgan Chase & Co.(2)	36,939	1,566,952
Leucadia National Corp.	1,874	54,683
Morgan Stanley	14,294	388,940
The Goldman Sachs Group, Inc.	4,827	811,708

		4,791,977
Diversified Manufacturing Operations – 3.6%
3M Co.	6,742	581,835
Danaher Corp.	5,049	238,161
Dover Corp.	1,758	102,755
Eaton Corp.	1,584	160,792
General Electric Co.(2)	100,638	1,840,669
Honeywell International, Inc.	7,369	391,736
Illinois Tool Works, Inc.	4,687	250,286
Ingersoll-Rand PLC	3,061	144,142
ITT Corp.	1,723	89,786
Tyco International Ltd.	4,664	193,276

		3,993,438
Diversified Media – 0.7%
Discovery Communications, Inc., Class A(1)	2,693	112,298
News Corp., Class A	21,561	313,928
Time Warner, Inc.	10,497	337,689

		763,915
Diversified Retail – 2.6%
Amazon.com, Inc.(1)	3,350	603,000
Big Lots, Inc.(1)	717	21,840
Costco Wholesale Corp.	4,091	295,411
Family Dollar Stores, Inc.	1,187	59,006
J.C. Penney Co., Inc.	2,233	72,148
Kohl’s Corp.(1)	2,909	158,075
Macy’s, Inc.	4,002	101,250
Nordstrom, Inc.	1,595	67,596
Sears Holdings Corp.(1)	417	30,754
Target Corp.	6,678	401,548
Wal-Mart Stores, Inc.	18,519	998,730

		2,809,358
Drug & Grocery Store Chains – 1.0%
CVS Caremark Corp.	12,828	446,030
Safeway, Inc.	3,527	79,322
SUPERVALU, Inc.	2,018	19,433
The Kroger Co.	6,057	135,435
Walgreen Co.	8,746	340,744
Whole Foods Market, Inc.(1)	1,389	70,269

		1,091,233
Education Services – 0.1%
Apollo Group, Inc., Class A(1)	1,199	47,349
DeVry, Inc.	591	28,356

		75,705

December 31, 2010	Shares	Value
Electronic Components – 0.4%
Amphenol Corp., Class A	1,655	$87,351
Corning, Inc.	14,760	285,163
Molex, Inc.	1,286	29,218

		401,732
Electronic Entertainment – 0.0%
Electronic Arts, Inc.(1)	3,116	51,040

		51,040
Energy Equipment — 0.1%
First Solar, Inc.(1)	513	66,762

		66,762
Engineering & Contracting Services – 0.2%
Fluor Corp.	1,689	111,913
Jacobs Engineering Group, Inc.(1)	1,187	54,424
Quanta Services, Inc.(1)	2,011	40,059

		206,396
Entertainment – 0.8%
The Walt Disney Co.	17,893	671,166
Viacom, Inc., Class B	5,719	226,530

		897,696
Environmental, Maintenance and Security Services – 0.0%
Cintas Corp.	1,199	33,524

		33,524
Fertilizers – 0.4%
CF Industries Holdings, Inc.	672	90,821
Monsanto Co.	5,069	353,005

		443,826
Financial Data & Systems – 1.3%
American Express Co.	9,891	424,522
Discover Financial Services	5,142	95,281
Equifax, Inc.	1,175	41,830
Fidelity National Information Services, Inc.	2,509	68,722
Fiserv, Inc.(1)	1,425	83,448
MasterCard, Inc., Class A	915	205,061
Moody’s Corp.	1,919	50,930
The Dun & Bradstreet Corp.	480	39,403
Total System Services, Inc.	1,580	24,300
Visa, Inc., Class A	4,596	323,466
Western Union Co.	6,214	115,394

		1,472,357
Foods – 1.7%
Campbell Soup Co.	1,849	64,253
ConAgra Foods, Inc.	4,175	94,272
Dean Foods Co.(1)	1,716	15,169
General Mills, Inc.	6,060	215,675
H.J. Heinz Co.	3,019	149,320
Hormel Foods Corp.	639	32,755
Kellogg Co.	2,424	123,818
Kraft Foods, Inc., Class A	16,484	519,411
McCormick & Co., Inc.	1,272	59,186

10	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2010	Shares	Value
Foods (continued)
Mead Johnson Nutrition Co.	1,926	$119,893
Sara Lee Corp.	6,029	105,568
Sysco Corp.	5,459	160,495
The Hershey Co.	1,463	68,980
The J.M. Smucker Co.	1,114	73,134
Tyson Foods, Inc., Class A	2,813	48,440

		1,850,369
Forms and Bulk Printing Services — 0.0%
R.R. Donnelley & Sons Co.	1,943	33,944

		33,944
Fruit & Grain Processing – 0.2%
Archer-Daniels-Midland Co.	6,036	181,563

		181,563
Gas Pipeline – 0.3%
El Paso Corp.	6,668	91,752
EQT Corp.	1,410	63,224
Spectra Energy Corp.	6,122	152,989

		307,965
Gold – 0.3%
Newmont Mining Corp.	4,649	285,588

		285,588
Health Care Facilities – 0.1%
DaVita, Inc.(1)	916	63,653
Tenet Healthcare Corp.(1)	4,615	30,874

		94,527
Health Care Management Services – 0.8%
Aetna, Inc.	3,797	115,846
CIGNA Corp.	2,577	94,473
Coventry Health Care, Inc.(1)	1,402	37,013
Humana, Inc.(1)	1,589	86,982
UnitedHealth Group, Inc.	10,376	374,677
WellPoint, Inc.(1)	3,721	211,576

		920,567
Health Care Services – 0.7%
Cerner Corp.(1)	660	62,528
Express Scripts, Inc.(1)	4,972	268,737
McKesson Corp.	2,380	167,504
Medco Health Solutions, Inc.(1)	4,011	245,754

		744,523
Home Building – 0.1%
D.R. Horton, Inc.	2,654	31,662
Lennar Corp., Class A	1,508	28,275
Pulte Group, Inc.(1)	3,180	23,914

		83,851

December 31, 2010	Shares	Value
Hotel/Motel – 0.3%
Marriott International, Inc., Class A	2,722	$113,072
Starwood Hotels & Resorts Worldwide, Inc.	1,795	109,100
Wyndham Worldwide Corp.	1,658	49,674
Wynn Resorts Ltd.	711	73,830

		345,676
Household Appliances – 0.1%
Whirlpool Corp.	718	63,780

		63,780
Household Equipment & Products – 0.2%
Fortune Brands, Inc.	1,435	86,459
Newell Rubbermaid, Inc.	2,719	49,431
Snap-On, Inc.	543	30,723
Stanley Black & Decker, Inc.	1,564	104,585

		271,198
Household Furnishings – 0.0%
Leggett & Platt, Inc.	1,388	31,591

		31,591
Insurance: Life – 0.7%
AFLAC, Inc.	4,453	251,283
Lincoln National Corp.	2,989	83,124
Principal Financial Group, Inc.	3,006	97,875
Prudential Financial, Inc.	4,575	268,598
Torchmark Corp.	766	45,761
Unum Group	3,014	72,999

		819,640
Insurance: Multi-Line – 2.2%
American International Group, Inc.(1)	1,323	76,231
Aon Corp.	3,120	143,551
Assurant, Inc.	1,011	38,944
Berkshire Hathaway, Inc., Class B(1)	16,332	1,308,357
Genworth Financial, Inc., Class A(1)	4,629	60,825
Loews Corp.	2,999	116,691
Marsh & McLennan Companies, Inc.	5,109	139,680
MetLife, Inc.	8,563	380,540
The Hartford Financial Services Group, Inc.	4,200	111,258

		2,376,077
Insurance: Property-Casualty – 0.9%
ACE Ltd.	3,208	199,698
Cincinnati Financial Corp.	1,511	47,884
The Allstate Corp.	5,041	160,707
The Chubb Corp.	2,871	171,226
The Progressive Corp.	6,273	124,645
The Travelers Companies, Inc.	4,348	242,227
XL Group PLC	3,143	68,580

		1,014,967

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2010	Shares	Value
Leisure Time – 0.4%
Carnival Corp.	4,069	$187,621
Expedia, Inc.	1,918	48,123
Priceline.com, Inc.(1)	463	184,992

		420,736
Luxury Items – 0.1%
Tiffany & Co.	1,197	74,537

		74,537
Machinery: Agricultural – 0.3%
Deere & Co.	4,005	332,615

		332,615
Machinery: Construction & Handling – 0.5%
Caterpillar, Inc.	5,997	561,679

		561,679
Machinery: Engines – 0.2%
Cummins, Inc.	1,878	206,599

		206,599
Medical & Dental Instruments & Supplies – 0.8%
Becton, Dickinson and Co.	2,170	183,408
Boston Scientific Corp.(1)	14,359	108,698
C.R. Bard, Inc.	898	82,409
DENTSPLY International, Inc.	1,339	45,754
Patterson Companies, Inc.	937	28,700
St. Jude Medical, Inc.(1)	3,212	137,313
Stryker Corp.	3,231	173,505
Zimmer Holdings, Inc.(1)	1,875	100,650

		860,437
Medical Equipment – 0.8%
CareFusion Corp.(1)	2,101	53,995
Intuitive Surgical, Inc.(1)	376	96,914
Medtronic, Inc.	10,197	378,207
PerkinElmer, Inc.	1,114	28,763
Thermo Fisher Scientific, Inc.(1)	3,752	207,711
Varian Medical Systems, Inc.(1)	1,124	77,871

		843,461
Medical Services – 0.1%
Laboratory Corp. of America Holdings(1)	968	85,107
Quest Diagnostics, Inc.	1,334	71,996

		157,103
Metal Fabricating – 0.2%
Fastenal Co.	1,393	83,455
Precision Castparts Corp.	1,344	187,098

		270,553
Metals & Minerals: Diversified – 0.1%
Cliffs Natural Resources, Inc.	1,279	99,775
Titanium Metals Corp.(1)	854	14,672

		114,447

December 31, 2010	Shares	Value
Office Supplies & Equipment – 0.2%
Avery Dennison Corp.	1,029	$43,568
Lexmark International Group, Inc., Class A(1)	739	25,732
Pitney Bowes, Inc.	1,917	46,353
Xerox Corp.	13,100	150,912

		266,565
Offshore Drilling & Other Services – 0.0%
Diamond Offshore Drilling, Inc.	657	43,934

		43,934
Oil Well Equipment & Services – 2.1%
Baker Hughes, Inc.	4,071	232,739
Cameron International Corp.(1)	2,286	115,969
FMC Technologies, Inc.(1)	1,133	100,735
Halliburton Co.	8,590	350,730
Helmerich & Payne, Inc.	1,002	48,577
Nabors Industries Ltd.(1)	2,703	63,412
National-Oilwell Varco, Inc.	3,957	266,108
Rowan Companies, Inc.(1)	1,189	41,508
Schlumberger Ltd.	12,890	1,076,315

		2,296,093
Oil: Crude Producers – 2.7%
Anadarko Petroleum Corp.	4,675	356,048
Apache Corp.	3,607	430,063
Cabot Oil & Gas Corp.	981	37,131
Chesapeake Energy Corp.	6,185	160,253
Denbury Resources, Inc.(1)	3,767	71,912
Devon Energy Corp.	4,080	320,321
EOG Resources, Inc.	2,398	219,201
Newfield Exploration Co.(1)	1,265	91,219
Noble Energy, Inc.	1,650	142,032
Occidental Petroleum Corp.	7,683	753,702
Pioneer Natural Resources Co.	1,095	95,068
QEP Resources, Inc.	1,642	59,621
Range Resources Corp.	1,511	67,965
Southwestern Energy Co.(1)	3,279	122,733

		2,927,269
Oil: Integrated – 6.3%
Chevron Corp.	19,002	1,733,932
ConocoPhillips	13,881	945,296
Exxon Mobil Corp.(2)	47,639	3,483,364
Hess Corp.	2,838	217,221
Marathon Oil Corp.	6,705	248,286
Murphy Oil Corp.	1,807	134,712
Williams Companies, Inc.	5,543	137,023

		6,899,834
Oil: Refining and Marketing – 0.2%
Sunoco, Inc.	1,142	46,034
Tesoro Corp.(1)	1,361	25,233
Valero Energy Corp.	5,331	123,253

		194,520

12	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2010	Shares	Value
Paints & Coatings – 0.2%
PPG Industries, Inc.	1,544	$129,804
The Sherwin-Williams Co.	843	70,601

		200,405
Paper – 0.1%
International Paper Co.	4,138	112,719
MeadWestvaco Corp.	1,596	41,751

		154,470
Personal Care – 2.2%
Clorox Co.	1,272	80,492
Colgate-Palmolive Co.	4,559	366,407
Kimberly-Clark Corp.	3,858	243,208
The Procter & Gamble Co.(2)	26,491	1,704,166

		2,394,273
Pharmaceuticals – 5.9%
Abbott Laboratories	14,577	698,384
Allergan, Inc.	2,898	199,006
AmerisourceBergen Corp.	2,612	89,122
Bristol-Myers Squibb Co.	16,165	428,049
Cardinal Health, Inc.	3,310	126,806
Eli Lilly & Co.	9,619	337,050
Forest Laboratories, Inc.(1)	2,682	85,770
Gilead Sciences, Inc.(1)	7,674	278,106
Hospira, Inc.(1)	1,576	87,767
Johnson & Johnson(2)	25,966	1,605,997
Merck & Co., Inc.	29,075	1,047,863
Mylan, Inc.(1)	4,115	86,950
Pfizer, Inc.	75,675	1,325,069
Watson Pharmaceuticals, Inc.(1)	1,175	60,689

		6,456,628
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	544	75,132

		75,132
Production Technology Equipment – 0.3%
Applied Materials, Inc.	12,608	177,142
KLA-Tencor Corp.	1,582	61,129
Novellus Systems, Inc.(1)	855	27,634
Teradyne, Inc.(1)	1,706	23,952

		289,857
Publishing – 0.2%
Gannett Co., Inc.	2,262	34,134
Meredith Corp.	330	11,434
The McGraw-Hill Companies, Inc.	2,899	105,553
The Washington Post Co., Class B	52	22,854

		173,975
Radio & TV Broadcasters – 0.1%
CBS Corp., Class B	6,437	122,625

		122,625

December 31, 2010	Shares	Value
Railroads – 0.8%
CSX Corp.	3,536	$228,461
Norfolk Southern Corp.	3,423	215,033
Union Pacific Corp.	4,658	431,610

		875,104
Real Estate – 0.1%
CB Richard Ellis Group, Inc., Class A(1)	2,750	56,320

		56,320
Real Estate Investment Trusts – 1.4%
Apartment Investment & Management Co., Class A	1,109	28,657
AvalonBay Communities, Inc.	804	90,490
Boston Properties, Inc.	1,318	113,480
Equity Residential	2,679	139,174
HCP, Inc.	3,439	126,521
Health Care REIT, Inc.	1,368	65,172
Host Hotels & Resorts, Inc.	6,292	112,438
Kimco Realty Corp.	3,848	69,418
Plum Creek Timber Co., Inc.	1,531	57,336
ProLogis	5,376	77,629
Public Storage, Inc.	1,315	133,367
Simon Property Group, Inc.	2,764	274,990
Ventas, Inc.	1,476	77,461
Vornado Realty Trust	1,531	127,578
Weyerhaeuser Co.	5,052	95,634

		1,589,345
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	2,215	76,794

		76,794
Restaurants – 1.2%
Darden Restaurants, Inc.	1,304	60,558
McDonald’s Corp.	9,979	765,988
Starbucks Corp.	6,987	224,492
Yum! Brands, Inc.	4,425	217,046

		1,268,084
Scientific Instruments: Control & Filter – 0.4%
Flowserve Corp.	529	63,067
Pall Corp.	1,094	54,240
Parker Hannifin Corp.	1,522	131,349
Rockwell Automation, Inc.	1,340	96,091
Roper Industries, Inc.	897	68,558
Waters Corp.(1)	863	67,064

		480,369
Scientific Instruments: Electrical – 0.4%
Emerson Electric Co.	7,117	406,879

		406,879
Scientific Instruments: Gauges & Meters – 0.1%
Agilent Technologies, Inc.(1)	3,279	135,849

		135,849

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2010	Shares	Value
Scientific Instruments: Pollution Control – 0.3%
Republic Services, Inc.	2,911	$86,922
Stericycle, Inc.(1)	804	65,060
Waste Management, Inc.	4,516	166,505

		318,487
Securities Brokerage & Services – 0.5%
CME Group, Inc.	633	203,668
E*TRADE Financial Corp.(1)	1,873	29,968
IntercontinentalExchange, Inc.(1)	691	82,332
NYSE Euronext	2,467	73,961
The Charles Schwab Corp.	9,379	160,475
The NASDAQ OMX Group, Inc.(1)	1,342	31,819

		582,223
Semiconductors & Components – 2.1%
Advanced Micro Devices, Inc.(1)	5,421	44,344
Altera Corp.	2,956	105,174
Analog Devices, Inc.	2,818	106,154
Broadcom Corp., Class A	4,304	187,439
Intel Corp.	52,665	1,107,545
Linear Technology Corp.	2,125	73,504
LSI Corp.(1)	5,851	35,047
MEMC Electronic Materials, Inc.(1)	2,157	24,288
Microchip Technology, Inc.	1,761	60,244
Micron Technology, Inc.(1)	8,081	64,810
National Semiconductor Corp.	2,256	31,042
Texas Instruments, Inc.	11,098	360,685
Xilinx, Inc.	2,459	71,262

		2,271,538
Specialty Retail – 1.9%
Abercrombie & Fitch Co., Class A	830	47,833
AutoNation, Inc.(1)	609	17,174
AutoZone, Inc.(1)	258	70,328
Bed, Bath & Beyond, Inc.(1)	2,449	120,368
Best Buy Co., Inc.	3,124	107,122
CarMax, Inc.(1)	2,117	67,490
GameStop Corp., Class A(1)	1,420	32,490
Limited Brands, Inc.	2,497	76,733
Lowe’s Companies, Inc.	13,025	326,667
Netflix, Inc.(1)	410	72,037
O’Reilly Automotive, Inc.(1)	1,322	79,875
RadioShack Corp.	1,055	19,507
Ross Stores, Inc.	1,134	71,725
Staples, Inc.	6,833	155,587
The Gap, Inc.	4,154	91,970
The Home Depot, Inc.	15,487	542,974
The TJX Companies, Inc.	3,730	165,575
Urban Outfitters, Inc.(1)	1,215	43,509

		2,108,964

December 31, 2010	Shares	Value
Steel – 0.2%
AK Steel Holding Corp.	1,041	$17,041
Allegheny Technologies, Inc.	930	51,317
Nucor Corp.	2,981	130,628
United States Steel Corp.	1,357	79,276

		278,262
Technology: Miscellaneous – 0.0%
Jabil Circuit, Inc.	1,861	37,387

		37,387
Telecommunications Equipment – 0.4%
American Tower Corp., Class A(1)	3,771	194,734
Motorola, Inc.(1)	22,179	201,164

		395,898
Textiles, Apparel & Shoes – 0.5%
Coach, Inc.	2,813	155,587
NIKE, Inc., Class B	3,608	308,196
Polo Ralph Lauren Corp.	610	67,661
VF Corp.	822	70,840

		602,284
Tobacco – 1.6%
Altria Group, Inc.	19,717	485,433
Lorillard, Inc.	1,405	115,294
Philip Morris International, Inc.	17,144	1,003,438
Reynolds American, Inc.	3,202	104,449

		1,708,614
Toys – 0.1%
Hasbro, Inc.	1,291	60,909
Mattel, Inc.	3,406	86,615

		147,524
Transportation Miscellaneous – 0.7%
Expeditors International of Washington, Inc.	2,006	109,528
United Parcel Service, Inc., Class B	9,361	679,421

		788,949
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,563	125,337

		125,337
Utilities: Electrical – 2.9%
Allegheny Energy, Inc.	1,617	39,196
Ameren Corp.	2,267	63,907
American Electric Power, Inc.	4,544	163,493
CMS Energy Corp.	2,304	42,854
Consolidated Edison, Inc.	2,721	134,880
Constellation Energy Group	1,895	58,044
Dominion Resources, Inc.	5,506	235,216
DTE Energy Co.	1,613	73,101
Duke Energy Corp.	12,490	222,447
Edison International	3,111	120,085
Entergy Corp.	1,728	122,394
Exelon Corp.	6,234	259,584

14	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2010	Shares	Value
Utilities: Electrical (continued)
FirstEnergy Corp.	2,877	$106,507
NextEra Energy, Inc.	3,943	204,997
Northeast Utilities	1,654	52,729
NRG Energy, Inc.(1)	2,324	45,411
Pepco Holdings, Inc.	2,113	38,562
PG&E Corp.	3,706	177,295
Pinnacle West Capital Corp.	1,024	42,445
PPL Corp.	4,559	119,993
Progress Energy, Inc.	2,739	119,092
Public Service Enterprise Group, Inc.	4,727	150,366
SCANA Corp.	1,033	41,940
Southern Co.	7,896	301,864
TECO Energy, Inc.	2,073	36,899
The AES Corp.(1)	6,259	76,235
Wisconsin Energy Corp.	1,099	64,687
Xcel Energy, Inc.	4,375	103,031

		3,217,254
Utilities: Gas Distributors – 0.3%
CenterPoint Energy, Inc.	3,998	62,849
Nicor, Inc.	413	20,617
NiSource, Inc.	2,639	46,499
ONEOK, Inc.	1,026	56,912
Sempra Energy	2,273	119,287

		306,164
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	734	35,606

		35,606
Utilities: Telecommunications – 2.9%
AT&T, Inc.(2)	55,839	1,640,550
CenturyLink, Inc.	2,858	131,954
Frontier Communications Corp.	9,342	90,898
MetroPCS Communications, Inc.(1)	2,478	31,297
Qwest Communications International, Inc.	16,454	125,215
Sprint Nextel Corp.(1)	28,182	119,210
Verizon Communications, Inc.	26,698	955,254
Windstream Corp.	4,579	63,831

		3,158,209
Total Common Stocks (Cost $71,510,564)		107,966,480

December 31, 2010	Principal Amount	Value
U.S. Government Securities – 0.5%
U.S. Treasury Bills – 0.3%
U.S. Treasury Bills 0.185% due 3/24/2011(2)	$200,000	$199,916
0.19% due 1/20/2011(2)	100,000	99,990

		299,906
U.S. Treasury Notes – 0.2%
U.S. Treasury Notes 1.00% due 8/31/2011(2)	75,000	75,378
3.125% due 5/15/2019(2)	145,000	146,529

		221,907
Total U.S. Government Securities (Cost $516,897)		521,813

	Principal Amount	Value
Repurchase Agreements – 1.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $1,297,010, due 1/3/2011(3)	1,297,000	1,297,000
Total Repurchase Agreements (Cost $1,297,000)		1,297,000
Total Investments – 100.0% (Cost $73,324,461)		109,785,293
Other Assets, Net – 0.0%		15,366
Total Net Assets – 100.0%		$109,800,659

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	6.25%	7/15/2032	$1,324,594

The table below presents futures contracts as of December 31, 2010.

Description	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Purchased Futures Contracts Counterparty: Goldman, Sachs & Co. S&P 500 E Mini Index	27	03/18/2011	$1,692	$39,471

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

The following is a summary of the inputs used as of December 30, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$107,966,480	$—	$—	$107,966,480
U.S Government Securities	—	521,813	—	521,813
Repurchase Agreements	—	1,297,000	—	1,297,000
Other Financial Instruments
Financial Futures Contracts	39,471	—	—	39,471
Total	$108,005,951	$1,818,813	$—	$109,824,764

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statement of Assets and Liabilities As of December 31, 2010
Assets
Investments, at value	$109,785,293
Cash and cash equivalents	163
Dividends/interest receivable	127,900
Due from distributor	5,770
Receivable for fund shares subscribed	2,782

Total Assets	109,921,908

Liabilities
Payable for fund shares redeemed	67,907
Payable to adviser	23,060
Payable for variation margin	2,025
Accrued trustees’ fees	1,635
Accrued expenses/other liabilities	26,622

Total Liabilities	121,249

Total Net Assets	$109,800,659

Net Assets Consist of:
Paid-in capital	$121,538,516
Accumulated undistributed net investment income	6,049
Accumulated net realized loss from investments and futures contracts	(48,244,209)
Net unrealized appreciation on investments and futures contracts	36,500,303

Total Net Assets	$109,800,659

Investments, at Cost	$73,324,461

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	12,033,923
Net Asset Value Per Share	$9.12

Statement of Operations For the Year Ended December 31, 2010
Investment Income
Dividends	$2,089,246
Interest	7,320
Withholding taxes on foreign dividends	(87)

Total Investment Income	2,096,479

Expenses
Investment advisory fees	259,220
Custodian fees	48,355
Professional fees	27,479
Administrative service fees	13,486
Shareholder reports	12,853
Trustees’ fees	5,433
Other expenses	18,414

Total Expenses	385,240
Less: Expense reimbursement by distributor	(94,897)
Custody credits	(3)

Total Expenses, Net	290,340

Net Investment Income	1,806,139

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	1,255,137
Net realized gain from futures contracts	558,293
Net change in unrealized appreciation/depreciation on investments	11,165,760
Net change in unrealized appreciation/depreciation on futures contracts	(43,333)

Net Gain on Investments and Futures Contracts	12,935,857

Net Increase in Net Assets Resulting from Operations	$14,741,996

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09

Operations
Net investment income	$1,806,139	$3,237,390
Net realized gain/(loss) from investments and futures contracts	1,813,430	(9,916,129)
Net change in unrealized appreciation/depreciation on investments and futures contracts	11,122,427	45,342,112

Net Increase in Net Assets Resulting from Operations	14,741,996	38,663,373

Distributions to Shareholders
Net investment income	(1,800,090)	(3,271,843)

Total Distributions	(1,800,090)	(3,271,843)

Capital Share Transactions
Proceeds from sales of shares	7,883,279	14,461,577
Reinvestment of distributions	1,800,090	3,271,843
Cost of shares redeemed	(17,244,856)	(107,543,128)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(7,561,487)	(89,809,708)

Net Increase/(Decrease) in Net Assets	5,380,419	(54,418,178)

Net Assets
Beginning of year	104,420,240	158,838,418

End of year	$109,800,659	$104,420,240

Accumulated Undistributed Net Investment Income Included in Net Assets	$6,049	$—

Other Information:
Shares
Sold	970,612	2,271,009
Reinvested	199,788	407,452
Redeemed	(2,064,901)	(14,095,408)

Net Decrease	(894,501)	(11,416,947)

18	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

19

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/10	$8.08	$0.15	$1.04	$1.19	$(0.15)	$—	$(0.15)
Year Ended 12/31/09	6.52	0.15	1.56	1.71	(0.15)	—	(0.15)
Year Ended 12/31/08	10.71	0.21	(4.19)	(3.98)	(0.21)	—	(0.21)
Year Ended 12/31/07	10.36	0.19	0.35	0.54	(0.19)	—	(0.19)
Year Ended 12/31/06	9.12	0.16	1.24	1.40	(0.16)	—	(0.16)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$9.12	14.77%	$109,801	0.28%	0.37%	1.74%	1.65%	5%
8.08	26.25%	104,420	0.28%	0.36%	2.03%	1.95%	5%
6.52	(37.16)%	158,838	0.28%	0.35%	2.02%	1.95%	8%
10.71	5.22%	282,937	0.28%	0.35%	1.72%	1.65%	3%
10.36	15.46%	268,391	0.28%	0.36%	1.72%	1.64%	2%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2010

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the

New York Stock Exchange (“NYSE”). Future contracts shall be valued at the settlement prices established each day by the boards of trade or exchange on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The Fund has adopted the new guidance for the year ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2010. The Trust is currently evaluating the impact of the adoption of the other provisions of the new guidance on the Fund’s financial statements.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund

23

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the fund’s derivative instruments categorized by risk exposure at December 31, 2010.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation on investments and futures contracts*	$39,471

*	The cumulative appreciation/depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2010.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$558,293
	Net change in unrealized appreciation/depreciation on futures contracts	(43,333)

The Fund held an average daily face value of $2,581,000 S&P 500 E Mini Futures Contracts for the year ended December 31, 2010.

The Fund may, but will not necessarily, enter into derivative transactions, such as financial futures contracts, as a substitute for the purchase or sale of securities or when there is significant cash received from fund shares sold.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee

24

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

based on the average daily net assets of the Fund at an annual rate of 0.25%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement in effect through April 30, 2011, expense limitations have been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 0.28% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2010 and December 31, 2009, was as follows:

Ordinary Income
2010	$1,800,090
2009	3,271,843

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(112,642,799)	$—	$112,642,799

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

The tax basis of distributable earnings as of December 31, 2010 was as follows:

Undistributed Ordinary Income
$6,049

During the year ended December 31, 2010, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010 were as follows:

Expiring	Amount
2011	$11,938,809
2013	549,960
2016	7,289,622
2017	17,800,138
2018	2,436,419

Total	$40,014,948

Capital loss carryovers of $112,662,870 expired in the year ended December 31, 2010.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

25

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2010, was $81,514,249. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2010, aggregated $33,780,769 and $(5,509,725), respectively, resulting in net unrealized appreciation of $28,271,044.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $4,965,794 and $8,777,645, respectively, for the year ended December 31, 2010.

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2010, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS S&P 500 Index VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500 Index VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2011

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Investment Trust and RS Variable Products Trust, including all the independent Trustees, met in person on August 11-12, 2010, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2010. Prior to the meeting of the Board on August 11-12, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals.

The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of one relatively small variable insurance Fund with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a number of the Funds that had been identified as having higher expenses because of limited assets, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. The Trustees agreed to continue to monitor the limited number of Funds with this concern and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Trustees had also noted the following observations made by the Chief Compliance Officer in his report regarding certain Funds that lagged their peers: (1) RS Money Market VIP Series and RS Money Market Fund experienced extremely low (but still positive) yields reflecting a very conservative investment posture, (2) RS High Yield Bond VIP Series, which has the same general portfolio as the slightly better performing (compared to its peer group) RS High Yield Bond Fund, focused on better quality segments of the high yield market compared to its peers, (3) RS Value VIP Series had lower performance than the retail version of the Fund, largely related to its very small size ($4 million of total assets as of May 2010), (4) RS Growth Fund, which has faced redemptions attributed in part to past underperformance, has been managed for the past few years by a new portfolio management team, and (5) RS Mid Cap Growth Fund, while continuing to suffer from underperformance over the longer term, has slightly improved performance in the most recent annual period. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2009, and for the three months ended March 31, 2010. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. The Trustees noted the relatively brief recovery period since the most recent market disruption, which added financial pressure for many asset managers such as RS Investments, and current volatile market conditions result in fluctuating and uncertain revenues that increase the risks to RS Investments of committing increased resources to the Funds. The Trustees said that they would continue to monitor the potential economies of scale for the Funds, and the circumstances under which breakpoints might be appropriate in the future for certain Funds.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by

RS Investments, including, among other things, the firm’s performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the firm.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has continued to integrate the respective RS and Guardian organizations, with even greater integration than last year when substantial progress had been reported. RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments as well as concerns about the expenses of smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including liquidations, reorganizations and expense limitations, both in response to an internal review of various Funds or concerns expressed by the Trustees. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees, including the implementation of voluntary expense reductions in certain funds. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2009 to May 1, 2010. Many Funds were changed to reduce expenses or were merged away.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements,

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2010.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	35	Envestnet, Inc. (1999-present)
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	35	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company (1979-2004).	35	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	35	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	35	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	35	None

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; Chairman and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”).	35	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer Since May 2006	CEO (prior to August 2006, CEO and CFO), RS Investments.	35	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

34

2010 Annual Report

All data as of December 31, 2010

RS Variable Products Trust

•	RS International Growth VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INTERNATIONAL GROWTH VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS International Growth VIP Series Commentary

Highlights

•	International equity markets as measured by the MSCI EAFE Index[2] produced positive absolute returns for 2010.

•	For the year, RS International Growth VIP Series returned 14.19%, outperforming both the MSCI EAFE Index return of 8.21%, and the MSCI EAFE Growth Index[3] return of 12.60%.

•	We remain optimistic about the prospects for global growth based upon our belief that the long-term drivers remain intact.

Market Overview

We find it difficult to recall a year in which the daily preoccupations of the market have seemed quite so disconnected from either investment outcomes or global economic development. Some dissonance is common in our view, but seldom has market and media commentary appeared so consistently out of context with unfolding events. Some countries are not in good health: the indebted developed world required significant debt restructuring, strict austerity measures were implemented across several countries, and a $750 billion euro bail-out fund was created. However, we believe that a recovery has in fact been underway in the less indebted “industrial” northern European countries that are benefiting from the loose monetary policy required by their neighbours. In particular, Germany, the industrial backbone of Europe, enjoyed its strongest growth rates since reunification and we believe its future growth prospects appear to be underpinned by export competitiveness, wage growth, and consumer confidence.

Corporate profitability strengthened during 2010, as cost-cutting initiatives begun during the crisis were successful in combination with increasing demand from less indebted regions. In aggregate, balance sheets remain extremely strong in our view and an unprecedented amount of cash remains to be either invested or distributed to corporate shareholders.

Fund Performance Overview

The Fund’s positioning was beneficial to relative returns over the course of 2010, with both emerging and developed market holdings contributing to positive absolute and relative performance.

The Fund’s Swedish industrial equipment companies Atlas Copco (industrial compressors, tools, construction and mining equipment) and Sandvik (cutting tools and mining equipment), were among the largest contributors to performance in 2010. Similarly, those Australian companies responsible for providing the raw materials for the increase in building benefited the Fund, including mining behemoth BHP Billiton.

Consumers in booming countries such as China and Singapore have been spending their wealth, and it appears the more flamboyantly the better. European luxury goods companies have been prime beneficiaries with Switzerland’s Richemont (which owns the Cartier brand) performing well through the year.

However, it has been an uncomfortable year for European banks. Investors have worried about a combination of higher capital requirements imposed by uneasy regulators, the risk of further impairments driven by slowing local GDP growth, and the much debated stresses in European government bond markets. Our holding in Italy’s Intesa Sanpolo has been impacted by such sentiments. We sold out of Intesa Sanpolo in the fourth quarter although it is worth stressing that we find it too dull rather than too dangerous. We remain unconvinced that the Italian banking market will become as profitable as we had hoped it might a few years ago when we first purchased the stock. Turkish bank Garanti Bankasi also suffered towards the end of the year as the market worried about the potential overheating of the Turkish economy and the government’s unorthodox policy response. We remain positive on the long term prospect of Garanti due to their sensible attitude to capital allocation and their exposure to developing markets.

The detractors from the year’s performance included a longer-term positive contributor to the Fund, the Brazilian national champion Petrobras. Some of the weakness in its share price can be attributed to continued market unease over the size of the company’s capital raising over the summer, although the shares also suffered earlier in the year from general concerns over deep water drilling following the BP disaster in the Gulf of Mexico. We believe these are short-term distractions from the long-term growth potential of a business with access to large future reserves on reasonable terms. Alternative energy companies also disappointed during the year. Increasing

3

RS INTERNATIONAL GROWTH VIP SERIES

competition, particularly from Chinese manufacturers, put pressure on Danish wind turbine manufacturer Vestas Windsystems.

Outlook

We continue to have a bias towards optimism fuelled by three reasons:

•	Our confidence about global growth, which we believe is being powered by the developing world. We view this trend not as a cyclical phenomenon, but as one that will continue for years to come.
•	We believe that the overhang of debt in the developed world means that monetary policy will remain loose for a long time, which we believe is a good thing for businesses and real assets.

•

Our view is that most investors refuse to recognize how favorable the investment background has become. We believe that the formation of any sort of optimistic consensus is continually being disrupted by “crises” such as the Irish banking crisis. In our view, these sorts of issues restrain valuations and provide a favorable background for financial investment.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

4

RS INTERNATIONAL GROWTH VIP SERIES

Characteristics

Total Net Assets: $255,933,519

Geographical Location[1]

Top Ten Holdings[1]

Holding	Country	% of Total Net Assets
Atlas Copco AB, Class B	Sweden	4.00%
BHP Billiton PLC	United Kingdom	3.47%
Baidu, Inc., ADR	People's Republic of China	3.14%
Standard Chartered PLC	United Kingdom	2.74%
Banco Santander S.A.	Spain	2.70%
PPR	France	2.48%
Rakuten, Inc.	Japan	2.40%
Nintendo Co. Ltd.	Japan	2.37%
Compagnie Financiere Richemont S.A., Class A	Switzerland	2.26%
Svenska Handelsbanken AB, Class A	Sweden	2.23%
Total		27.79%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
3	The MSCI EAFE Growth Index (Europe, Australasia, and Far East) generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities within the MSCI EAFE Index classified by MSCI as most representing the growth style. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

5

RS INTERNATIONAL GROWTH VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS International Growth VIP Series	2/8/91	14.19%	-3.45%	5.03%	3.96%	7.75%
MSCI EAFE Index[2]		8.21%	-6.55%	2.94%	3.94%	6.08%
MSCI EAFE Growth Index[3]		12.60%	-5.58%	3.83%	3.03%	4.54%

Since inception performance for the indices is measured from 1/31/91, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International Growth VIP Series, in the MSCI EAFE Index, and in the MSCI EAFE Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period 7/1/10-12/31/10
Based on Actual Return	$1,000.00	$1,275.20	$5.25	0.92%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.59	$4.66	0.92%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH VIP SERIES

December 31, 2010	Shares	Value
Common Stocks – 95.4%
Australia – 6.4%
Brambles Ltd.	541,904	$3,947,283
Fortescue Metals Group Ltd.(1)	378,066	2,534,315
James Hardie Industries N.V.(1)	142,882	990,772
Woodside Petroleum Ltd.	108,468	4,724,935
Woolworths Ltd.	150,744	4,162,773

		16,360,078
Brazil – 2.4%
B2W Companhia Global do Varejo	66,300	1,258,102
BM&F BOVESPA S.A.	254,000	2,009,048
OGX Petroleo e Gas Participacoes S.A.(1)	242,100	2,916,868

		6,184,018
Denmark – 3.2%
Novo Nordisk A/S, Class B	38,002	4,281,477
Novozymes A/S, Class B	12,992	1,812,808
Vestas Wind Systems A/S(1)	66,888	2,118,362

		8,212,647
France – 5.7%
Essilor International S.A.	62,300	4,014,021
L’Oreal S.A.	37,525	4,172,442
PPR	39,860	6,346,137

		14,532,600
Germany – 5.6%
Adidas AG	58,913	3,832,213
Aixtron AG	41,500	1,546,516
HeidelbergCement AG	31,191	1,957,626
SAP AG	70,999	3,621,111
SMA Solar Technology AG	10,948	1,012,141
TUI AG(1)	177,274	2,486,793

		14,456,400
Hong Kong – 2.2%
Hong Kong Exchanges & Clearing Ltd.	146,900	3,330,613
Li & Fung Ltd.	390,000	2,280,350

		5,610,963
India – 0.9%
Housing Development Finance Corp. Ltd.	82,500	1,340,535
Reliance Capital Ltd.	64,826	967,074

		2,307,609
Israel – 1.1%
Teva Pharmaceutical Industries Ltd., ADR	54,400	2,835,872

		2,835,872
Japan – 14.1%
Canon, Inc.	91,200	4,684,512
Hoya Corp.	91,100	2,202,724
Japan Tobacco, Inc.	869	3,208,844
Kyocera Corp.	14,200	1,442,683

December 31, 2010	Shares	Value
Japan (continued)
Nintendo Co. Ltd.	20,800	$6,072,595
Rakuten, Inc.	7,329	6,133,278
Rohm Co. Ltd.	24,200	1,573,791
SMC Corp.	25,400	4,334,413
Trend Micro, Inc.	33,500	1,100,538
Yamada Denki Co. Ltd.	40,070	2,726,010
Yamaha Motor Co. Ltd.(1)	164,200	2,664,593

		36,143,981
Mexico – 0.5%
Wal-Mart de Mexico S.A.B. de C.V., Series V	441,200	1,260,725

		1,260,725
People’s Republic of China – 6.9%
Baidu, Inc., ADR(1)	83,300	8,040,949
China Merchants Bank Co. Ltd., H shares	607,000	1,537,426
CNOOC Ltd.	1,154,000	2,761,792
Ports Design Ltd.	166,500	459,408
Tencent Holdings Ltd.	226,000	4,967,334

		17,766,909
Singapore – 0.8%
Singapore Exchange Ltd.	295,000	1,934,695

		1,934,695
South Africa – 0.6%
Impala Platinum Holdings Ltd.	42,800	1,515,843

		1,515,843
South Korea – 1.9%
Celltrion, Inc.(1)	54,813	1,615,755
Samsung Electronics Co. Ltd.	3,834	3,201,911

		4,817,666
Spain – 4.7%
Banco Santander S.A.	647,760	6,902,367
Industria de Diseno Textil S.A.	68,736	5,145,099

		12,047,466
Sweden – 9.8%
Alfa Laval AB	158,871	3,354,241
Atlas Copco AB, Class B	452,021	10,232,526
Oriflame Cosmetics S.A., SDR	25,515	1,343,440
Sandvik AB	224,959	4,389,390
Svenska Handelsbanken AB, Class A	178,216	5,696,763

		25,016,360
Switzerland – 6.1%
ABB Ltd. (Reg S)(1)	121,694	2,717,170
Compagnie Financiere Richemont S.A., Class A	98,174	5,773,006
Geberit AG	14,434	3,337,463
Syngenta AG (Reg S)	12,914	3,785,530

		15,613,169

8	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH VIP SERIES

December 31, 2010	Shares	Value
Taiwan – 1.1%
Taiwan Semiconductor Mfg. Co. Ltd., ADR	224,266	$2,812,296

		2,812,296
Turkey – 1.2%
Turkiye Garanti Bankasi A.S.	633,866	3,201,272

		3,201,272
United Kingdom – 20.2%
Autonomy Corp. PLC(1)	122,867	2,890,605
BG Group PLC	143,790	2,916,825
BHP Billiton PLC	221,000	8,891,253
British American Tobacco PLC	146,500	5,635,295
Lloyds Banking Group PLC(1)	1,930,000	1,992,348
Meggitt PLC	597,744	3,458,375
Prudential PLC	354,000	3,698,325
Rolls-Royce Group PLC(1)	421,000	4,101,924
SABMiller PLC	125,600	4,424,797
Signet Jewelers Ltd.(1)	47,325	2,037,166
Standard Chartered PLC	260,000	7,018,893
Tesco PLC	692,000	4,588,690

		51,654,496
Total Common Stocks (Cost $187,910,991)		244,285,065

	Shares	Value
Preferred Stocks – 3.5%
Brazil – 3.5%
Itau Unibanco Holding S.A., ADR	147,440	3,540,034
Petroleo Brasileiro S.A., ADR	159,400	5,446,698

		8,986,732
Total Preferred Stocks (Cost $7,787,225)		8,986,732

	Principal Amount	Value
Repurchase Agreements – 1.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2010, maturity value of $2,693,002, due 1/3/2011(2)	$2,693,000	2,693,000
Total Repurchase Agreements (Cost $2,693,000)		2,693,000
Total Investments - 100.0% (Cost $198,391,216)		255,964,797
Other Liabilities, Net - 0.0%		(31,278)
Total Net Assets - 100.0%		$255,933,519
(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.375%	5/15/2040	$2,748,113

Legend:

ADR — American Depositary Receipt.

SDR — Swedish Depository Receipt.

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH VIP SERIES

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$21,133,860	$223,151,205	*	$—	$244,285,065
Preferred Stocks	8,986,732	—		—	8,986,732
Repurchase Agreements	—	2,693,000		—	2,693,000
Total	$30,120,592	$225,844,205		$—	$255,964,797

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Statement of Assets and Liabilities As of December 31, 2010
Assets
Investments, at value	$255,964,797
Cash and cash equivalents	152
Dividends/interest receivable	424,036
Receivable for investments sold	42,163
Receivable for fund shares subscribed	27,700

Total Assets	256,458,848

Liabilities
Payable for fund shares redeemed	236,038
Payable to adviser	172,586
Payable for investments purchased	75,105
Accrued trustees’ fees	3,822
Accrued expenses/other liabilities	37,778

Total Liabilities	525,329

Total Net Assets	$255,933,519

Net Assets Consist of:
Paid-in capital	$206,526,307
Distributions in excess of net investment income	(1,082,691)
Accumulated net realized loss from investments and foreign currency transactions	(7,100,223)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	57,590,126

Total Net Assets	$255,933,519

Investments, at Cost	$198,391,216

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	13,004,468
Net Asset Value Per Share	$19.68

Statement of Operations For the Year Ended December 31, 2010
Investment Income
Dividends	$5,959,175
Interest	301
Withholding taxes on foreign dividends	(515,204)

Total Investment Income	5,444,272

Expenses
Investment advisory fees	1,945,222
Custodian fees	134,482
Professional fees	45,566
Administrative service fees	32,796
Trustees’ fees	13,326
Shareholder reports	12,519
Other expenses	21,820

Total Expenses	2,205,731
Less: Custody credits	(4)

Total Expenses, Net	2,205,727

Net Investment Income	3,238,545

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	19,594,485
Net realized loss from foreign currency transactions	(152,448)
Net change in unrealized appreciation/depreciation on investments	9,737,471
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	11,385

Net Gain on Investments and Foreign Currency Transactions	29,190,893

Net Increase in Net Assets Resulting from Operations	$32,429,438

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09

Operations
Net investment income	$3,238,545	$3,645,997
Net realized gain/(loss) from investments and foreign currency transactions	19,442,037	(19,868,056)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	9,748,856	88,976,815

Net Increase in Net Assets Resulting from Operations	32,429,438	72,754,756

Distributions to Shareholders
Net investment income	(3,995,231)	(3,899,616)
Net realized gain on investments	—	(105,017)

Total Distributions	(3,995,231)	(4,004,633)

Capital Share Transactions
Proceeds from sales of shares	14,101,670	25,330,021
Reinvestment of distributions	3,995,231	4,004,633
Cost of shares redeemed	(39,664,438)	(37,765,850)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(21,567,537)	(8,431,196)

Increase from Regulatory Settlements	—	51,253

Net Increase in Net Assets	6,866,670	60,370,180

Net Assets
Beginning of year	249,066,849	188,696,669

End of year	$255,933,519	$249,066,849

Distributions in Excess of Net Investment Income Included in Net Assets	$(1,082,691)	$(317,351)

Other Information:
Shares
Sold	822,081	1,887,140
Reinvested	205,834	234,875
Redeemed	(2,245,206)	(2,631,238)

Net Decrease	(1,217,291)	(509,223)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/10	$17.51	$0.25	$2.23	$2.48	$(0.31)	$—	$(0.31)
Year Ended 12/31/09	12.81	0.26	4.73	4.99	(0.28)	(0.01)	(0.29)
Year Ended 12/31/08	24.09	0.42	(10.88)	(10.46)	(0.36)	(0.46)	(0.82)
Year Ended 12/31/07	21.69	0.29	2.94	3.23	(0.83)	—	(0.83)
Year Ended 12/31/06	17.80	0.20	3.92	4.12	(0.23)	—	(0.23)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$19.68	14.19%	$255,934	0.91%	0.91%	1.33%	1.33%	87%
17.51	38.98%	249,067	0.92%	0.92%	1.74%	1.74%	23%
12.81	(43.28)%	188,697	0.91%	0.91%	2.03%	2.03%	38%
24.09	15.02%	318,968	0.96%	0.96%	1.14%	1.14%	27%
21.69	23.43%	280,371	1.04%	1.04%	1.06%	1.06%	22%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

December 31, 2010

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS International Growth VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New

York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly

16

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

(including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The Fund has adopted the new guidance for the year ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2010. The Trust is currently evaluating the impact of the adoption of the other provisions of the new guidance on the Fund’s financial statements.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

17

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As

18

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.76% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.40% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2010 and December 31, 2009, was as follows:

	Ordinary Income	Long-Term Capital Gains
2010	$3,995,231	$—
2009	3,899,693	104,940

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(93,540)	$(8,654)	$102,194

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $19,022,066 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010, were $7,100,222, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2010, was $199,473,753. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2010, aggregated $59,560,496 and $(3,069,452), respectively, resulting in net unrealized appreciation of $56,491,044.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $205,518,190 and $226,447,217, respectively, for the year ended December 31, 2010.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully

19

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2010, the Fund borrowed from the facility as follows:

Amount Outstanding at 12/31/10	Average Borrowing*	Average Interest Rate*
$ —	$1,949,766	1.48%

*	For the year ended December 31, 2010, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS International Growth VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International Growth VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2011

21

TAX DESIGNATION (UNAUDITED)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2010, the total foreign taxes expected to be passed-through to shareholders were $490,323 on foreign source income of $5,094,816.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Investment Trust and RS Variable Products Trust, including all the independent Trustees, met in person on August 11-12, 2010, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2010. Prior to the meeting of the Board on August 11-12, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals.

The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of one relatively small variable insurance Fund with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a number of the Funds that had been identified as having higher expenses because of limited assets, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. The Trustees agreed to continue to monitor the limited number of Funds with this concern and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Trustees had also noted the following observations made by the Chief Compliance Officer in his report regarding certain Funds that lagged their peers: (1) RS Money Market VIP Series and RS Money Market Fund experienced extremely low (but still positive) yields reflecting a very conservative investment posture, (2) RS High Yield Bond VIP Series, which has the same general portfolio as the slightly better performing (compared to its peer group) RS High Yield Bond Fund, focused on better quality segments of the high yield market compared to its peers, (3) RS Value VIP Series had lower performance than the retail version of the Fund, largely related to its very small size ($4 million of total assets as of May 2010), (4) RS Growth Fund, which has faced redemptions attributed in part to past underperformance, has been managed for the past few years by a new portfolio management team, and (5) RS Mid Cap Growth Fund, while continuing to suffer from underperformance over the longer term, has slightly improved performance in the most recent annual period. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2009, and for the three months ended March 31, 2010. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. The Trustees noted the relatively brief recovery period since the most recent market disruption, which added financial pressure for many asset managers such as RS Investments, and current volatile market conditions result in fluctuating and uncertain revenues that increase the risks to RS Investments of committing increased resources to the Funds. The Trustees said that they would continue to monitor the potential economies of scale for the Funds, and the circumstances under which breakpoints might be appropriate in the future for certain Funds.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by

RS Investments, including, among other things, the firm’s performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the firm.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has continued to integrate the respective RS and Guardian organizations, with even greater integration than last year when substantial progress had been reported. RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments as well as concerns about the expenses of smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including liquidations, reorganizations and expense limitations, both in response to an internal review of various Funds or concerns expressed by the Trustees. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees, including the implementation of voluntary expense reductions in certain funds. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2009 to May 1, 2010. Many Funds were changed to reduce expenses or were merged away.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements,

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2010.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	35	Envestnet, Inc. (1999-present)
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	35	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company (1979-2004).	35	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	35	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	35	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	35	None

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; Chairman and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”).	35	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to August 2006, CEO and CFO), RS Investments.	35	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

28

2010 Annual Report

All data as of December 31, 2010

RS Variable Products Trust

•	RS Emerging Markets VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS EMERGING MARKETS VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund Prospectus or visit our Web site at www.guardianinvestor.com.

RS Emerging Markets VIP Series Commentary

Highlights

•	Emerging markets enjoyed another strong year, with the MSCI Emerging Markets Index[2] delivering strong performance.

•	2010 saw a divergence among the emerging markets countries in their performance as well as in the actions of their policymakers.

•	RS Emerging Markets VIP Series delivered positive absolute returns for the year, but slightly underperformed the benchmark MSCI Emerging Markets Index.

Market Overview

2010 was a year of polarized performance in the emerging market universe. Leading the charge were some of the smaller, more peripheral stock markets. Thailand was the star performer, with Peru, Chile and Indonesia following closely behind. In contrast, China and Brazil were among the worst performing markets, outpaced only by the Czech Republic and Hungary, which both delivered negative absolute returns.

The smaller emerging market countries have been huge beneficiaries of continuing strong economic growth and massive capital inflows from abroad. While this has also been true of China and Brazil, in China, the market remains focused on the severity of any cooling measures as the government wrestles to contain the burgeoning money supply. In Brazil, the huge equity issuance by Petrobras hampered the market but flows were still strong enough to push the government to raise the tax on foreign bondholders to 6%. On balance, we believe that the broad policy response so far seems a sensible step in the long-term aim of allowing growth to adjust towards a more sustainable level. However, we believe that the risk of a policy error may be increasing.

Throughout 2010, we believed that loose policy in developed markets was made possible by wide output gaps and spare capacity, which fuelled potential asset price bubbles in the emerging market universe. Inflation expectations — in Asia especially — have been increasing as a result. Food inflation has regularly reared its ugly head due to a variety of causes, from droughts in Russia to snow storms in China, as well as the ensuing hoarding of stores in the hope of further price rises.

Fund Performance Overview

RS Emerging Markets VIP Series delivered positive absolute returns in 2010, appreciating 19.13%, while slightly underperforming the benchmark MSCI Emerging Markets Index which returned 19.20%.

Overweight positions in three Chinese companies, BYD (battery and auto producer), China Longyuan Power (wind farm operator) and Evergrande Real Estate (high-end property developer), detracted from relative performance. BYD suffered from weak car sales. While this if of some concern, our investment case is based on the significant potential of their battery technology. We met with the company recently and the fund continues to hold the shares. China Longyuan suffered from increasing competition and we have subsequently sold the fund’s holding. Similarly, Evergrande has been sold as we foresee further policy tightening measures from the government as they seek to dampen high end property prices.

On a positive note, stock selection in Indonesia and Brazil was particularly favorable for the year. The Indonesian index delivered strong returns on the back of foreign investor flows, healthy GDP growth, and the perception that infrastructure improvements are on track, aided by increased investment from the Chinese. Relative performance was helped by the overweight positions in Astra International (conglomerate), Bumi Resources (coal miner), and Mandiri (bank).

Throughout the year there has been a slight shift in the shape of the portfolio. Though it maintains its bias towards the more pro-cyclical sectors such as consumer discretionary, the scale of these overweights has decreased. This is most true of the financials sector, which is now an underweight position, having been the Fund’s top sector overweight twelve months ago. A number of our bank positions have been trimmed following sharp rebounds in their share prices from the lows of March 2009. Conversely, the Fund’s exposure to the materials sector has been increased.

Over the course of the year, the proportion of the Fund invested in China fell, including sales of consumer stocks in particular which we had significantly re-rated following the economic crisis. On the other hand, the Fund’s weighting in Indonesia has increased with a number of

3

RS EMERGING MARKETS VIP SERIES

new investment ideas entering the Fund. It is also worth noting that we have added a number of frontier markets holdings, specifically some early stage exploration and production companies operating, for example, in parts of Africa.

Outlook

In our view, much of the investor discussion on emerging markets has recently focused on parallels with the early 1990s, when Fed rates were slashed in the wake of the savings and loans crisis, and easy money in search of higher growth and yields sent emerging market asset prices temporarily soaring. Nearly 20 years later, there are plenty who argue that the recipe for another liquidity-fuelled emerging markets bubble has been concocted from similar macro ingredients: a dual-speed global economy; profound monetary stimulus in developed markets; and an understandable reluctance on the part of emerging markets policy makers to completely destroy their export industries. However, the parallels are imprecise in our view. We believe that this time, policymakers in a number of emerging markets have generally made it quite clear that they are not going to allow themselves to be overwhelmed by the destabilizing influence of gargantuan cross-border flows.

Capital controls have been put in place in various countries, and as a means of allowing currency appreciation to occur at an orderly pace, they have even received the tentative endorsement of the global community at the recent G20 meeting in Seoul. Additionally, while significant rate hikes have yet to take place across emerging markets, we believe that active use of credit controls suggest that monetary policy is probably rather more proactive than real rates might suggest. As one might expect across such diverse regions, the challenges differ from country to country. In general, policy measures have been encouraging.

Overall, we believe that strong growth and an uncertain outlook caused the dispersion of stock valuations to widen significantly during the course of 2010. Amid this backdrop, we remain excited about the long-term outlook for the stocks that make up the Fund and focused on picking those companies that we believe will benefit from the pockets of superior growth.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our Web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

4

RS EMERGING MARKETS VIP SERIES

Characteristics

Total Net Assets: $152,531,041

Geographical Location[1]

Top Ten Holdings[1]

Holding	Country	% of Total Net Assets
Petroleo Brasileiro S.A., ADR	Brazil	4.40%
Samsung Electronics Co. Ltd.	South Korea	3.39%
Dragon Oil PLC	Other Emerging Markets Countries	2.89%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.41%
Cairn Energy PLC	India	2.19%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2.17%
Baidu, Inc., ADR	People's Republic of China	2.06%
Vale S.A., ADR	Brazil	2.02%
China Mobile Ltd.	People's Republic of China	1.97%
Itausa-Investimentos Itau S.A.	Brazil	1.77%
Total		25.27%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The MSCI Emerging Markets Index (EM) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

5

RS EMERGING MARKETS VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Emerging Markets VIP Series	10/17/94	19.13%	0.47%	14.97%	18.25%	10.98%
MSCI EM Index[2]		19.20%	-0.03%	13.11%	16.23%	6.90%

Since inception performance for the index is measured from 9/30/94, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in the RS Emerging Markets VIP Series and the MSCI EM Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period 7/1/10-12/31/10
Based on Actual Return	$1,000.00	$1,270.30	$6.78	1.19%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.23	$6.03	1.19%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2010	Shares	Value
Common Stocks – 91.5%
Brazil – 10.0%
All America Latina Logistica	171,740	$1,551,868
BM&F BOVESPA S.A.	89,000	703,958
Lojas Renner S.A.	18,000	611,566
MercadoLibre, Inc.(1)	15,000	999,750
OGX Petroleo e Gas Participacoes S.A.(1)	124,900	1,504,819
Petroleo Brasileiro S.A., ADR	177,524	6,717,508
Vale S.A., ADR	89,300	3,087,101

		15,176,570
India – 9.9%
ACC Ltd.	38,000	913,381
Cairn Energy PLC(1)	509,032	3,341,875
GAIL India Ltd.	120,334	1,377,943
Hero Honda Motors Ltd.	34,200	1,519,801
Housing Development Finance Corp. Ltd.	112,800	1,832,876
IFCI Ltd.	282,584	425,899
Infrastructure Development Finance Co. Ltd.	287,100	1,174,861
IVRCL Infrastructures and Projects Ltd.	245,400	707,081
Mahindra & Mahindra Ltd.	143,504	2,498,120
Tata Power Co. Ltd.	43,200	1,322,250

		15,114,087
Indonesia – 6.0%
PT Astra International Tbk	310,000	1,873,460
PT Bakrieland Development Tbk	30,280,500	526,207
PT Bank Mandiri Tbk	1,464,500	1,053,098
PT Bank Rakyat Indonesia Tbk	908,500	1,056,798
PT Bumi Resources Tbk	7,135,000	2,390,257
PT Semen Gresik (Persero) Tbk	1,019,500	1,067,612
PT Tambang Batubara Bukit Asam Tbk	479,500	1,219,144

		9,186,576
Kazakhstan – 0.3%
KazMunaiGas Exploration Production, GDR	19,887	394,394

		394,394
Malaysia – 0.5%
Public Bank Berhad	193,300	814,951

		814,951
Mexico – 4.6%
America Movil S.A.B. de C.V., ADR, Series L	42,800	2,454,152
Cemex S.A.B. de C.V., ADR(1)	171,600	1,837,836
Grupo Financiero Banorte S.A.B. de C.V.	158,936	755,428
Wal-Mart de Mexico S.A.B. de C.V.	705,284	2,015,342

		7,062,758

December 31, 2010	Shares	Value
People’s Republic of China – 17.4%
Alibaba.com Ltd.	647,500	$1,165,893
Baidu, Inc., ADR(1)	32,600	3,146,878
Bank of China Ltd., H shares	3,782,900	1,999,120
BYD Co. Ltd., H shares	104,000	547,447
China Construction Bank Corp., H shares	2,796,830	2,516,316
China Life Insurance Co. Ltd., H shares	230,000	934,996
China Longyuan Power Group Corp., H shares(1)	467,000	427,493
China Merchants Bank Co. Ltd., H shares	480,001	1,215,759
China Mobile Ltd.	302,500	3,001,187
China Railway Construction Corp. Ltd., H shares	1,499,000	1,802,629
China Shenhua Energy Co. Ltd., H shares	302,000	1,265,662
China South Locomotive and Rolling Stock Corp., H shares	1,315,000	1,727,727
China Taiping Insurance Holdings Co. Ltd.(1)	432,000	1,324,135
Parkson Retail Group Ltd.	455,000	699,590
Ping An Insurance Group Co. of China Ltd., H shares	211,000	2,349,691
Renhe Commercial Holdings	5,180,000	899,040
Want Want China Holdings Ltd.	1,668,000	1,467,208

		26,490,771
Peru – 0.6%
Credicorp Ltd.	7,400	879,934

		879,934
Russia – 3.8%
Evraz Group S.A., GDR (Reg S)(1)	37,400	1,342,800
Petropavlovsk PLC	93,900	1,681,544
Severstal, GDR (Reg S)	84,000	1,417,869
X5 Retail Group N.V., GDR (Reg S)(1)	28,420	1,316,386

		5,758,599
South Africa – 7.0%
AngloGold Ashanti Ltd.	14,500	719,326
Gold Fields Ltd.	132,600	2,425,845
Gold Fields Ltd., ADR	46,000	833,980
Impala Platinum Holdings Ltd.	53,500	1,894,804
Lonmin PLC(1)	47,318	1,456,563
Massmart Holdings Ltd.	79,528	1,771,314
Naspers Ltd., N shares	27,090	1,597,152

		10,698,984
South Korea – 11.1%
Cheil Industries, Inc.	12,400	1,211,795
GLOVIS Co. Ltd.	12,185	1,596,926
Hyundai Development Co.	9,290	278,150
Hyundai Mobis	9,030	2,260,896

8	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS VIP SERIES

December 31, 2010	Shares	Value
South Korea (continued)
KB Financial Group, Inc.	30,408	$1,599,290
NHN Corp.(1)	6,500	1,297,525
Samsung Electronics Co. Ltd.	6,186	5,166,150
Samsung Fire & Marine Insurance Co. Ltd.	9,100	1,800,615
Shinsegae Co. Ltd.	3,150	1,704,203

		16,915,550
Taiwan – 9.3%
Advanced Semiconductor Engineering, Inc.	950,205	1,095,807
China Life Insurance Co. Ltd.	1,872,554	1,994,665
Far Eastern Department Stores Ltd.	1,235,400	2,063,676
Hon Hai Precision Industry Co. Ltd.	910,990	3,669,722
MediaTek, Inc.	142,282	2,036,505
Taiwan Semiconductor Manufacturing Co. Ltd.	1,362,385	3,316,453

		14,176,828
Thailand – 1.6%
Bank of Ayudhya Public Co. Ltd.	2,822,800	2,407,613

		2,407,613
Turkey – 2.5%
Turkiye Garanti Bankasi A.S.	382,955	1,934,073
Turkiye Is Bankasi	532,914	1,892,933

		3,827,006
Other African Countries – 2.5%
Chariot Oil & Gas Ltd.(1)	207,181	607,228
Kenmare Resources PLC(1)	3,381,879	1,732,551
Tullow Oil PLC	75,200	1,485,019

		3,824,798
Other Emerging Markets Countries – 4.4%
Desire Petroleum PLC(1)	195,901	147,549
Dragon Oil PLC(1)	525,090	4,412,618
Gulf Keystone Petroleum Ltd.(1)	273,000	723,930
Rockhopper Exploration PLC(1)	257,253	1,473,980

		6,758,077
Total Common Stocks (Cost $89,806,741)		139,487,496

	Shares	Value
Preferred Stocks – 8.2%
Brazil – 6.9%
Banco Bradesco S.A.	109,036	2,144,594
Bradespar S.A.	99,900	2,607,029
Compahia Brasileira de Distribuicao Grupo Pao de Acucar, A Shares	39,300	1,640,657
Companhia Energetica de Minas Gerais	87,837	1,413,329

December 31, 2010	Shares	Value
Brazil (continued)
Itausa-Investimentos Itau S.A.	339,132	$2,696,712

		10,502,321
South Korea – 1.3%
Samsung Electronics Co. Ltd.	3,574	2,040,077

		2,040,077
Total Preferred Stocks (Cost $6,547,059)		12,542,398

	Rights	Value
Rights – 0.0%
Brazil – 0.0%
Banco Bradesco S.A.(1)	1,806	9,345
Total Rights (Cost $0)		9,345

	Principal Amount	Value
Repurchase Agreements – 0.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2010, maturity value of $525,000, due 1/3/2011(2)	$525,000	525,000
Total Repurchase Agreements (Cost $525,000)		525,000
Total Investments - 100.0% (Cost $96,878,800)		152,564,239
Other Liabilities, Net - 0.0%		(33,198)
Total Net Assets - 100.0%		$152,531,041

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.50%	4/30/2015	$539,500

Legend:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$31,093,254	$108,394,242	*	$—	$139,487,496
Preferred Stocks	10,502,321	2,040,077	*	—	12,542,398
Rights	9,345	—		—	9,345
Repurchase Agreements	—	525,000		—	525,000
Total	$41,604,920	$110,959,319		$—	$152,564,239

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities
Balance as of 12/31/2009	$137,250
Change in unrealized appreciation/depreciation	481,900
Net realized gain/loss	(487,991)
Net purchases/sales	(131,159)
Net transfers in and/or out of Level 3	—
Balance as of 12/31/2010	$—

All net realized gains/losses and change in unrealized appreciation/depreciation in the table above are reflected on the accompanying Statement of Operations.

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION – RS EMERGING MARKETS VIP SERIES

Statement of Assets and Liabilities As of December 31, 2010
Assets
Investments, at value	$152,564,239
Cash and cash equivalents	254
Foreign currency, at value	190,469
Dividends/interest receivable	226,328
Receivable for investments sold	134,753
Receivable for fund shares subscribed	4,258

Total Assets	153,120,301

Liabilities
Payable for fund shares redeemed	227,523
Accrued foreign capital gains tax	128,183
Payable to adviser	126,842
Payable for investments purchased	58,527
Accrued trustees’ fees	2,251
Accrued expenses/other liabilities	45,934

Total Liabilities	589,260

Total Net Assets	$152,531,041

Net Assets Consist of:
Paid-in capital	$98,262,468
Distributions in excess of net investment income	(3,843,848)
Accumulated net realized gain from investments, foreign currency transactions and foreign capital gains tax	2,550,463
Net unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	55,561,958

Total Net Assets	$152,531,041

Investments, at Cost	$96,878,800

Foreign Currency, at Cost	$188,007

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	6,231,177
Net Asset Value Per Share	$24.48

Statement of Operations For the Year Ended December 31, 2010
Investment Income
Dividends	$2,491,334
Interest	3,605
Withholding taxes on foreign dividends	(313,990)

Total Investment Income	2,180,949

Expenses
Investment advisory fees	1,415,771
Custodian fees	185,675
Professional fees	33,370
Administrative service fees	19,379
Shareholder reports	14,932
Trustees’ fees	7,895
Other expenses	14,088

Total Expenses	1,691,110

Less: Custody credits	(3)

Total Expenses, Net	1,691,107

Net Investment Income	489,842

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain from investments	18,646,761
Net realized loss from foreign currency transactions	(47,204)
Foreign capital gains tax	(46,499)
Net change in unrealized appreciation/depreciation on investments	5,040,869
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	3,109
Net change in accrued foreign capital gains tax	228,602

Net Gain on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	23,825,638

Net Increase in Net Assets Resulting from Operations	$24,315,480

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09

Operations
Net investment income	$489,842	$371,277
Net realized gain/(loss) from investments, foreign currency transactions and foreign capital gains tax	18,553,058	(1,168,879)
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	5,272,580	71,986,315

Net Increase in Net Assets Resulting from Operations	24,315,480	71,188,713

Distributions to Shareholders
Net investment income	(3,946,440)	(3,932,195)
Net realized gain on investments	(709,520)	—

Total Distributions	(4,655,960)	(3,932,195)

Capital Share Transactions
Proceeds from sales of shares	17,336,433	22,221,308
Reinvestment of distributions	4,655,960	3,932,195
Cost of shares redeemed	(37,073,825)	(25,263,787)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(15,081,432)	889,716

Net Increase in Net Assets	4,578,088	68,146,234

Net Assets
Beginning of year	147,952,953	79,806,719

End of year	$152,531,041	$147,952,953

Distributions in Excess of Net Investment Income Included in Net Assets	$(3,843,849)	$(3,421,398)

Other Information:
Shares
Sold	795,145	1,268,631
Reinvested	198,633	192,660
Redeemed	(1,733,959)	(1,674,633)

Net Decrease	(740,181)	(213,342)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Year Ended 12/31/10	$21.22	$0.04	$3.99	$4.03	$(0.65)	$(0.12)	$—	$(0.77)
Year Ended 12/31/09	11.11	0.06	10.62	10.68	(0.57)	—	—	(0.57)
Year Ended 12/31/08	29.44	0.18	(16.87)	(16.69)	(0.04)	(1.57)	(0.03)	(1.64)
Year Ended 12/31/07	24.55	0.38	10.49	10.87	(0.62)	(5.36)	—	(5.98)
Year Ended 12/31/06	21.46	0.16	7.33	7.49	(0.17)	(4.23)	—	(4.40)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$24.48	19.13%	$152,531	1.19%	1.19%	0.35%	0.35%	36%
21.22	96.37%	147,953	1.28%	1.28%	0.34%	0.34%	57%
11.11	(56.65)%	79,807	1.18%	1.18%	0.81%	0.81%	61%
29.44	45.40%	246,687	1.26%	1.26%	1.16%	1.16%	54%
24.55	36.19%	176,661	1.43%	1.45%	0.58%	0.57%	62%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2010

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Emerging Markets VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly

16

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

(including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The Fund has adopted the new guidance for the year ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2010. The Trust is currently evaluating the impact of the adoption of the other provisions of the new guidance on the Fund’s financial statements.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

17

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Fund on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

h. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

j. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an

18

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.95% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.50% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2010 and December 31, 2009, was as follows:

	Ordinary Income	Long-Term Capital Gains
2010	$3,896,849	$759,111
2009	3,932,195	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain
$—	$3,034,148	$(3,034,148)

The tax basis of distributable earnings as of December 31, 2010 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$—	$3,725,015

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $10,867,414 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund elected to defer net capital and current losses of $38,067.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2010, was $101,859,134. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2010, aggregated $52,393,219 and $(1,688,114), respectively, resulting in net unrealized appreciation of $50,705,105.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $50,114,481 and $69,565,283, respectively, for the year ended December 31, 2010.

19

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. For the year ended December 31, 2010, the Fund borrowed from the facility as follows:

Amount Outstanding at 12/31/10	Average Borrowing*	Average Interest Rate*
$—	$658,707	1.51%
*	For the year ended December 31, 2010, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Emerging Markets VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Emerging Markets VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2011

21

TAX DESIGNATION (UNAUDITED)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2010, the total foreign taxes expected to be passed-through to shareholders were $249,838 on foreign source income of $2,164,325.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Investment Trust and RS Variable Products Trust, including all the independent Trustees, met in person on August 11-12, 2010, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2010. Prior to the meeting of the Board on August 11-12, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals.

The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of one relatively small variable insurance Fund with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a number of the Funds that had been identified as having higher expenses because of limited assets, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. The Trustees agreed to continue to monitor the limited number of Funds with this concern and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Trustees had also noted the following observations made by the Chief Compliance Officer in his report regarding certain Funds that lagged their peers: (1) RS Money Market VIP Series and RS Money Market Fund experienced extremely low (but still positive) yields reflecting a very conservative investment posture, (2) RS High Yield Bond VIP Series, which has the same general portfolio as the slightly better performing (compared to its peer group) RS High Yield Bond Fund, focused on better quality segments of the high yield market compared to its peers, (3) RS Value VIP Series had lower performance than the retail version of the Fund, largely related to its very small size ($4 million of total assets as of May 2010), (4) RS Growth Fund, which has faced redemptions attributed in part to past underperformance, has been managed for the past few years by a new portfolio management team, and (5) RS Mid Cap Growth Fund, while continuing to suffer from underperformance over the longer term, has slightly improved performance in the most recent annual period. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2009, and for the three months ended March 31, 2010. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. The Trustees noted the relatively brief recovery period since the most recent market disruption, which added financial pressure for many asset managers such as RS Investments, and current volatile market conditions result in fluctuating and uncertain revenues that increase the risks to RS Investments of committing increased resources to the Funds. The Trustees said that they would continue to monitor the potential economies of scale for the Funds, and the circumstances under which breakpoints might be appropriate in the future for certain Funds.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments, including, among other things, the firm’s performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the firm.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has continued to integrate the respective RS and Guardian organizations, with even greater integration than last year when substantial progress had been reported. RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments as well as concerns about the expenses of smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including liquidations, reorganizations and expense limitations, both in response to an internal review of various Funds or concerns expressed by the Trustees. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees, including the implementation of voluntary expense reductions in certain funds. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2009 to May 1, 2010. Many Funds were changed to reduce expenses or were merged away.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2010.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	35	Envestnet, Inc. (1999-present)
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	35	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company (1979-2004).	35	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	35	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	35	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	35	None

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; Chairman and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”).	35	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to August 2006, CEO and CFO), RS Investments.	35	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

28

2010 Annual Report

All data as of December 31, 2010

RS Variable Products Trust

•	RS Investment Quality Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INVESTMENT QUALITY BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS Investment Quality Bond VIP Series Commentary

Highlights

•	Most areas of the fixed income market performed well in 2010 as the investment environment continued to recover from the 2007-2008 financial crisis.

•	RS Investment Quality Bond VIP Series delivered a positive return in 2010 while also outperforming its benchmark the Barclays Capital U.S. Aggregate Bond Index[1].

•

The Fund’s outperformance reflected overweighting in non-Treasury bond sectors such as corporate bonds, non-Agency mortgage-backed securities (non-Agency MBS) and commercial mortgage-backed securities (CMBS).

Market Overview

In our view, one of the most significant events in the bond market in 2010 was the emergence of sovereign default risk. In particular, investors were concerned about the possibility that Greece and Ireland, and possibly other eurozone countries, might not repay their debt. If those defaults had occurred, there was the potential for bondholder losses totaling in the billions of euros. There was also the potential for serious damage to the European banking system, as several European banks were among the largest bondholders. Those potential crises were ultimately avoided by bailout packages developed by the European Central Bank and the International Monetary Fund; until they were unveiled, however, the global bond markets were beset by volatility and uncertainty.

Once these two events passed, investors resumed seeking out the higher yields in the non-Treasury portions of the U.S. bond markets, because, in our view, the lower yields of Treasuries made them relatively unattractive. As a result of this increased demand, corporate bonds outperformed Treasuries by 1.92% in 2010 while CMBS outperformed Treasuries by over 15%, as measured by the Barclays Capital Credit and CMBS Indexes5, respectively.

Treasury yields declined for most of 2010, but they experienced some upward pressure in the fourth quarter.

It seemed to us that investors questioned the Federal Reserve’s plan, announced in November, to purchase $600 billion in longer-term U.S. Treasury securities by the end of the second quarter 2011, and had concerns over the risk of higher inflation down the road. On the whole, we saw a drop in 10-year Treasury yields, which finished the year at 3.29%6.

Fund Performance Overview

RS Investment Quality Bond VIP Series returned 7.72% for the twelvemonth period ended December 31, 2010. The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 6.54% for the year. The Fund outperformed the 7.09% average return for the Lipper Intermediate Investment Grade Debt Funds peer group2. (The peer group consisted of 79 variable annuity funds that invest primarily in investment grade debt issues with average maturities of five to ten years.)

Portfolio Review

The Fund continued to overweight the non-Treasury segments of the bond market during the year, given our expectation that the economy would continue to grow slowly. This strategy proved beneficial for the Fund.

The Fund’s significant overweight in the corporate bond sector had a positive impact on the Fund’s performance. In particular, the Fund’s holdings in financials outperformed other corporate sectors, and its underweight in sovereigns contributed positively to its performance.

In addition, the Fund’s overweight in the CMBS sector throughout 2010 added to the Fund’s outperformance relative to its benchmark. As noted above, CMBS outperformed Treasuries by over 15%. We continued our strategy of owning shorter-duration, seasoned bonds that we believed would provide ample credit support and were backed by loans that were, in our view, underwritten to higher credit quality standards.

Our decision to have a significant exposure to the non-agency MBS sector in lieu of agency MBS also benefitted the Fund’s performance. Although the Fund was underweight agency MBS, which outperformed Treasuries by 2.25% in 20105, the Fund’s non-agency holdings outperformed agency MBS by over 6% in 2010.

3

RS INVESTMENT QUALITY BOND VIP SERIES

Outlook

We remain optimistic on the prospects for a continued economic recovery, but we also note that there are still major headwinds, including high unemployment, a weak housing market, and relatively limited credit availability. Given the risk/reward profiles we are seeing in the market at this time, we believe that the non-Treasury segments of the fixed income market should still continue to provide value.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS INVESTMENT QUALITY BOND VIP SERIES

Characteristics

Total Net Assets: $631,136,587

Sector Allocation

Bond Quality Allocation[3]

5

RS INVESTMENT QUALITY BOND VIP SERIES

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
FNMA Mortgage Pass-Through	5.000%	12/1/2039	4.12%
FNMA Mortgage Pass-Through	5.500%	5/1/2038	3.21%
U.S. Treasury Notes	2.625%	11/15/2020	2.94%
FHLMC Mortgage Pass-Through	4.000%	1/1/2041	2.91%
FNMA Mortgage Pass-Through	4.000%	11/1/2040	2.86%
FNMA Mortgage Pass-Through	4.500%	12/1/2040	2.39%
FHLMC CMO	5.500%	9/15/2035	1.47%
U.S. Treasury Notes	1.375%	11/30/2015	1.00%
U.S. Treasury Bonds	3.875%	8/15/2040	1.00%
Banc of America Commercial Mortgage, Inc.	5.196%	9/10/2047	0.99%
Total			22.89%

1	The Barclays Capital U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays Capital Aggregate Bond Index is an unmanaged Index that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poor’s, Fitch Investor Services.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also, certain securities that the Fund’s management consider “short-term” investments have been excluded from this presentation.
5	Source: Barclays Capital Index Summary, Barclays Capital Inc.
6	Source: Bloomberg.

6

RS INVESTMENT QUALITY BOND VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Investment Quality Bond VIP Series	5/1/83	7.72%	6.36%	5.90%	5.89%	7.69%
Barclays Capital U.S. Aggregate Bond Index[1]		6.54%	5.90%	5.80%	5.84%	8.12%

Since inception performance for the index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Barclays Capital U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Bond Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period 7/1/10-12/31/10
Based on Actual Return	$1,000.00	$1,018.70	$2.88	0.57%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.35	$2.88	0.57%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Asset Backed Securities – 4.6%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	$1,602,616	$1,438,472
Capital One Multi-Asset Execution Trust 2005-A7 A7 4.70% due 6/15/2015	1,700,000	1,799,985
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	337,218	333,895
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	847,624	855,537
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015	5,600,000	5,770,352
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016	650,000	660,931
2009-3 A 2.54% due 9/15/2014	5,500,000	5,566,080
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(2)	3,975,000	4,159,346
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	1,300,000	1,353,771
USA Auto Owner Trust 2010-1 A4 2.14% due 9/15/2015	2,500,000	2,551,512
World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	4,800,000	4,899,759

Total Asset Backed Securities (Cost $28,838,372)		29,389,640

	Principal Amount	Value
Collateralized Mortgage Obligations – 15.7%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	4,548,221	4,568,101
Banc of America Mortgage Securities, Inc. 2003-2 1A4 4.875% due 4/25/2033(3)	1,669,783	1,671,093
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	1,321,982	1,354,236

December 31, 2010	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	$2,217,233	$2,166,219
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	1,328,429	1,312,706
2006-19CB A15 6.00% due 8/25/2036	1,795,143	1,616,049
Countrywide Home Loans Trust 2003-11 A31 5.50% due 5/25/2033	5,054,134	5,138,357
2002-19 1A1 6.25% due 11/25/2032	717,997	745,701
FHLMC 2663 VQ 5.00% due 6/15/2022	2,800,000	2,992,702
1534 Z 5.00% due 6/15/2023	664,916	664,613
3227 PR 5.50% due 9/15/2035	8,458,331	9,258,391
FNMA 2002-77 QG 5.50% due 12/25/2032	4,110,000	4,623,108
2006-45 AC 5.50% due 6/25/2036	609,991	637,734
2002-52 PB 6.00% due 2/25/2032	1,777,817	1,829,082
GMAC Mortgage Corp. Loan Trust 2004-J6 2A1 5.25% due 2/25/2035	900,280	899,579
GNMA 1997-19 PG 6.50% due 12/20/2027	2,900,162	3,219,299
J.P. Morgan Mortgage Trust 2005-A3 11A2 4.485% due 6/25/2035(1)	5,913,000	5,761,326
2004-S2 1A3 4.75% due 11/25/2019	2,271,555	2,297,905
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	1,745,467	1,791,022
2003-10 3A7 5.50% due 11/25/2033	1,690,995	1,757,865
Prime Mortgage Trust 2004-2 A3 5.25% due 11/25/2019	1,602,176	1,646,740
2003-3 A9 5.50% due 1/25/2034	5,087,686	5,356,305
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	1,182,866	1,194,657
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	3,091,671	3,156,454
2003-S20 1A4 5.50% due 12/25/2033	1,869,215	1,898,527

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	$1,860,086	$1,628,116
Structured Asset Securities Corp. 2005-1 4A1 5.00% due 2/25/2020	2,981,113	3,023,537
Wells Fargo Mortgage Backed Securities Trust 2005-1 1A1 4.75% due 1/25/2020	3,824,737	3,894,898
2005-2 2A1 4.75% due 4/25/2020(3)	3,437,089	3,522,473
2004-2 A1 5.00% due 1/25/2019	2,059,969	2,111,573
2006-1 A3 5.00% due 3/25/2021	4,651,603	4,642,881
2003-2 A7 5.25% due 2/25/2018(3)	4,966,843	5,162,741
2006-7 1A1 5.25% due 6/25/2021	1,389,522	1,405,030
2004-6 A4 5.50% due 6/25/2034	3,380,510	3,567,155
2007-13 A7 6.00% due 9/25/2037	2,532,505	2,375,545

Total Collateralized Mortgage Obligations (Cost $97,450,752)		98,891,720

	Principal Amount	Value
Senior Secured Loans – 1.0%
Finance Companies – 0.1%
AGFS Funding Co. Term Loan B 7.25% due 4/21/2015(1)	750,000	760,605

		760,605
Food – 0.1%
Dole Food Co., Inc. Term Loan B 5.00%-5.50% due 3/2/2017(1)	210,176	211,341
Term Loan C 5.00%-5.50% due 3/2/2017(1)	522,026	524,918

		736,259
Healthcare – 0.4%
Grifols S.A. Term Loan B 6.00% due 11/23/2016(1)	2,000,000	2,019,620
IMS Health, Inc. Term Loan B 5.25% due 2/26/2016(1)	742,680	749,312

		2,768,932

December 31, 2010	Principal Amount	Value
Metals And Mining – 0.3%
Novelis, Inc. New Term Loan B 5.25% due 12/19/2016(1)	$1,600,000	$1,619,248

		1,619,248
Technology – 0.1%
Dealer Computer Services, Inc. Term Loan B 5.25% due 4/21/2017(1)	665,522	669,269

		669,269
Total Senior Secured Loans (Cost $6,456,680)		6,554,313

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 17.4%
Adams Outdoor Advertising LP 2010-1 A 5.438% due 12/20/2040(2)	4,800,000	4,716,000
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(2)(3)	4,420,000	4,779,156
Banc of America Commercial Mortgage, Inc.
2003-1 A2
4.648% due 9/11/2036	2,350,000	2,463,036
2005-6 A4
5.196% due 9/10/2047(1)	5,800,000	6,229,541
2006-2 A4
5.74% due 5/10/2045(1)	3,400,000	3,722,192
Bear Stearns Commercial Mortgage Securities
2003-T10 A2
4.74% due 3/13/2040	4,500,000	4,731,101
1999-C1 B
6.20% due 2/14/2031	2,950,229	3,058,482
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(2)	3,489,860	3,695,889
Commercial Mortgage Pass-Through Certificates 2004-LB2A A3 4.221% due 3/10/2039	283,942	285,153
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2020(2)(3)	5,800,000	6,051,262
CS First Boston Mortgage Securities Corp. 2004-C5 A2 4.183% due 11/15/2037	1,577,720	1,576,382
2001-CP4 A4 6.18% due 12/15/2035	811,293	821,443
GE Capital Commercial Mortgage Corp. 2003-C2 A4 5.145% due 7/10/2037	4,975,000	5,287,005

10	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
GMAC Commercial Mortgage Securities, Inc. 2006 C1 AM 5.29% due 11/10/2045(1)	$2,100,000	$2,091,457
Greenwich Capital Commercial Funding Corp. 2003-C2 A4 4.915% due 1/5/2036	3,900,000	4,149,838
2004-GG1 A7 5.317% due 6/10/2036	3,549,000	3,827,935
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4 4.936% due 8/15/2042(1)(3)	4,000,000	4,238,952
2005-LDP5 A4 5.203% due 12/15/2044(1)(3)	2,880,000	3,100,504
2001-C1 A3 5.857% due 10/12/2035(3)	3,609,479	3,654,409
LB Commercial Conduit Mortgage Trust 1998-C1 F 6.30% due 2/18/2030(2)	5,000,000	5,311,581
LB UBS Commercial Mortgage Trust 2002-C7 A4 4.96% due 12/15/2031	4,400,000	4,649,341
2003-C8 A4 5.124% due 11/15/2032(1)	1,000,000	1,068,665
2002-C1 A4 6.462% due 3/15/2031	852,654	890,003
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(1)	3,750,000	3,948,452
Morgan Stanley Capital I 2004-HQ3 A3 4.49% due 1/13/2041	193,382	198,750
2005-HQ7 AAB 5.168% due 11/14/2042(1)	5,000,000	5,249,109
2004-IQ7 A4 5.40% due 6/15/2038(1)	3,000,000	3,204,128
NCUA Guaranteed Notes 2010-C1 A2 2.90% due 10/29/2020	2,190,000	2,129,288
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 7.079% due 5/18/2032(1)(2)	4,237,000	4,466,463
SBA Tower Trust Sec. Nt. 4.254% due 4/15/2015(2)	5,500,000	5,691,443
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	1,989,000	2,092,753
2005-C18 A4
4.935% due 4/15/2042	2,495,000	2,651,981

Total Commercial Mortgage-Backed Securities (Cost $106,155,966)		110,031,694

December 31, 2010	Principal Amount	Value
Corporate Bonds – 32.6%
Aerospace & Defense – 0.2%
L-3 Communications Corp. 5.20% due 10/15/2019	$500,000	$508,311
TRW, Inc. 7.75% due 6/1/2029	500,000	644,272

		1,152,583
Automotive – 0.8%
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020	1,500,000	1,480,893
DaimlerChrysler NA Holdings 6.50% due 11/15/2013	500,000	566,034
Ford Motor Credit Co. LLC Sr. Nt. 8.00% due 6/1/2014	3,000,000	3,305,121

		5,352,048
Banking – 5.7%
American Express Bank FSB 6.00% due 9/13/2017	500,000	557,201
Bank of America Corp. Sr. Nt. 7.375% due 5/15/2014	1,500,000	1,667,370
Bank One Corp. 5.25% due 1/30/2013	600,000	640,811
Barclays Bank PLC Sr. Nt. 5.125% due 1/8/2020	1,600,000	1,634,011
Citigroup, Inc. Sr. Nt. 6.125% due 11/21/2017-5/15/2018	2,800,000	3,067,763
City National Corp. 5.125% due 2/15/2013	700,000	732,584
Credit Suisse First Boston USA, Inc. 6.50% due 1/15/2012	800,000	845,198
Credit Suisse/New York NY Sr. Nt. 3.50% due 3/23/2015	1,000,000	1,024,301
5.30% due 8/13/2019	1,200,000	1,267,524
Deutsche Bank AG London 6.00% due 9/1/2017	800,000	896,183
Discover Bank Sub. Nt. 7.00% due 4/15/2020	1,600,000	1,720,067
HSBC USA, Inc. 4.625% due 4/1/2014	700,000	729,855
Huntington BancShares, Inc. Sub. Nt. 7.00% due 12/15/2020	1,500,000	1,579,338
JPMorgan Chase Bank N.A. 6.00% due 10/1/2017	1,500,000	1,662,843
Lloyds TSB Bank PLC 5.80% due 1/13/2020(2)	1,500,000	1,481,047

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Banking (continued)
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	$1,000,000	$1,058,899
Morgan Stanley 5.95% due 12/28/2017	2,000,000	2,116,080
PNC Bank N.A. 6.875% due 4/1/2018	800,000	914,447
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	1,500,000	1,462,500
Santander U.S. Debt S.A. Unipersonal 3.724% due 1/20/2015(2)	1,300,000	1,231,698
The Bear Stearns Cos. LLC Sub. Nt. 5.55% due 1/22/2017	800,000	850,270
The Goldman Sachs Group, Inc.
5.125% due 1/15/2015	1,600,000	1,719,014
5.625% due 1/15/2017	370,000	391,252
Sr. Nt.
5.375% due 3/15/2020	2,000,000	2,066,722
UBS AG Stamford CT Sr. Nt. 4.875% due 8/4/2020	1,600,000	1,627,744
USB Realty Corp. 6.091% due 12/22/2049(2)(4)	950,000	716,063
Wachovia Corp. 5.25% due 8/1/2014	700,000	746,546
Wells Fargo Bank NA 5.75% due 5/16/2016	1,200,000	1,324,044

		35,731,375
Brokerage – 0.8%
BlackRock, Inc. Sr. Nt. 3.50% due 12/10/2014	1,200,000	1,244,420
Jefferies Group, Inc. Sr. Nt. 3.875% due 11/9/2015	1,200,000	1,179,485
Lehman Brothers Holdings Capital Trust VII 5.857% due 11/29/2049(4)(5)	1,000,000	100
Nomura Holdings, Inc. Sr. Nt. 5.00% due 3/4/2015	1,600,000	1,668,146
The Charles Schwab Corp. Sr. Nt. 4.95% due 6/1/2014	1,000,000	1,087,433

		5,179,584
Building Materials – 0.5%
CRH America, Inc. 6.00% due 9/30/2016	1,350,000	1,440,527
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	1,500,000	1,572,457

		3,012,984

December 31, 2010	Principal Amount	Value
Chemicals – 0.6%
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	$500,000	$516,222
Incitec Pivot Finance LLC 6.00% due 12/10/2019(2)	1,200,000	1,228,826
Lubrizol Corp. Sr. Nt. 8.875% due 2/1/2019	500,000	629,228
The Dow Chemical Co. Sr. Nt. 5.70% due 5/15/2018	1,500,000	1,622,592

		3,996,868
Construction Machinery – 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	1,200,000	1,299,970

		1,299,970
Consumer Products – 0.2%
Whirlpool Corp. Nt. 8.00% due 5/1/2012	1,000,000	1,077,617

		1,077,617
Diversified Manufacturing – 0.1%
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	750,000	846,686

		846,686
Electric – 1.1%
Alabama Power Co. 5.65% due 3/15/2035	750,000	749,831
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	1,420,000	1,458,770
Florida Power & Light Co. 4.95% due 6/1/2035	750,000	719,105
Nevada Power Co. 6.65% due 4/1/2036	600,000	671,299
PacifiCorp 5.25% due 6/15/2035	350,000	349,941
PPL Electric Utilities Corp. 6.25% due 5/15/2039	1,455,000	1,644,659
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	800,000	1,159,695

		6,753,300
Energy – 2.4%
BP Capital Markets PLC 4.50% due 10/1/2020	1,600,000	1,596,142
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	600,000	662,958
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(2)	1,845,800	1,975,006
Hess Corp. Sr. Nt. 5.60% due 2/15/2041	2,000,000	1,985,466

12	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Energy (continued)
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	$500,000	$549,496
Motiva Enterprises LLC Nt. 5.75% due 1/15/2020(2)	1,500,000	1,682,566
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	1,200,000	1,332,170
Tosco Corp. 8.125% due 2/15/2030	500,000	647,628
Transocean, Inc. Sr. Nt. 6.00% due 3/15/2018	550,000	577,661
Valero Energy Corp. Sr. Nt. 9.375% due 3/15/2019	600,000	744,769
Weatherford International Ltd. 5.15% due 3/15/2013	700,000	742,514
Western Oil Sands, Inc. 8.375% due 5/1/2012	1,000,000	1,088,023
Whiting Petroleum Corp. 6.50% due 10/1/2018	1,600,000	1,616,000

		15,200,399
Entertainment – 0.4%
Time Warner, Inc. 7.57% due 2/1/2024	1,450,000	1,757,055
Viacom, Inc. 6.875% due 4/30/2036	800,000	917,882

		2,674,937
Food And Beverage – 0.7%
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 1/15/2015	1,650,000	1,737,808
Diageo Capital PLC 5.50% due 9/30/2016	700,000	785,254
Kraft Foods, Inc. Sr. Nt. 6.50% due 2/9/2040	500,000	560,314
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	1,200,000	1,265,837

		4,349,213
Government Related – 1.0%
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(2)	1,500,000	1,611,015
Pemex Project Funding Master Trust 5.75% due 3/1/2018	700,000	748,431
Petrobras International Finance Co. 5.875% due 3/1/2018	1,250,000	1,331,023

December 31, 2010	Principal Amount	Value
Government Related (continued)
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(2)	$2,300,000	$2,667,864

		6,358,333
Health Insurance – 0.3%
UnitedHealth Group, Inc. 6.50% due 6/15/2037	500,000	552,081
WellPoint, Inc. Sr. Nt. 4.35% due 8/15/2020	1,200,000	1,190,650

		1,742,731
Healthcare – 0.6%
Beckman Coulter, Inc. Sr. Nt. 7.00% due 6/1/2019	750,000	823,248
Becton Dickinson and Co. Sr. Nt. 5.00% due 5/15/2019	1,000,000	1,085,198
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	1,300,000	1,262,271
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	600,000	728,855

		3,899,572
Independent Energy – 0.2%
Nexen, Inc. Sr. Nt. 6.20% due 7/30/2019	900,000	969,098

		969,098
Industrial – Other – 0.3%
Princeton University Sr. Nt. 5.70% due 3/1/2039	1,600,000	1,717,472

		1,717,472
Insurance – Life – 2.2%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	1,000,000	1,031,142
AXA SA 6.463% due 12/31/2049(2)(4)	800,000	714,000
Genworth Financial, Inc. Sr. Nt. 7.20% due 2/15/2021	2,400,000	2,456,686
MetLife, Inc. 6.40% due 12/15/2036	500,000	470,000
Sr. Nt. Series A 6.817% due 8/15/2018	1,400,000	1,632,235
New York Life Insurance Co. Sub. Nt. 6.75% due 11/15/2039(2)	1,000,000	1,179,098

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Insurance (continued)
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	$1,500,000	$1,768,558
Symetra Financial Corp. 6.125% due 4/1/2016(2)(6)	800,000	806,830
Teachers Insurance & Annuity Association of America Nt. 6.85% due 12/16/2039(2)	1,200,000	1,404,002
The Hartford Financial Services Group, Inc. Sr. Nt. 5.50% due 3/30/2020	1,500,000	1,521,624
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	1,100,000	1,220,216

		14,204,391
Insurance P&C – 1.4%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	1,000,000	1,105,161
Allied World Assurance Co. Hldgs. Ltd. 7.50% due 8/1/2016	600,000	664,330
Allstate Life Global Funding Trust Nt. 5.375% due 4/30/2013	750,000	816,720
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	1,500,000	1,576,305
CNA Financial Corp. Sr. Nt. 6.00% due 8/15/2011	1,200,000	1,231,723
Liberty Mutual Group, Inc. 7.50% due 8/15/2036(2)	400,000	397,701
The Northwestern Mutual Life Insurance Co. Nt. 6.063% due 3/30/2040(2)	1,500,000	1,656,816
The Travelers Cos., Inc. Sr. Nt. 5.75% due 12/15/2017	1,000,000	1,111,855

		8,560,611
Media Cable – 1.1%
Comcast Corp.
6.45% due 3/15/2037	1,000,000	1,068,465
6.50% due 1/15/2017	1,100,000	1,268,049
Time Warner Cable, Inc. 5.40% due 7/2/2012	1,000,000	1,061,631
5.85% due 5/1/2017	2,900,000	3,235,814

		6,633,959
Media Noncable – 0.5%
Discovery Communications LLC 5.625% due 8/15/2019	1,200,000	1,316,952
News America Holdings, Inc. 8.00% due 10/17/2016	500,000	615,009

December 31, 2010	Principal Amount	Value
Media Noncable (continued)
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	$1,500,000	$1,503,750

		3,435,711
Metals And Mining – 1.9%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	1,500,000	1,752,369
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018	750,000	799,115
Cliffs Natural Resources, Inc. Sr. Nt. 5.90% due 3/15/2020	2,250,000	2,370,454
FMG Resources August 2006 Pty. Ltd. Sr. Nt. 6.375% due 2/1/2016(2)	2,000,000	2,000,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	1,200,000	1,327,500
Steel Dynamics, Inc. 6.75% due 4/1/2015	1,500,000	1,518,750
Teck Resources Ltd. Sr. Nt. 5.375% due 10/1/2015	1,500,000	1,647,097
Vale Overseas Ltd. 6.25% due 1/23/2017	400,000	446,042

		11,861,327
Non Captive Consumer – 0.2%
Household Finance Corp. 6.375% due 11/27/2012	1,000,000	1,084,165

		1,084,165
Non Captive Diversified – 0.7%
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	650,000	680,894
General Electric Capital Corp. 6.75% due 3/15/2032	1,000,000	1,132,118
Sr. Nt. 5.625% due 5/1/2018	1,200,000	1,308,617
KKR Group Finance Co. 6.375% due 9/29/2020(2)	1,600,000	1,593,163

		4,714,792
Paper – 0.4%
Georgia-Pacific LLC 5.40% due 11/1/2020(2)	1,500,000	1,483,019
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	1,300,000	1,335,750

		2,818,769

14	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Pharmaceuticals – 0.9%
Abbott Laboratories Sr. Nt. 5.125% due 4/1/2019	$1,400,000	$1,541,490
Amgen, Inc. 5.85% due 6/1/2017	400,000	456,599
Astrazeneca PLC 6.45% due 9/15/2037	600,000	712,324
Eli Lilly & Co. Sr. Nt. 4.20% due 3/6/2014	1,500,000	1,608,070
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	800,000	937,089
Wyeth 5.95% due 4/1/2037	475,000	525,648

		5,781,220
Pipelines – 1.3%
Boardwalk Pipelines LP 5.75% due 9/15/2019	1,600,000	1,709,203
Energy Transfer Partners LP Sr. Nt. 6.70% due 7/1/2018	500,000	567,235
8.50% due 4/15/2014	750,000	870,799
Enterprise Products Operating LLC 5.20% due 9/1/2020	2,000,000	2,072,046
8.375% due 8/1/2066(1)	400,000	429,500
Magellan Midstream Partners LP 6.55% due 7/15/2019	1,200,000	1,368,008
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	1,000,000	1,036,600

		8,053,391
Railroads – 0.3%
Canadian National Railway Co. Sr. Nt. 5.85% due 11/15/2017	800,000	903,187
Norfolk Southern Corp. 6.75% due 2/15/2011	1,150,000	1,156,436

		2,059,623
REITs – 1.0%
CommonWealth REIT Sr. Nt. 5.875% due 9/15/2020	1,200,000	1,154,892
Equity One, Inc. 6.25% due 12/15/2014	1,100,000	1,160,805
ERP Operating LP 5.375% due 8/1/2016	775,000	847,355
Liberty Property LP 7.25% due 3/15/2011	700,000	708,011
ProLogis Sr. Sec. Nt. 6.875% due 3/15/2020	1,500,000	1,592,587
WEA Finance LLC/WCI Finance LLC 5.40% due 10/1/2012(2)	900,000	954,112

		6,417,762

December 31, 2010	Principal Amount	Value
Retailers – 1.0%
Macy’s Retail Holdings, Inc. 5.90% due 12/1/2016	$1,500,000	$1,601,250
6.625% due 4/1/2011	1,280,000	1,296,000
Nebraska Book Co., Inc. Sr. Sec. Nt. 10.00% due 12/1/2011	850,000	845,750
Nordstrom, Inc. Sr. Nt. 6.25% due 1/15/2018	1,500,000	1,687,959
Target Corp. Sr. Nt. 7.00% due 1/15/2038	600,000	735,561

		6,166,520
Technology – 1.1%
Agilent Technologies, Inc. Sr. Nt. 5.50% due 9/14/2015	1,500,000	1,629,289
Cisco Systems, Inc. 5.50% due 2/22/2016	450,000	513,501
Computer Sciences Corp. Sr. Nt. Series WI 6.50% due 3/15/2018	800,000	870,973
Corning, Inc. Sr. Nt. 6.625% due 5/15/2019	1,000,000	1,154,137
International Business Machines Corp. 5.70% due 9/14/2017	400,000	459,102
Kla-Tencor Corp. Sr. Nt. 6.90% due 5/1/2018	1,500,000	1,650,009
National Semiconductor Corp. 6.60% due 6/15/2017	500,000	552,377

		6,829,388
Wireless – 1.1%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019	1,500,000	1,561,206
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	1,500,000	1,567,032
Cellco Partnership Sr. Nt. 5.55% due 2/1/2014	800,000	882,165
New Cingular Wireless Services, Inc. 8.125% due 5/1/2012	1,250,000	1,365,480
Vodafone Group PLC Sr. Nt. 6.15% due 2/27/2037	350,000	374,675
5.45% due 6/10/2019	1,000,000	1,098,892

		6,849,450
Wirelines – 1.4%
AT&T, Inc. 6.30% due 1/15/2038	1,200,000	1,265,938

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Wirelines (continued)
Deutsche Telekom International Finance BV 8.75% due 6/15/2030	$850,000	$1,142,357
France Telecom S.A. 8.50% due 3/1/2031	335,000	455,409
Qwest Communications International, Inc. 7.125% due 4/1/2018(2)	1,500,000	1,552,500
Qwest Corp. Sr. Nt. 7.875% due 9/1/2011	1,600,000	1,648,000
Telecom Italia Capital 5.25% due 10/1/2015	550,000	563,122
Verizon Communications, Inc. 5.55% due 2/15/2016	800,000	896,738
6.40% due 2/15/2038	1,250,000	1,382,731

		8,906,795
Total Corporate Bonds (Cost $193,103,291)		205,692,644

	Principal Amount	Value
Hybrid ARMS – 0.4%
FNMA 5.748% due 12/1/2036(1)	1,331,219	1,405,883
6.228% due 8/1/2046(1)	1,018,836	1,065,469

Total Hybrid ARMS (Cost $2,366,048)		2,471,352

	Principal Amount	Value
Mortgage Pass-Through Securities – 16.9%
FHLMC 4.00% due 12/1/2040-1/1/2041	18,500,000	18,384,654
5.50% due 2/1/2037-6/1/2038	5,066,726	5,409,708
7.00% due 9/1/2038	1,150,862	1,298,563
FNMA 4.00% due 11/1/2040	18,111,273	18,035,140
4.50% due 12/1/2040(7)	14,700,000	15,088,168
5.00% due 4/1/2023-12/1/2039	24,677,004	25,974,604
5.50% due 1/1/2038-5/1/2038	18,900,000	20,233,847
6.00% due 8/1/2021	650,882	713,427
6.50% due 2/1/2013-12/1/2014	156,385	168,143
7.00% due 9/1/2014-6/1/2032	275,585	310,507
7.50% due 12/1/2029	251,920	288,906
8.00% due 1/1/2030-9/1/2030	86,123	99,780

December 31, 2010	Principal Amount	Value
Mortgage Pass-Through Securities (continued)

GNMA 6.00% due 10/15/2032 -12/15/2033	$662,258	$732,638
Total Mortgage Pass-Through Securities (Cost $105,791,460)		106,738,085

	Principal Amount	Value
Municipal Bonds – 1.9%
Arizona Water Infrastructure Finance Authority Revenue Water Quality-Series A 5.00% due 10/1/2027	1,200,000	1,238,760
California State General Obligation 5.25% due 4/1/2014	800,000	835,984
Chicago Illinois Metropolitan Water Reclamation District Greater Chicago General Obligation Build America Bonds-Taxable Direct Payment 5.72% due 12/1/2038	1,600,000	1,589,696
Illinois State Toll Highway Authority Toll Highway Revenue Build America Bonds-Series A 6.184% due 1/1/2034	1,000,000	979,250
Massachusetts Bay Transportation Authority Revenue Series A 5.25% due 7/1/2034	2,400,000	2,476,392
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University-Series A 5.50% due 11/15/2036	1,190,000	1,264,756
New York City Municipal Water Finance Authority Water & Sewer Revenue Build America Bonds-Series EE 6.011% due 6/15/2042	1,600,000	1,598,544
Oregon School Board Association 4.759% due 6/30/2028	450,000	400,252

San Diego County California Water Authority Financing Agency Water Revenue Build America Bonds-Series B 6.138% due 5/1/2049	1,500,000	1,502,085
Total Municipal Bonds (Cost $11,840,255)		11,885,719

16	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2010	Principal Amount	Value
U.S. Treasury – 6.8%
U.S. Treasury Bonds
3.875% due 8/15/2040	$6,850,000	$6,309,494
4.25% due 11/15/2040	350,000	344,313
4.375% due 5/15/2040	2,805,000	2,818,576
6.625% due 2/15/2027	2,500,000	3,288,280
U.S. Treasury Notes
1.375% due 11/30/2015	6,500,000	6,316,681
1.875% due 8/31/2017-10/31/2017	3,600,000	3,432,608
2.25% due 11/30/2017	1,100,000	1,069,664
2.625% due 8/15/2020-11/15/2020	19,615,000	18,575,805
3.50% due 5/15/2020	611,000	625,896

Total U.S. Treasury (Cost $44,260,216)		42,781,317

	Principal Amount	Value
Short-Term Investments – 2.5%
Barclays U.S. Funding LLC 0.23% due 1/13/2011(3)	10,000,000	9,999,233

Massachusetts Mutual Life Insurance Co. 0.23% due 1/13/2011(3)	5,500,000	5,499,578
Total Short-Term Investments (Cost $15,498,811)		15,498,811

	Principal Amount	Value
Repurchase Agreements – 5.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $36,415,273, due 1/3/2011(8)	36,415,000	36,415,000
Total Repurchase Agreements (Cost $36,415,000)		36,415,000
Total Investments - 105.6% (Cost $648,176,851)		666,350,295
Other Liabilities, Net - (5.6)%		(35,213,708)
Total Net Assets - 100.0%		$631,136,587

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2010.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2010, the aggregate market value of these securities amounted to $67,273,368, representing 10.7% of net assets of which $66,466,538, have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated to cover to be announced securities, TBA.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table presents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost	Value
Lehman Brothers Holdings Capital Trust VII	5.857%	11/29/2049	$1,000,000	$996,693	$100

(6)	The table below presents securities deemed illiquid by the investment adviser.

Security	Principal Amount	Acquisition Cost	Value	Acquisition Date	% of Fund’s Net Assets
Symetra Financial Corp.	$800,000	$794,799	$806,830	3/23/2006- 7/20/2006	0.13%

(7)	TBA – To be announced.
(8)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	1.375%	5/15/2013	$29,022,351
U.S. Treasury Note	2.500%	4/30/2015	8,123,625

The accompanying notes are an integral part of these financial statements.	17

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$29,389,640	$—	$29,389,640
Collateralized Mortgage Obligations	—	98,891,720	—	98,891,720
Senior Secured Loans	—	6,554,313	—	6,554,313
Commercial Mortgage-Backed Securities	—	110,031,694	—	110,031,694
Corporate Bonds	—	205,692,644	—	205,692,644
Hybrid ARMS	—	2,471,352	—	2,471,352
Mortgage Pass-Through Securities	—	106,738,085	—	106,738,085
Municipal Bonds	—	11,885,719	—	11,885,719
U.S. Treasury	—	42,781,317	—	42,781,317
Short-Term Investments	—	15,498,811	—	15,498,811
Repurchase Agreements	—	36,415,000	—	36,415,000
Total	$—	$666,350,295	$—	$666,350,295

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2010
Assets
Investments, at value	$666,350,295
Cash and cash equivalents	832
Interest receivable	4,672,563
Receivable for fund shares subscribed	207,964

Total Assets	671,231,654

Liabilities
Payable for investments purchased	39,507,225
Payable to adviser	266,429
Payable for fund shares redeemed	262,145
Accrued trustees’ fees	9,818
Accrued expenses/other liabilities	49,450

Total Liabilities	40,095,067

Total Net Assets	$631,136,587

Net Assets Consist of:
Paid-in capital	$612,901,394
Distributions in excess of net investment income	(35,861)
Accumulated net realized gain from investments	97,610
Net unrealized appreciation on investments	18,173,444

Total Net Assets	$631,136,587

Investments, at Cost	$648,176,851

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	51,229,069
Net Asset Value Per Share	$12.32

Statement of Operations For the Year Ended December 31, 2010
Investment Income
Interest	$26,764,642

Total Investment Income	26,764,642

Expenses
Investment advisory fees	2,997,105
Custodian fees	104,719
Professional fees	93,003
Administrative service fees	80,961
Trustees’ fees	33,293
Shareholder reports	19,484
Other expenses	45,211

Total Expenses	3,373,776

Less: Custody credits	(177)

Total Expenses, Net	3,373,599

Net Investment Income	23,391,043

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	9,432,310
Net change in unrealized appreciation/depreciation on investments	10,780,992

Net Gain on Investments	20,213,302

Net Increase in Net Assets Resulting from Operations	$43,604,345

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09

Operations
Net investment income	$23,391,043	$22,049,411
Net realized gain/(loss) from investments	9,432,310	(1,174,210)
Net change in unrealized appreciation/depreciation on investments	10,780,992	30,960,374

Net Increase in Net Assets Resulting from Operations	43,604,345	51,835,575

Distributions to Shareholders
Net investment income	(23,557,061)	(22,022,989)
Net realized gain on investments	(6,729,196)	(3,401,456)

Total Distributions	(30,286,257)	(25,424,445)

Capital Share Transactions
Proceeds from sales of shares	104,961,765	145,716,497
Reinvestment of distributions	30,286,257	25,424,445
Cost of shares redeemed	(76,774,232)	(57,786,489)

Net Increase in Net Assets Resulting from Capital Share Transactions	58,473,790	113,354,453

Net Increase in Net Assets	71,791,878	139,765,583

Net Assets
Beginning of year	559,344,709	419,579,126

End of year	$631,136,587	$559,344,709

Distributions in Excess of Net Investment Income Included in Net Assets	$(35,861)	$(32,989)

Other Information:
Shares
Sold	8,275,610	12,265,599
Reinvested	2,484,517	2,094,270
Redeemed	(6,059,343)	(4,907,918)

Net Increase	4,700,784	9,451,951

20	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

21

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financia l Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/10	$12.02	$0.48	$0.44	$0.92	$(0.48)	$(0.14)	$(0.62)
Year Ended 12/31/09	11.32	0.50	0.78	1.28	(0.50)	(0.08)	(0.58)
Year Ended 12/31/08	11.95	0.61	(0.56)	0.05	(0.61)	(0.07)	(0.68)
Year Ended 12/31/07	11.78	0.53	0.20	0.73	(0.56)[3]	—	(0.56)
Year Ended 12/31/06	11.82	0.52	(0.03)	0.49	(0.53)	(0.00)[4]	(0.53)

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$12.32	7.72%	$631,137	0.56%		0.56%	3.90%	3.90%	121%
12.02	11.20%	559,345	0.58%		0.58%	4.54%	4.54%	153%
11.32	0.47%	419,579	0.56%		0.57%	4.57%	4.56%	186%
11.95	6.22%	473,404	0.59%		0.59%	4.79%	4.79%	145%
11.78	4.19%	386,035	0.60%	[5]	0.60%	4.61%	4.61%	130%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[3]	Includes return of capital distribution rounding to $0.00 per share.

[4]	Rounds to $0.00 per share.

[5]	Expense ratio includes interest expense associated with reverse repurchase agreements. Excluding the interest expense, the expense ratio is 0.59% in 2006.

The accompanying notes are an integral part of these financial statements.	23

NOTES TO FINANCIAL STATEMENTS – RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2010

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Investment Quality Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities and uses independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

24

NOTES TO FINANCIAL STATEMENTS – RS INVESTMENT QUALITY BOND VIP SERIES

assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The Fund has adopted the new guidance for the year ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2010. The Trust is currently evaluating the impact of the adoption of the other provisions of the new guidance on the Fund’s financial statements.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are

25

NOTES TO FINANCIAL STATEMENTS – RS INVESTMENT QUALITY BOND VIP SERIES

deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009, was as follows:

	Ordinary Income	Long-Term Capital Gains
2010	$25,618,477	$4,667,780
2009	25,424,445	—

26

NOTES TO FINANCIAL STATEMENTS – RS INVESTMENT QUALITY BOND VIP SERIES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain
$—	$163,146	$(163,146)

The tax basis of distributable earnings as of December 31, 2010 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$—	$258,442

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $1,591,779 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2010, was $648,337,683. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2010, aggregated $22,694,221 and $(4,681,609), respectively, resulting in net unrealized appreciation of $18,012,612.

Note 4. Investments

a. Investment Purchases and Sales The cost of U.S. government agency obligations and other investments purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2010 were as follows:

	Other Investments	U.S. Government Agency Obligations
Purchases	$218,227,702	$607,253,916
Sales	114,503,063	597,254,180

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or could become, illiquid. See note (f) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis The Fund may purchase securities on a when-issued, delayed delivery, or to be

27

NOTES TO FINANCIAL STATEMENTS – RS INVESTMENT QUALITY BOND VIP SERIES

announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Assets have been segregated for these securities.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted in the schedule of investments.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2010, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Investment Quality Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Investment Quality Bond VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2011

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Investment Trust and RS Variable Products Trust, including all the independent Trustees, met in person on August 11-12, 2010, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2010. Prior to the meeting of the Board on August 11-12, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals.

The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of one relatively small variable insurance Fund with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a number of the Funds that had been identified as having higher expenses because of limited assets, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. The Trustees agreed to continue to monitor the limited number of Funds with this concern and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Trustees had also noted the following observations made by the Chief Compliance Officer in his report regarding certain Funds that lagged their peers: (1) RS Money Market VIP Series and RS Money Market Fund experienced extremely low (but still positive) yields reflecting a very conservative investment posture, (2) RS High Yield Bond VIP Series, which has the same general portfolio as the slightly better performing (compared to its peer group) RS High Yield Bond Fund, focused on better quality segments of the high yield market compared to its peers, (3) RS Value VIP Series had lower performance than the retail version of the Fund, largely related to its very small size ($4 million of total assets as of May 2010), (4) RS Growth Fund, which has faced redemptions attributed in part to past underperformance, has been managed for the past few years by a new portfolio management team, and (5) RS Mid Cap Growth Fund, while continuing to suffer from underperformance over the longer term, has slightly improved performance in the most recent annual period. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2009, and for the three months ended March 31, 2010. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. The Trustees noted the relatively brief recovery period since the most recent market disruption, which added financial pressure for many asset managers such as RS Investments, and current volatile market conditions result in fluctuating and uncertain revenues that increase the risks to RS Investments of committing increased resources to the Funds. The Trustees said that they would continue to monitor the potential economies of scale for the Funds, and the circumstances under which breakpoints might be appropriate in the future for certain Funds.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments including, among other things, the firm’s performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the firm.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has continued to integrate the respective RS and Guardian organizations, with even greater integration than last year when substantial progress had been reported. RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments as well as concerns about the expenses of smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including liquidations, reorganizations and expense limitations, both in response to an internal review of various Funds or concerns expressed by the Trustees. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees, including the implementation of voluntary expense reductions in certain funds. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2009 to May 1, 2010. Many Funds were changed to reduce expenses or were merged away.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2010.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	35	Envestnet, Inc. (1999-present)
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	35	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company (1979-2004).	35	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	35	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	35	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	35	None

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; Chairman and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”).	35	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to August 2006, CEO and CFO), RS Investments.	35	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

35

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

36

2010 Annual Report

All data as of December 31, 2010

RS Variable Products Trust

•	RS Low Duration Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LOW DURATION BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS Low Duration Bond VIP Series Commentary

Highlights

•	Most areas of the fixed income market performed well in 2010 as the investment environment continued to recover from the 2007-2008 financial crisis.

•	RS Low Duration Bond VIP Series delivered a positive return in 2010 while also outperforming its benchmark the Barclays Capital U.S. Government 1-3 Year Bond Index[1].

•	The Fund’s outperformance reflected overweighting in non-Treasury bond sectors such as corporate bonds and commercial mortgage-backed securities (CMBS).

Market Overview

In our view, one of the most significant events in the bond market in 2010 was the emergence of sovereign default risk. In particular, investors were concerned about the possibility that Greece and Ireland, and possibly other eurozone countries, might not repay their debt. If those defaults had occurred, there was the potential for bondholder losses totaling in the billions of euros. There was also the potential for serious damage to the European banking system, as several European banks were among the largest bondholders. Those potential crises were ultimately avoided by bailout packages developed by the European Central Bank and the International Monetary Fund; until they were unveiled, however, the global bond markets were beset by volatility and uncertainty.

Once those two events passed, investors resumed seeking out higher yields in the non-Treasury portions of the U.S. bond market, because, in our view, the lower yields of Treasuries made them relatively unattractive. As a result of increased demand, corporate bonds outperformed Treasuries by 1.92% in 2010, while CMBS outperformed Treasuries by over 15%, as measured by Barclays Capital Credit and CMBS Indexes,5 respectively.

Treasury yields declined for most of 2010, but they experienced some upward pressure in the fourth quarter. It seemed to us that investors questioned the Federal Reserve’s plan, announced in November, to purchase $600 billion in longer-term U.S. Treasury securities by the end of the second quarter 2011, and had concerns over the risk of higher inflation down the road. On the whole, we saw a drop in 10-year Treasury yields, which finished the year at 3.29%6.

Fund Performance Overview

RS Low Duration Bond VIP Series returned 4.57% for the twelve-month period ended December 31, 2010. The Fund’s benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index, returned 2.40% for the year. The Fund outperformed a 3.34% average return for the Lipper Short-Intermediate Investment Grade Debt Funds peer group2. (The peer group consisted of 32 variable annuity funds that invest primarily in short-term investment-grade debt with average maturities of one to three years.)

Portfolio Review

The Fund continued to overweight the non-Treasury segments of the bond market during the year, given our expectation that the economy would continue to grow slowly. This strategy proved to be beneficial for the Fund.

The Fund’s significant overweight to the corporate bond sector had a positive impact on the Fund’s performance In particular, the Fund’s holdings in the financial and energy sectors contributed positively to its performance.

In addition, the Fund’s overweight in the CMBS sector throughout 2010 added to the Fund’s outperformance relative to its benchmark. As noted above, CMBS outperformed Treasuries by over 15%. We continued our strategy of owning shorter-duration, seasoned bonds that we believed would provide ample credit support and were backed by loans that were, in our view, underwritten to higher credit quality standards. We focused on issues originated in 2005 and earlier.

3

RS LOW DURATION BOND VIP SERIES

Outlook

We remain optimistic on the prospects for a continued economic recovery, but we also note that there are still major headwinds, including high unemployment, a weak housing market, and relatively limited credit availability. Given the risk/reward profiles we are seeing in the market at this time, we believe that the non-Treasury segments of the fixed income market should still continue to provide value.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS LOW DURATION BOND VIP SERIES

Characteristics Total Net Assets: $104,541,153

Sector Allocation

Bond Quality Allocation[3]

5

RS LOW DURATION BOND VIP SERIES

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	0.500%	11/15/2013	2.38%
U.S. Treasury Notes	2.125%	12/31/2015	1.35%
Commercial Mortgage Asset Trust	7.230%	1/17/2032	1.05%
Citibank Credit Card Issuance Trust	4.900%	12/12/2016	1.00%
Harley-Davidson Motorcycle Trust	3.320%	2/15/2017	0.99%
PG&E Energy Recovery Funding LLC	4.370%	6/25/2014	0.96%
Ally Auto Receivables Trust	1.110%	10/15/2014	0.95%
Hertz Vehicle Financing LLC	4.260%	3/25/2014	0.95%
Navistar Financial Corp. Owner Trust	1.990%	1/21/2014	0.92%
Honda Auto Receivables Owner Trust	0.940%	12/21/2016	0.90%
Total			11.45%

1	The Barclays Capital U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. Government bonds with maturities between one and three years. The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poors, Fitch Investors Service.
4

Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

5	Source: Barclays Capital Index Summary, Barclays Capital Inc.
6	Source: Bloomberg.

6

RS LOW DURATION BOND VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	Since Inception
RS Low Duration Bond VIP Series	8/28/03	4.57%	4.83%	4.81%	3.69%
Barclays Capital U.S. Government 1-3 Year Bond Index[1]		2.40%	3.47%	4.32%	3.47%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 8/28/03 in RS Low Duration Bond VIP Series and the Barclays Capital U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period 7/1/10-12/31/10
Based on Actual Return	$1,000.00	$1,018.10	$2.94	0.58%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.29	$2.95	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Asset Backed Securities – 19.0%
Ally Auto Receivables Trust 2010-3 A3 1.11% due 10/15/2014	$1,000,000	$998,245
Ally Master Owner Trust 2010-3 A 2.88% due 4/15/2015(1)	800,000	819,302
AmeriCredit Automobile Receivables Trust 2010-3 A3 1.14% due 4/8/2015	900,000	898,125
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033	146,953	131,901
Bank of America Auto Trust 2010-1A A4 2.18% due 2/15/2017(1)	450,000	457,944
2009-2A A4 3.03% due 10/15/2016(1)	740,000	763,611
BMW Vehicle Lease Trust 2009-1 A4 3.66% due 8/15/2013	100,000	101,794
Capital One Multi-Asset Execution Trust 2005-A7 A7 4.70% due 6/15/2015	850,000	899,993
CenterPoint Energy Transition Bond Co. LLC 2008-A A1 4.192% due 2/1/2020	720,458	773,994
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	261,072	258,499
Citibank Credit Card Issuance Trust 2004-A8 A8 4.90% due 12/12/2016	950,000	1,049,110
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033	169,162	170,742
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015(3)	700,000	721,294
2007-C A4A 5.42% due 3/17/2014	155,129	158,466
Daimler Chrysler Auto Trust 2008-A A4 4.48% due 8/8/2014	350,000	358,872
Ford Credit Floorplan Master Owner Trust 2010-3 A2 1.96% due 2/15/2017(1)(2)	885,000	911,013

December 31, 2010	Principal Amount	Value
Asset Backed Securities (continued)
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016	$750,000	$762,612
Harley-Davidson Motorcycle Trust 2009-2 A4 3.32% due 2/15/2017	1,000,000	1,033,108
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(1)	950,000	994,058
Honda Auto Receivables Owner Trust 2010-3 A4 0.94% due 12/21/2016	954,000	939,092
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	600,000	624,817
John Deere Owner Trust 2009-B A4 2.33% due 5/16/2016(3)	600,000	612,444
Navistar Financial Corp. Owner Trust 2010-A A3 1.99% due 1/21/2014(1)	950,000	960,806
Nissan Auto Lease Trust 2009-B A3 2.07% due 1/15/2015	360,000	362,430
PG&E Energy Recovery Funding LLC 2005-1 A4 4.37% due 6/25/2014	974,916	1,004,552
2005-1 A5 4.47% due 12/25/2014	420,000	445,066
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 6.163% due 8/25/2032	20,695	11,643
Toyota Auto Receivables Owner Trust 2010-C A4 1.09% due 12/15/2014	500,000	495,939
Volkswagen Auto Lease Trust 2010-A A4 1.18% due 10/20/2015	900,000	894,652
World Omni Auto Receivables Trust 2010-A A4 2.21% due 9/15/2013	600,000	612,470
World Omni Automobile Lease Securitization Trust 2009-A A3 1.65% due 2/15/2013	600,000	603,902

Total Asset Backed Securities (Cost $19,713,110)		19,830,496

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Collateralized Mortgage Obligations – 12.6%
Banc of America Mortgage Securities, Inc. 2003-2 1A4 4.875% due 4/25/2033(3)	$220,524	$220,697
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	323,979	331,883
Chase Mortgage Finance Corp. 2003-S10 A1 4.75% due 11/25/2018	668,264	685,897
2003-S14 3A1 5.50% due 1/25/2034	440,953	450,918
Citicorp Mortgage Securities, Inc. 2005-1 1A9 5.25% due 2/25/2035	521,096	529,963
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	287,828	284,421
Countrywide Home Loans Trust 2003-11 A31 5.50% due 5/25/2033	828,616	842,424
2002-19 1A1 6.25% due 11/25/2032	42,866	44,519
CS First Boston Mortgage Securities Corp. 2003-8 2A1 5.00% due 4/25/2018	617,072	635,020
FHLMC 1534 Z 5.00% due 6/15/2023	90,787	90,745
20 H 5.50% due 10/25/2023	45,063	48,008
FNMA 2003-63 GU 4.00% due 7/25/2033	6,282	6,469
2005-39 CL 5.00% due 12/25/2021	46,372	47,050
2006-45 AC 5.50% due 6/25/2036	43,723	45,712
2002-52 PB 6.00% due 2/25/2032	131,558	135,352
GMAC Mortgage Corp. Loan Trust 2004-J3 A6 5.25% due 7/25/2034	382,594	390,141
2004-J6 2A1 5.25% due 2/25/2035	233,466	233,284
GNMA 2002-93 NV 4.75% due 2/20/2032	1,222	1,227
J.P. Morgan Mortgage Trust 2005-A1 5A1 4.48% due 2/25/2035(2)	262,145	266,697
2004-S2 1A3 4.75% due 11/25/2019	336,753	340,660

December 31, 2010	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	$212,183	$217,721
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	350,433	359,997
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	720,866	736,745
2003-3 A9 5.50% due 1/25/2034	455,601	479,656
RAAC Series 2005-SP1 2A10 5.25% due 9/25/2034	19,919	19,861
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	40,620	41,025
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033	820,460	825,627
Residential Funding Mortgage Securities I 2004-S9 2A1 4.75% due 12/25/2019	458,870	462,300
2005-S1 2A1 4.75% due 2/25/2020	468,452	478,268
2003-S20 1A4 5.50% due 12/25/2033	144,488	146,754
Structured Asset Securities Corp. 2005-1 4A1 5.00% due 2/25/2020	482,625	489,493
Wells Fargo Mortgage Backed Securities Trust 2003-J 2A1 4.434% due 10/25/2033(2)	334,676	342,107
2003-8 A1 4.50% due 8/25/2018	214,940	220,229
2003-N 2A1 4.735% due 12/25/2033(2)	722,326	746,970
2005-1 1A1 4.75% due 1/25/2020	511,288	520,667
2003-6 1A1 5.00% due 6/25/2018	324,829	333,789
2004-2 A1 5.00% due 1/25/2019	603,113	618,222
2006-7 1A1 5.25% due 6/25/2021	216,936	219,357
2003-17 1A4 5.50% due 1/25/2034	308,123	307,724

Total Collateralized Mortgage Obligations (Cost $13,089,871)		13,197,599

10	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Senior Secured Loans – 1.7%
Energy – 0.3%
CITGO Petroleum Corp. Term Loan C 9.00%-9.25% due 6/23/2017(2)	$298,500	$310,876

		310,876
Finance Companies – 0.5%
AGFS Funding Co. Term Loan B 7.25% due 4/21/2015(2)	200,000	202,828
Interactive Data Corp. Term Loan B 6.75% due 1/29/2017(2)	298,500	301,697

		504,525
Food – 0.2%
Dole Food Co., Inc. Term Loan B 5.00%-5.50% due 3/2/2017(2)	70,059	70,447
Term Loan C 5.00%-5.50% due 3/2/2017(2)	174,008	174,972

		245,419
Healthcare – 0.5%
Grifols, Inc. Term Loan B 6.00% due 11/23/2016(2)	250,000	252,452
IMS Health, Inc. Term Loan B 5.25% due 2/26/2016(2)	247,560	249,771

		502,223
Technology – 0.2%
Dealer Computer Services, Inc. Term Loan B 5.25% due 4/21/2017(2)	177,473	178,472

		178,472
Total Senior Secured Loans (Cost $1,693,794)		1,741,515

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 22.8%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)	580,000	627,129
Asset Securitization Corp. 1996-D3 A4 7.947% due 10/13/2026(2)	600,000	624,485
Banc of America Commercial Mortgage, Inc. 2005-6 A4 5.195% due 9/10/2047(2)	500,000	537,029

December 31, 2010	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities 2004-PWR3 A4 4.715% due 2/11/2041	$500,000	$527,570
2003-T10 A2 4.74% due 3/13/2040	550,000	578,246
2003-PWR2 A4 5.186% due 5/11/2039	700,000	746,776
1999-C1 B 6.20% due 2/14/2031	294,974	305,797
CDC Commercial Mortgage Trust 2002-FX1 B 5.856% due 5/15/2035	650,000	671,535
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)	419,780	444,563
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	36,703	36,747
1999-C1 B 7.23% due 1/17/2032	1,000,000	1,097,447
Commercial Mortgage Pass-Through Certificates 2003-LB1A A1 3.251% due 6/10/2038	267,735	272,739
2004-LB2A A3 4.221% due 3/10/2039	153,111	153,763
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2015(1)	350,000	344,547
4.523% due 1/15/2015(1)	550,000	571,508
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038	600,000	622,524
2002-CP5 A1 4.106% due 12/15/2035	275,832	279,954
2004-C5 A2 4.183% due 11/15/2037	88,884	88,809
2004-C2 A2 5.416% due 5/15/2036	852,000	908,367
2001-CP4 A4 6.18% due 12/15/2035	115,899	117,349
1997-C2 F 7.46% due 1/17/2035	575,000	637,599
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035	872,000	937,208
GE Capital Commercial Mortgage Corp. 2004-C1 A3 4.596% due 11/10/2038	115,000	120,229
2004-C1 B 4.692% due 11/10/2038	385,000	393,347
2003-C2 A4 5.145% due 7/10/2037	545,000	579,179

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.471% due 5/10/2040(2)	$730,000	$785,855
Greenwich Capital Commercial Funding Corp. 2005-GG3 A2 4.305% due 8/10/2042	155,003	156,521
2005-GG3 A3 4.569% due 8/10/2042	890,000	910,437
2004-GG1 A7 5.317% due 6/10/2036	760,000	819,733
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	49,385	49,633
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2002-C1 A2 4.914% due 7/12/2037	56,060	56,323
2003-CB6 A2 5.255% due 7/12/2037	800,000	855,986
LB UBS Commercial Mortgage Trust 2003-C7 A4 4.931% due 9/15/2035	875,000	922,250
2002-C7 A4 4.96% due 12/15/2031	600,000	634,001
2003-C8 A4 5.124% due 11/15/2032	500,000	534,333
Merrill Lynch Mortgage Trust 2003-KEY1 A4 5.236% due 11/12/2035	500,000	530,004
Morgan Stanley Capital I 2004-HQ3 A4 4.80% due 1/13/2041	415,000	434,774
2003-T11 A3 4.85% due 6/13/2041	133,669	136,462
2005-HQ7 AAB 5.181% due 11/14/2042(2)	500,000	524,911
2004-IQ7 A4 5.40% due 6/15/2038(2)	500,000	534,021
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035	347,000	365,160
Prudential Securities Secured Financing Corp. 1998-C1 D 7.17% due 1/15/2013(2)	14,252	14,333
Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A2 4.467% due 3/18/2036	389,443	398,875
2002-KEY2 A3 4.865% due 3/18/2036	270,000	281,041
1999-C1 G 7.078% due 5/18/2032(1)(2)	450,500	474,898

December 31, 2010	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Wachovia Bank Commercial Mortgage Trust 2003-C8 A3 4.445% due 11/15/2035	$745,000	$767,749
2004-C10 A4 4.748% due 2/15/2041	596,000	627,089
2005-C21 A4 5.204% due 10/15/2044(2)	200,000	216,157
2004-C11 A5 5.215% due 1/15/2041	575,000	611,818

Total Commercial Mortgage-Backed Securities (Cost $23,523,891)		23,866,810

	Principal Amount	Value
Corporate Bonds – 37.1%
Aerospace/Defense – 0.5%
L-3 Communications Corp. Ser. B 6.375% due 10/15/2015	500,000	515,000

		515,000
Automotive – 0.5%
Ford Motor Credit Co. LLC Sr. Nt. 7.50% due 8/1/2012	500,000	531,604

		531,604
Banking – 6.0%
American Express Travel Related Services Co., Inc. Sr. Nt. 5.25% due 11/21/2011(1)	500,000	516,018
ANZ National Int’l Ltd. 2.375% due 12/21/2012(1)	500,000	507,714
Barclays Bank PLC Sr. Nt. 2.50% due 1/23/2013	300,000	304,871
Capital One Financial Corp. Sr. Nt. 5.70% due 9/15/2011	350,000	361,307
Citigroup, Inc. Sr. Nt. 5.10% due 9/29/2011	300,000	309,407
Countrywide Home Loans, Inc. Ser. L 4.00% due 3/22/2011	250,000	251,823
Credit Suisse/New York NY Sr. Nt. 3.45% due 7/2/2012	200,000	207,367
Deutsche Bank AG Sr. Nt. 2.375% due 1/11/2013	300,000	304,424
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	350,000	370,615

12	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Banking (continued)
Morgan Stanley Sr. Nt. 5.05% due 1/21/2011	$250,000	$250,464
5.30% due 3/1/2013	250,000	266,405
PNC Preferred Funding Trust III Jr. Sub. Nt. 8.70% due 3/15/2013(1)(2)(4)	400,000	424,708
Rabobank Nederland N.V. Nt. 2.65% due 8/17/2012(1)	250,000	256,443
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	500,000	487,500
The Goldman Sachs Group, Inc. Sr. Nt. 3.625% due 8/1/2012	500,000	516,002
UBS AG Stamford CT Sr. Nt. 2.25% due 8/12/2013	300,000	302,560
Union Bank N.A. Sr. Nt. 2.125% due 12/16/2013	300,000	299,479
Westpac Banking Corp. Sr. Nt. 2.10% due 8/2/2013	300,000	303,047

		6,240,154
Building Materials – 0.7%
CRH America, Inc. 5.625% due 9/30/2011	163,000	168,140
Lafarge S.A. Sr. Nt. 6.15% due 7/15/2011	300,000	307,825
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	250,000	262,076

		738,041
Chemicals – 0.6%
Airgas, Inc. Sr. Nt. 2.85% due 10/1/2013	300,000	302,350
The Dow Chemical Co. Sr. Nt. 4.85% due 8/15/2012	300,000	316,254

		618,604
Construction Machinery – 0.3%
Case New Holland, Inc. 7.75% due 9/1/2013	250,000	268,750

		268,750
Consumer Products – 0.3%
Whirlpool Corp. Nt. 8.00% due 5/1/2012	250,000	269,404

		269,404

December 31, 2010	Principal Amount	Value
Distributors – 0.2%
ONEOK, Inc. 7.125% due 4/15/2011	$240,000	$244,207

		244,207
Electric – 2.9%
AEP Texas North Co. Sr. Nt. Ser. B 5.50% due 3/1/2013	150,000	161,199
EDP Finance BV Sr. Nt. 5.375% due 11/2/2012(1)	500,000	506,517
FirstEnergy Corp. Sr. Nt. Ser. B 6.45% due 11/15/2011	200,000	208,138
Great Plains Energy, Inc. Sr. Nt. 2.75% due 8/15/2013	200,000	202,037
MidAmerican Energy Holdings Co. Sr. Nt. 3.15% due 7/15/2012	200,000	205,985
Mirant Mid Atlantic Pass Through Trust Ser. A 8.625% due 6/30/2012	322,272	331,940
National Rural Utilities Cooperative Finance Corp. 1.125% due 11/1/2013	500,000	494,220
Sr. Sec. Nt. 2.625% due 9/16/2012	200,000	205,564
Oncor Electric Delivery Co. Sr. Sec. Nt. 6.375% due 5/1/2012	250,000	266,170
Pacific Gas & Electric Co. Sr. Nt. 4.20% due 3/1/2011	200,000	201,135
The AES Corp. Sr. Nt. 7.75% due 3/1/2014	250,000	266,875

		3,049,780
Energy – 1.5%
BP Capital Markets PLC 3.125% due 3/10/2012	500,000	511,271
Chevron Corp. 3.45% due 3/3/2012	350,000	361,153
OPTI Canada, Inc. Sr. Sec. Nt. 9.00% due 12/15/2012(1)	350,000	350,875
Woodside Finance Ltd. 5.00% due 11/15/2013(1)	350,000	376,063

		1,599,362
Environmental – 0.1%
Allied Waste North America, Inc. 6.375% due 4/15/2011	100,000	101,477

		101,477

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Food And Beverage – 2.3%
Anheuser-Busch InBev Worldwide, Inc. 2.50% due 3/26/2013	$250,000	$255,827
3.00% due 10/15/2012	200,000	206,362
Coca-Cola Enterprises, Inc. Sr. Nt. 1.125% due 11/12/2013	300,000	297,077
Diageo Finance BV 3.875% due 4/1/2011	250,000	251,963
Dr. Pepper Snapple Group, Inc. 1.70% due 12/21/2011	300,000	302,678
Kraft Foods, Inc. Sr. Nt. 2.625% due 5/8/2013	300,000	308,525
PepsiAmericas, Inc. 5.625% due 5/31/2011	200,000	204,050
SABMiller PLC 6.20% due 7/1/2011(1)	300,000	307,741
Wm. Wrigley Jr. Co. 2.45% due 6/28/2012(1)	150,000	151,064
3.05% due 6/28/2013(1)	150,000	153,213

		2,438,500
Government Related – 0.3%
Ras Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 4.50% due 9/30/2012(1)	250,000	262,514

		262,514
Health Insurance – 0.5%
UnitedHealth Group, Inc. Sr. Nt. 4.875% due 4/1/2013	500,000	534,274

		534,274
Healthcare – 1.2%
AmerisourceBergen Corp. 5.625% due 9/15/2012	250,000	267,040
CareFusion Corp. Sr. Nt. 4.125% due 8/1/2012	250,000	260,468
Express Scripts, Inc. Sr. Nt. 5.25% due 6/15/2012	300,000	316,636
Fresenius Medical Care Capital Trust IV 7.875% due 6/15/2011	100,000	101,750
Thermo Fisher Scientific, Inc. Sr. Nt. 2.15% due 12/28/2012	300,000	305,159

		1,251,053
Independent Energy – 0.4%
Chesapeake Energy Corp. 7.625% due 7/15/2013	350,000	379,312

		379,312

December 31, 2010	Principal Amount	Value
Insurance-Life – 2.9%
American International Group, Inc. Sr. Nt. 3.65% due 1/15/2014	$400,000	$406,830
Genworth Financial, Inc. Sr. Nt. 5.65% due 6/15/2012	500,000	521,335
Lincoln National Corp. Sr. Nt. 5.65% due 8/27/2012	600,000	638,233
Metropolitan Life Global Funding I Nt. 2.875% due 9/17/2012(1)	500,000	512,467
New York Life Global Funding 2.25% due 12/14/2012(1)	200,000	204,890
Prudential Financial, Inc. Sr. Nt. 3.625% due 9/17/2012	200,000	207,563
5.10% due 12/14/2011	300,000	310,019
The Hartford Financial Services Group, Inc. Sr. Nt. 5.25% due 10/15/2011	250,000	257,373

		3,058,710
Insurance P&C – 1.5%
CNA Financial Corp. Sr. Nt. 6.00% due 8/15/2011	525,000	538,879
Marsh & McLennan Cos., Inc. Sr. Nt. 4.85% due 2/15/2013	500,000	522,521
XL Capital Finance Europe PLC Sr. Nt. 6.50% due 1/15/2012	500,000	516,459

		1,577,859
Lodging – 0.3%
Royal Caribbean Cruises Ltd. Sr. Nt. 7.00% due 6/15/2013	300,000	317,250

		317,250
Media Cable – 0.5%
Time Warner Cable, Inc. 5.40% due 7/2/2012	500,000	530,815

		530,815
Media Noncable – 0.9%
NBC Universal, Inc. Sr. Nt. 2.10% due 4/1/2014(1)	500,000	498,518
Rainbow National Services LLC 8.75% due 9/1/2012(1)	200,000	200,500
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	250,000	250,625

		949,643

14	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Metals And Mining – 2.3%
Alcoa, Inc. Sr. Nt. 6.00% due 1/15/2012	$300,000	$312,925
Anglo American Capital PLC 2.15% due 9/27/2013(1)	300,000	302,579
ArcelorMittal Sr. Nt. 5.375% due 6/1/2013	250,000	265,739
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	450,000	497,812
Rio Tinto Alcan, Inc. Sr. Nt. 6.45% due 3/15/2011	100,000	101,138
Steel Dynamics, Inc. 7.375% due 11/1/2012	300,000	316,500
United States Steel Corp. Sr. Nt. 5.65% due 6/1/2013	300,000	310,500
Xstrata Finance Canada Ltd. 5.50% due 11/16/2011(1)	250,000	259,486

		2,366,679
Natural Gas - Distributors – 0.4%
Inergy LP 6.875% due 12/15/2014	450,000	456,750

		456,750
Non Captive Consumer – 0.3%
SLM Corp. Sr. Nt. Ser. A 5.40% due 10/25/2011	250,000	254,411

		254,411
Non Captive Diversified – 0.8%
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	300,000	314,259
General Electric Capital Corp. Sr. Nt. 2.80% due 1/8/2013	500,000	511,151

		825,410
Oil Field Services – 0.3%
Transocean Ltd. Sr. Nt. 5.25% due 3/15/2013	300,000	316,280

		316,280
Packaging – 0.9%
Bemis Co., Inc. Sr. Nt. 4.875% due 4/1/2012	210,000	218,580
Owens-Brockway Glass Container, Inc. 6.75% due 12/1/2014	300,000	305,250
Pactiv Corp. Sr. Nt. 5.875% due 7/15/2012	400,000	415,602

		939,432

December 31, 2010	Principal Amount	Value
Paper – 0.3%
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	$300,000	$308,250

		308,250
Pharmaceuticals – 0.7%
Eli Lilly & Co. Sr. Nt. 3.55% due 3/6/2012	350,000	361,111
Pfizer, Inc. Sr. Nt. 4.45% due 3/15/2012	350,000	365,209

		726,320
Pipelines – 2.0%
Energy Transfer Partners LP Sr. Nt. 5.65% due 8/1/2012	200,000	211,901
Enterprise Products Operating LLC 4.60% due 8/1/2012	300,000	314,861
Kinder Morgan Energy Partners LP 7.125% due 3/15/2012	300,000	320,038
Kinder Morgan, Inc. Sr. Nt. 6.50% due 9/1/2012	400,000	421,000
NGPL PipeCo LLC Sr. Nt. 6.514% due 12/15/2012(1)	300,000	323,793
Plains All American Pipeline LP 4.25% due 9/1/2012	500,000	521,398

		2,112,991
REITs – 1.0%
Camden Property Trust Sr. Nt. 5.875% due 11/30/2012	250,000	266,532
CommonWealth REIT Sr. Nt. 6.95% due 4/1/2012	300,000	312,637
Liberty Property LP Sr. Nt. 6.375% due 8/15/2012	200,000	213,366
Regency Centers LP 7.95% due 1/15/2011	200,000	200,312

		992,847
Retailers – 0.6%
Macy’s Retail Holdings, Inc. 5.35% due 3/15/2012	350,000	361,375
Nebraska Book Co. Sr. Sec. Nt. 10.00% due 12/1/2011	200,000	199,000
The Home Depot, Inc. Sr. Nt. 5.20% due 3/1/2011	100,000	100,727

		661,102

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Supermarkets – 0.2%
The Kroger Co. 6.80% due 4/1/2011	$250,000	$253,667

		253,667
Technology – 2.0%
Agilent Technologies, Inc. Sr. Nt. 2.50% due 7/15/2013	200,000	202,345
4.45% due 9/14/2012	300,000	313,386
Broadcom Corp. Sr. Nt. 1.50% due 11/1/2013(1)	500,000	496,594
Hewlett-Packard Co. Sr. Nt. 4.25% due 2/24/2012	200,000	207,839
Lexmark International, Inc. Sr. Nt. 5.90% due 6/1/2013	350,000	373,641
Maxim Integrated Products, Inc. Sr. Nt. 3.45% due 6/14/2013	250,000	255,607
National Semiconductor Corp. Sr. Nt. 6.15% due 6/15/2012	250,000	266,025

		2,115,437
Wireless – 0.4%
Cellco Partnership Sr. Nt. 5.25% due 2/1/2012	400,000	418,664

		418,664
Wirelines – 0.5%
Qwest Corp. Sr. Nt. 7.875% due 9/1/2011	250,000	257,500
Telefonica Emisiones SAU 2.582% due 4/26/2013	250,000	250,201

		507,701
Total Corporate Bonds (Cost $38,178,308)		38,732,254

	Principal Amount	Value
Government Agencies – 0.3%
PNC Funding Corp. 2.30% due 6/22/2012(5)	350,000	358,911

Total Government Agencies (Cost $350,880)		358,911

	Principal Amount	Value
Hybrid ARMS – 0.1%
FNMA
6.228% due 8/1/2046(2)	76,475	79,976

Total Hybrid ARMS (Cost $77,156)		79,976

December 31, 2010	Principal Amount	Value
Mortgage-Backed Securities – 0.1%
FHLMC
7.00% due 9/1/2038	$97,888	$110,451

Total Mortgage-Backed Securities (Cost $101,755)		110,451

	Principal Amount	Value
U.S. Treasury – 3.7%
U.S. Treasury Notes
0.50% due 11/30/2012 -11/15/2013	2,500,000	2,485,176
2.125% due 12/31/2015	1,400,000	1,406,562

Total U.S. Treasury (Cost $3,902,554)		3,891,738

	Principal Amount	Value
Repurchase Agreements – 4.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $4,995,037, due 1/3/2011(6)	4,995,000	4,995,000
Total Repurchase Agreements (Cost $4,995,000)		4,995,000
Total Investments - 102.2% (Cost $105,626,319)		106,804,750
Other Liabilities, Net - (2.2)%		(2,263,597)
Total Net Assets - 100.0%		$104,541,153

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2010, the aggregate market value of these securities amounted to $13,981,076, representing 13.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2010.
(3)	Securities are segregated for anticipated collateral requirements.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	Classified under Government Agencies as a result of participation in a program issuing debt guaranteed by FDIC.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	1.80%	1/7/2014	$5,095,450

16	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$19,830,496	$—	$19,830,496
Collateralized Mortgage Obligations	—	13,197,599	—	13,197,599
Senior Secured Loans	—	1,741,515	—	1,741,515
Commercial Mortgage-Backed Securities	—	23,866,810	—	23,866,810
Corporate Bonds	—	38,732,254	—	38,732,254
Government Agencies	—	358,911	—	358,911
Hybrid ARMS	—	79,976	—	79,976
Mortgage-Backed Securities	—	110,451	—	110,451
U.S. Treasury	—	3,891,738	—	3,891,738
Repurchase Agreements	—	4,995,000	—	4,995,000
Total	$—	$106,804,750	$—	$106,804,750

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2010
Assets
Investments, at value	$106,804,750
Cash and cash equivalents	378
Interest receivable	659,751
Receivable for fund shares subscribed	102,590

Total Assets	107,567,469

Liabilities
Payable for investments purchased	2,912,837
Payable for fund shares redeemed	46,162
Payable to adviser	39,180
Accrued trustees’ fees	1,526
Accrued expenses/other liabilities	26,611

Total Liabilities	3,026,316

Total Net Assets	$104,541,153

Net Assets Consist of:
Paid-in capital	$103,338,087
Accumulated net realized gain from investments	24,635
Net unrealized appreciation on investments	1,178,431

Total Net Assets	$104,541,153

Investments, at Cost	$105,626,319

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	10,060,437
Net Asset Value Per Share	$10.39

Statement of Operations For the Year Ended December 31, 2010
Investment Income
Interest	$3,499,782

Total Investment Income	3,499,782

Expenses
Investment advisory fees	403,087
Custodian fees	47,996
Professional fees	27,566
Shareholder reports	17,109
Administrative service fees	12,115
Trustees’ fees	4,972
Other expenses	5,927

Total Expenses	518,772

Less: Custody credits	(35)

Total Expenses, Net	518,737

Net Investment Income	2,981,045

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	681,771
Net change in unrealized appreciation/depreciation on investments	171,656

Net Gain on Investments	853,427

Net Increase in Net Assets Resulting from Operations	$3,834,472

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09

Operations
Net investment income	$2,981,045	$1,723,648
Net realized gain from investments	681,771	216,949
Net change in unrealized appreciation/depreciation on investments	171,656	1,173,098

Net Increase in Net Assets Resulting from Operations	3,834,472	3,113,695

Distributions to Shareholders
Net investment income	(3,010,378)	(1,726,052)
Net realized gain on investments	(711,405)	—

Total Distributions	(3,721,783)	(1,726,052)

Capital Share Transactions
Proceeds from sales of shares	52,728,718	47,810,468
Reinvestment of distributions	3,721,783	1,726,052
Cost of shares redeemed	(22,294,491)	(14,331,117)

Net Increase in Net Assets Resulting from Capital Share Transactions	34,156,010	35,205,403

Net Increase in Net Assets	34,268,699	36,593,046

Net Assets
Beginning of year	70,272,454	33,679,408

End of year	$104,541,153	$70,272,454

Other Information:
Shares
Sold	4,978,794	4,664,268
Reinvested	358,899	166,769
Redeemed	(2,094,797)	(1,403,416)

Net Increase	3,242,896	3,427,621

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/10	$10.31	$0.32	$0.15	$0.47	$(0.32)	$(0.07)	$(0.39)
Year Ended 12/31/09	9.94	0.27	0.37	0.64	(0.27)	—	(0.27)
Year Ended 12/31/08	9.91	0.32	0.03	0.35	(0.32)	—	(0.32)
Year Ended 12/31/07	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)
Year Ended 12/31/06	9.81	0.38	0.01	0.39	(0.38)	—	(0.38)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$10.39	4.57%	$104,541	0.58%		0.58%	3.33%	3.33%	103%
10.31	6.38%	70,272	0.62%		0.62%	3.38%	3.38%	335%
9.94	3.56%	33,679	0.68%		0.68%	3.46%	3.46%	136%
9.91	5.48%	26,935	0.70%		0.79%	4.38%	4.29%	69%
9.82	4.07%	27,969	0.71%	[3]	0.72%	3.88%	3.87%	78%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[3]	Before offset of custody credits. Including the custody credits, the expense ratio is 0.70%.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2010

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Low Duration Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities and uses independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants

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NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The Fund has adopted the new guidance for the year ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2010. The Trust is currently evaluating the impact of the adoption of the other provisions of the new guidance on the Fund’s financial statements.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are

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NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009, was as follows:

	Ordinary Income	Long-Term Capital Gains
2010	$3,328,463	$393,320
2009	1,722,070	3,982

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NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain
$—	$29,333	$(29,333)

The tax basis of distributable earnings as of December 31, 2010 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$9,829	$14,805

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2010, was $105,626,319. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2010, aggregated $1,440,806 and $(262,375), respectively, resulting in net unrealized appreciation of $1,178,431.

Note 4. Investments

a. Investment Purchases and Sales The cost of U.S. government agency obligations and other investments purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2010, were as follows:

	Other Investments	U.S. Government Agency Obligations
Purchases	$81,466,478	$54,153,083
Sales	30,055,751	60,691,159

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or could become, illiquid. See note (e) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees.

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NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

e. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2010, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Low Duration Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Low Duration Bond VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2011

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Investment Trust and RS Variable Products Trust, including all the independent Trustees, met in person on August 11—12, 2010, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2010. Prior to the meeting of the Board on August 11—12, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals.

The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of one relatively small variable insurance Fund with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a number of the Funds that had been identified as having higher expenses because of limited assets, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. The Trustees agreed to continue to monitor the limited number of Funds with this concern and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal

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burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Trustees had also noted the following observations made by the Chief Compliance Officer in his report regarding certain Funds that lagged their peers: (1) RS Money Market VIP Series and RS Money Market Fund experienced extremely low (but still positive) yields reflecting a very conservative investment posture, (2) RS High Yield Bond VIP Series, which has the same general portfolio as the slightly better performing (compared to its peer group) RS High Yield Bond Fund, focused on better quality segments of the high yield market compared to its peers, (3) RS Value VIP Series had lower performance than the retail version of the Fund, largely related to its very small size ($4 million of total assets as of May 2010), (4) RS Growth Fund, which has faced redemptions attributed in part to past underperformance, has been managed for the past few years by a new portfolio management team, and (5) RS Mid Cap Growth Fund, while continuing to suffer from underperformance over the longer term, has slightly improved performance in the most recent annual period. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2009, and for the three months ended March 31, 2010. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds

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may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. The Trustees noted the relatively brief recovery period since the most recent market disruption, which added financial pressure for many asset managers such as RS Investments, and current volatile market conditions result in fluctuating and uncertain revenues that increase the risks to RS Investments of committing increased resources to the Funds. The Trustees said that they would continue to monitor the potential economies of scale for the Funds, and the circumstances under which breakpoints might be appropriate in the future for certain Funds.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments including, among other things, the firm’s performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the firm.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has continued to integrate the respective RS and Guardian organizations, with even greater integration than last year when substantial progress had been reported. RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments as well as concerns about the expenses of smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including liquidations, reorganizations and expense limitations, both in response to an internal review of various Funds or concerns expressed by the Trustees. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees, including the implementation of voluntary expense reductions in certain funds. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2009 to May 1, 2010. Many Funds were changed to reduce expenses or were merged away.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2010.

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Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	35	Envestnet, Inc. (1999-present)
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	35	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company (1979-2004).	35	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	35	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	35	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	35	None

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; Chairman and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”).	35	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to August 2006, CEO and CFO), RS Investments.	35	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

34

2010 Annual Report

All data as of December 31, 2010

RS Variable Products Trust

•	RS High Yield Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS HIGH YIELD BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS High Yield Bond VIP Series Commentary

Highlights

•	The high yield market delivered solid performance for the one-year period ending December 31, 2010 as investors appetites for risk expanded.

•	RS High Yield Bond VIP Series delivered a positive return in 2010 while it underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index[1].

•

We expect improving corporate liquidity and robust capital markets activity should continue to support a low default rate over the next two years and should also provide a positive tone for the market.

Market Overview

The high yield market (represented by the Barclays Capital U.S. Corporate High-Yield Bond Index) posted strong returns during 2010 and in the fourth quarter of 2010, rising 15.12% and 3.22% respectively, as investors had a continued appetite for risk. Retail inflows to high yield mutual funds and investments by institutional investors seeking higher yield contributed to a stronger technical environment (which focuses on factors affecting markets generally, such as cash inflows, price changes, new bond issuance and trading volumes). Even though absolute yields are low on a historical basis, we believe spreads are still attractive in a low interest rate environment. The par-weighted default rate for high yield bonds decreased for the 14th consecutive month to 1.25% by the end of December5.

New issuance was a major theme that continued in the fourth quarter totaling $83.4 billion, the single largest quarter for high yield new issuance in history. This capped a record-breaking year of $263 billion in high yield issuance, $110 million greater than last year’s record total6. We continue to expect robust new issuance activity driven by both bond refinancing and renewed mergers and acquisitions and leveraged buyout activity.

Fund Performance Overview

RS High Yield Bond VIP Series returned 13.72% for the year ended December 31, 2010, but underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 15.12% for the period.

The Fund outperformed the 13.61% average return of its Lipper High Current Yield Funds peer group2. (The peer group consisted of 107 variable annuity funds that invest primarily in high yield corporate securities.)

Portfolio Review

Improving corporate fundamentals, modest economic growth, a strong new issue market and a steep drop in defaults all led high yield bonds to strong returns for both the fourth quarter and the full year.

The fund’s underweight exposure to the financials sector also dampened relative performance for the year as yield-seeking investors returned to the sector to take advantage of highly distressed prices. Furthermore, government bailouts of companies led to significant rallies in their debt. Nonetheless, we continue to believe that the financial sector remains highly risky, given the operational and asset problems that confront many of these companies. For this reason, we stand by our positioning despite its impact on relative performance for the year.

While we continued to approach lower rated credits with caution, we have looked for opportunities to add exposure to a limited number of lower-quality issues that we believe are mispriced relative to underlying fundamentals. The Fund benefited from its overweight in the Retail/Consumer Product sector as we believed the sector was undervalued entering the year and the sector rallied significantly.

We believe security selection will become increasingly important as we head into 2010, and will continue to seek to take advantage of value opportunities in the sector while preparing for any potential pull-back in the market.

Outlook

We expect that investors’ thirst for yield, improving corporate earnings, and a strong new issue market should be favorable for the Fund. We believe that positive corporate earnings momentum and meaningful balance sheet improvement for high yield issuers indicates strong fundamentals moving forward.

3

RS HIGH YIELD BOND VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS HIGH YIELD BOND VIP SERIES

Characteristics

Total Net Assets: $79,077,815

Bond Quality Allocation[3]

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
CIT Group, Inc.	7.000%	5/1/2013	1.63%
Block Communications, Inc.	8.250%	12/15/2015	1.12%
OPTI Canada, Inc.	8.250%	12/15/2014	1.08%
Stallion Oilfield Holdings Ltd.	10.500%	2/15/2015	1.08%
International Lease Finance Corp.	5.650%	6/1/2014	1.05%
DISH DBS Corp.	7.875%	9/1/2019	1.02%
Navistar International Corp.	8.250%	11/1/2021	0.95%
Alliance HealthCare Services, Inc.	8.000%	12/1/2016	0.91%
NII Capital Corp.	8.875%	12/15/2019	0.90%
E*Trade Financial Corp.	12.500%	11/30/2017	0.86%
Total			10.60%

1	The Barclays Capital U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the U.S.-dominated high-yield debt market. The Barclays Capital U.S. Corporate High Yield Bond Index is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.
5	Source: J.P. Morgan Default Monitor, January 3, 2011.
6	Source: Barclays Capital High Yield Corporate Update, January 3, 2011.

5

RS HIGH YIELD BOND VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS High Yield Bond VIP Series	9/13/99	13.72%	7.53%	6.55%	6.73%	5.60%
Barclays Capital U.S. Corporate High-Yield Bond Index[1]		15.12%	10.38%	8.91%	8.88%	7.34%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS High Yield Bond VIP Series and the Barclays Capital U.S. Corporate High-Yield Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period 7/1/10-12/31/10
Based on Actual Return	$1,000.00	$1,100.50	$3.89	0.73%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.50	$3.74	0.73%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Corporate Bonds – 96.9%
Aerospace/Defense – 1.7%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018	$520,000	$569,400
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	325,000	339,625
Spirit Aerosystems, Inc. 6.75% due 12/15/2020(1)	180,000	180,450
Triumph Group, Inc. 8.00% due 11/15/2017	210,000	218,400

		1,307,875
Automotive – 4.5%
Allison Transmission, Inc. 11.00% due 11/1/2015(1)	440,000	479,600
Ford Motor Credit Co. LLC Sr. Nt. 7.00% due 4/15/2015	220,000	236,414
8.00% due 12/15/2016	300,000	335,238
8.125% due 1/15/2020	440,000	511,901
Goodyear Tire & Rubber Co.
8.25% due 8/15/2020	120,000	124,200
8.75% due 8/15/2020	220,000	231,550
Lear Corp. 7.875% due 3/15/2018	220,000	235,400
8.125% due 3/15/2020	350,000	380,625
Navistar International Corp. 8.25% due 11/1/2021	700,000	752,500
Tenneco, Inc. 6.875% due 12/15/2020(1)	300,000	306,750

		3,594,178
Banking – 1.1%
AmSouth Bank Sub. Nt., Ser. AI 5.20% due 4/1/2015	400,000	385,500
Zions Bancorporation Sr. Nt. 7.75% due 9/23/2014	450,000	469,130

		854,630
Brokerage – 1.6%
E*Trade Financial Corp. Sr. Nt. 12.50% due 11/30/2017(2)	578,000	679,150
Penson Worldwide, Inc. Sr. Sec. Nt. 12.50% due 5/15/2017(1)	660,000	594,000

		1,273,150
Building Materials – 0.4%
Roofing Supply Group LLC Sr. Sec. Nt. 8.625% due 12/1/2017(1)	300,000	309,000

		309,000

December 31, 2010	Principal Amount	Value
Chemicals – 1.3%
Hexion US Finance Corp. Sec. Nt. 9.00% due 11/15/2020(1)	$400,000	$423,000
Lyondell Chemical Co. Sr. Sec. Nt. 8.00% due 11/1/2017(1)	278,000	307,538
NOVA Chemicals Corp. Sr. Nt. 8.375% due 11/1/2016	260,000	276,900

		1,007,438
Construction Machinery – 0.8%
The Manitowoc Co., Inc. 8.50% due 11/1/2020	600,000	637,500

		637,500
Consumer Cyclical Services – 2.2%
Live Nation Entertainment, Inc. Sr. Nt. 8.125% due 5/15/2018(1)	170,000	172,125
Mobile Mini, Inc. 7.875% due 12/1/2020(1)	320,000	331,200
Service Corp. International Sr. Nt. 7.00% due 5/15/2019	180,000	180,000
7.625% due 10/1/2018	350,000	367,500
Travelport LLC 4.921% due 9/1/2014(3)	370,000	327,450
West Corp. Sr. Nt. 7.875% due 1/15/2019(1)	320,000	325,600

		1,703,875
Consumer Products – 1.5%
Armored Autogroup, Inc. Sr. Nt. 9.25% due 11/1/2018(1)	200,000	198,500
Easton-Bell Sports, Inc. Sr. Sec. Nt. 9.75% due 12/1/2016	330,000	362,175
NBTY, Inc. 9.00% due 10/1/2018(1)	600,000	640,500

		1,201,175
Electric – 4.5%
Calpine Corp. Sr. Sec. Nt.
7.50% due 2/15/2021(1)	200,000	197,000
7.875% due 7/31/2020(1)	400,000	405,000
Dynegy Holdings, Inc. Sr. Nt. 7.50% due 6/1/2015	260,000	196,300
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017	300,000	291,000
Mirant Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	110,000	110,000

8	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Electric (continued)
Mirant Mid Atlantic Pass Through Tr. Ser. A 8.625% due 6/30/2012	$88,088	$90,730
Ser. B 9.125% due 6/30/2017	375,660	403,835
Mirant North America LLC 7.375% due 12/31/2013	260,000	264,898
North American Energy Alliance LLC Sr. Sec. Nt. 10.875% due 6/1/2016(1)	490,000	543,900
NRG Energy, Inc. 7.375% due 2/1/2016	475,000	486,875
8.25% due 9/1/2020(1)	150,000	153,750
The AES Corp. Sr. Nt. 8.00% due 10/15/2017 - 6/1/2020	390,000	413,075

		3,556,363
Energy – 10.3%
Allis-Chalmers Energy, Inc. 9.00% due 1/15/2014	430,000	436,450
Alon Refining Krotz Springs, Inc. Sr. Sec. Nt. 13.50% due 10/15/2014	280,000	268,800
Chesapeake Energy Corp. 6.625% due 8/15/2020	200,000	197,000
6.875% due 8/15/2018	300,000	304,500
9.50% due 2/15/2015	400,000	451,000
Complete Production Services, Inc. Sr. Nt. 8.00% due 12/15/2016	260,000	269,100
Connacher Oil and Gas Ltd. Sr. Sec. Nt. 10.25% due 12/15/2015(1)	200,000	201,000
11.75% due 7/15/2014(1)	290,000	313,925
Continental Resources, Inc. 7.125% due 4/1/2021(1)	200,000	210,000
8.25% due 10/1/2019	230,000	255,300
Denbury Resources, Inc. 8.25% due 2/15/2020	418,000	453,530
Harvest Operations Corp. 6.875% due 10/1/2017(1)	200,000	206,000
Linn Energy LLC 7.75% due 2/1/2021(1)	330,000	338,250
9.875% due 7/1/2018	210,000	229,950
11.75% due 5/15/2017	220,000	251,900
OPTI Canada, Inc. Sr. Sec. Nt. 8.25% due 12/15/2014	1,200,000	855,000
9.00% due 12/15/2012(1)	130,000	130,325
Quicksilver Resources, Inc. 7.125% due 4/1/2016	540,000	517,050
Rosetta Resources, Inc. 9.50% due 4/15/2018	220,000	237,600
SandRidge Energy, Inc. 8.625% due 4/1/2015(2)	220,000	225,225
Sr. Nt. 9.875% due 5/15/2016(1)	200,000	211,500

December 31, 2010	Principal Amount	Value
Energy (continued)
Stallion Oilfield Holdings Ltd. Sr. Sec. Nt. 10.50% due 2/15/2015(1)	$810,000	$850,500
Tesoro Corp. 9.75% due 6/1/2019	220,000	243,650
Venoco, Inc. 11.50% due 10/1/2017	440,000	469,700

		8,127,255
Entertainment – 0.4%
NAI Entertainment Holdings LLC Sr. Sec. Nt. 8.25% due 12/15/2017(1)	300,000	315,000

		315,000
Financial - Other – 0.2%
FTI Consulting, Inc. 6.75% due 10/1/2020(1)	120,000	119,100

		119,100
Food And Beverage – 2.3%
Aramark Corp. Sr. Nt. 3.787% due 2/1/2015(3)	108,000	105,570
8.50% due 2/1/2015	398,000	415,910
Darling International, Inc. 8.50% due 12/15/2018(1)	150,000	156,375
Michael Foods, Inc. Sr. Nt. 9.75% due 7/15/2018(1)	500,000	546,250
Reddy Ice Corp. Sr. Sec. Nt. 11.25% due 3/15/2015	550,000	562,375

		1,786,480
Gaming – 3.7%
Harrah’s Operating Co., Inc. Sr. Sec. Nt. 11.25% due 6/1/2017	600,000	675,000
MGM Resorts International Sr. Nt. 7.50% due 6/1/2016	260,000	243,100
Sr. Sec. Nt. 9.00% due 3/15/2020(1)	170,000	187,000
11.125% due 11/15/2017	210,000	241,500
Sr. Nt. 11.375% due 3/1/2018	140,000	151,900
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	350,000	362,250
Pokagon Gaming Authority Sr. Nt. 10.375% due 6/15/2014(1)	158,000	164,715
Scientific Games International, Inc. 9.25% due 6/15/2019	480,000	495,600
Wynn Las Vegas LLC 7.75% due 8/15/2020	400,000	433,000

		2,954,065

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Healthcare – 7.2%
Alliance HealthCare Services, Inc. Sr. Nt. 8.00% due 12/1/2016	$780,000	$719,550
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014	390,000	429,000
Bio-Rad Laboratories, Inc. Sr. Sub. Nt. 8.00% due 9/15/2016	325,000	352,625
ConvaTec Healthcare E S.A. Sr. Nt. 10.50% due 12/15/2018(1)	600,000	608,250
DaVita, Inc. 6.625% due 11/1/2020	400,000	396,000
HCA Holdings, Inc. Sr. Nt. 7.75% due 5/15/2021(1)	180,000	180,000
HCA, Inc. Sr. Sec. Nt. 7.875% due 2/15/2020	200,000	214,000
8.50% due 4/15/2019	260,000	284,700
Sec. Nt. 9.125% due 11/15/2014	277,000	290,504
Sr. Sec. Nt. 9.875% due 2/15/2017	220,000	242,000
Health Management Associates, Inc. Sr. Nt. 6.125% due 4/15/2016	395,000	398,950
IMS Health, Inc. Sr. Nt. 12.50% due 3/1/2018(1)	330,000	382,800
Omega Healthcare Investors, Inc. 6.75% due 10/15/2022(1)	500,000	495,625
US Oncology, Inc. Sr. Sec. Nt. 9.125% due 8/15/2017	100,000	123,250
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018(1)	570,000	581,400

		5,698,654
Home Construction – 2.1%
Beazer Homes USA, Inc. 9.125% due 6/15/2018	600,000	582,000
Sr. Nt. 9.125% due 5/15/2019(1)	250,000	237,500
K Hovnanian Enterprises, Inc. Sr. Sec. Nt. 10.625% due 10/15/2016	280,000	287,000
Meritage Homes Corp. Ser. WI 7.15% due 4/15/2020	550,000	547,250

		1,653,750
Independent Energy – 1.8%
Alta Mesa Holdings Sr. Nt. 9.625% due 10/15/2018(1)	300,000	291,375

December 31, 2010	Principal Amount	Value
Independent Energy (continued)
Carrizo Oil & Gas, Inc. 8.625% due 10/15/2018(1)	$400,000	$412,000
Concho Resources, Inc. Sr. Nt. 7.00% due 1/15/2021	300,000	307,500
Energy XXI Gulf Coast, Inc. 9.25% due 12/15/2017(1)	100,000	104,000
Hilcorp Energy I L.P. Sr. Nt. 7.625% due 4/15/2021(1)	270,000	278,775

		1,393,650
Industrial - Other – 0.6%
Belden, Inc. Nt. 9.25% due 6/15/2019	260,000	285,025
Diversey, Inc. 8.25% due 11/15/2019	50,000	54,250
Interline Brands, Inc. 7.00% due 11/15/2018(1)	160,000	162,400

		501,675
Insurance - Life – 1.5%
CNO Financial Group, Inc. Sr. Sec. Nt. 9.00% due 1/15/2018(1)	300,000	312,000
Genworth Financial, Inc. Sr. Nt. Ser. MTN 6.515% due 5/22/2018	440,000	447,178
Symetra Financial Corp. 8.30% due 10/15/2037(1)	440,000	418,000

		1,177,178
Lodging – 0.3%
Royal Caribbean Cruises Ltd. Sr. Nt. 6.875% due 12/1/2013	260,000	275,600

		275,600
Media Cable – 3.0%
CCO Holdings LLC 7.25% due 10/30/2017	400,000	406,000
7.875% due 4/30/2018	550,000	569,250
DISH DBS Corp. 7.875% due 9/1/2019	770,000	804,650
Virgin Media Finance PLC Ser. 1 9.50% due 8/15/2016	500,000	565,000

		2,344,900
Media Noncable – 8.9%
Allbritton Communications Co. Sr. Nt. 8.00% due 5/15/2018	180,000	181,800
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	880,000	886,600

10	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Media Noncable (continued)
Clear Channel Worldwide Holdings, Inc. Ser. B 9.25% due 12/15/2017	$330,000	$361,350
Entravision Communications Corp. Sr. Sec. Nt. 8.75% due 8/1/2017(1)	400,000	422,000
Gannett Co., Inc. 7.125% due 9/1/2018(1)	200,000	200,500
9.375% due 11/15/2017	110,000	122,650
GeoEye, Inc. Sr. Sec. Nt. 9.625% due 10/1/2015	230,000	259,900
Hughes Network Systems LLC 9.50% due 4/15/2014	300,000	309,375
9.50% due 4/15/2014	440,000	453,750
Inmarsat Finance PLC 7.375% due 12/1/2017(1)	100,000	105,000
Intelsat Jackson Holdings Ltd. 11.25% due 6/15/2016	410,000	441,775
Intelsat Subsidiary Holding Co. Ltd. 8.875% due 1/15/2015(1)	110,000	112,475
8.875% due 1/15/2015	140,000	143,850
Lamar Media Corp. Sr. Nt. 6.625% due 8/15/2015	370,000	378,150
7.875% due 4/15/2018	360,000	382,500
LIN Television Corp. 8.375% due 4/15/2018	180,000	190,800
McClatchy Co. Sr. Sec. Nt. 11.50% due 2/15/2017	420,000	471,975
Nielsen Finance LLC 11.50% due 5/1/2016	440,000	508,200
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	635,000	655,638
Sinclair Television Group, Inc. Sr. Sec. Nt. 9.25% due 11/1/2017(1)	140,000	151,550
Univision Communications, Inc. Sr. Sec. Nt. 7.875% due 11/1/2020(1)	320,000	336,000

		7,075,838
Metals And Mining – 1.8%
CONSOL Energy, Inc. 8.00% due 4/1/2017(1)	330,000	351,450
New Enterprise Stone & Lime Co. Sr. Nt. 11.00% due 9/1/2018(1)	500,000	475,000
Novelis, Inc. 8.375% due 12/15/2017(1)	300,000	310,500
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	270,000	278,100

		1,415,050

December 31, 2010	Principal Amount	Value
Natural Gas - Distributors – 0.6%
Ferrellgas L.P. Sr. Nt. 6.50% due 5/1/2021(1)	$280,000	$273,000
Inergy L.P. 7.00% due 10/1/2018(1)	150,000	151,125
8.75% due 3/1/2015	70,000	74,550

		498,675
Non Captive Diversified – 4.2%
Ally Financial, Inc. 8.00% due 3/15/2020	620,000	677,350
CIT Group, Inc. Sr. Sec. Nt. 7.00% due 5/1/2013	1,260,000	1,285,200
International Lease Finance Corp. Sr. Nt. Ser. MTN 5.65% due 6/1/2014	840,000	833,700
Sr. Nt. 8.625% due 9/15/2015(1)	270,000	290,250
PHH Corp. Sr. Nt. 9.25% due 3/1/2016(1)	200,000	211,000

		3,297,500
Oil Field Services – 0.3%
Frac Tech Services LLC 7.125% due 11/15/2018(1)	200,000	203,000

		203,000
Packaging – 2.9%
Berry Plastics Corp. Sr. Sec. Nt. 9.75% due 1/15/2021(1)	370,000	366,300
Owens-Brockway Glass Container, Inc. 7.375% due 5/15/2016	260,000	276,250
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.125% due 4/15/2019(1)	400,000	407,000
7.75% due 10/15/2016(1)	100,000	105,750
Sr. Nt. 8.50% due 5/15/2018(1)	440,000	442,200
9.00% due 4/15/2019(1)	400,000	414,500
Silgan Holdings, Inc. Sr. Nt. 7.25% due 8/15/2016	300,000	319,500

		2,331,500
Paper – 0.7%
Cascades, Inc. 7.75% due 12/15/2017	200,000	208,500
7.875% due 1/15/2020	310,000	323,950

		532,450
Pharmaceuticals – 1.2%
Mylan, Inc. 6.00% due 11/15/2018 (1)	280,000	275,100
7.875% due 7/15/2020(1)	600,000	646,500

		921,600

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Pipelines – 3.5%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	$520,000	$543,400
Crosstex Energy L.P. 8.875% due 2/15/2018	530,000	567,762
Energy Transfer Equity L.P. 7.50% due 10/15/2020	200,000	206,000
MarkWest Energy Partners L.P. 6.75% due 11/1/2020	320,000	320,000
Sr. Nt. Ser. B 8.50% due 7/15/2016	340,000	358,700
Niska Gas Storage US LLC Sr. Nt. 8.875% due 3/15/2018(1)	440,000	470,800
Regency Energy Partners L.P. 9.375% due 6/1/2016	260,000	285,350

		2,752,012
Railroads – 0.3%
RailAmerica, Inc. Sr. Sec. Nt. 9.25% due 7/1/2017	250,000	274,688

		274,688
Refining – 1.0%
Citgo Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(1)	525,000	588,000
Northern Tier Energy LLC Sr. Sec. Nt. 10.50% due 12/1/2017(1)	200,000	204,000

		792,000
REITs – 0.4%
Sabra Health Care L.P. 8.125% due 11/1/2018(1)	320,000	330,400

		330,400
Restaurants – 0.5%
DineEquity, Inc. Sr. Nt. 9.50% due 10/30/2018(1)	400,000	424,000

		424,000
Retailers – 1.9%
Michaels Stores, Inc. 11.375% due 11/1/2016	110,000	119,900
Nebraska Book Co., Inc. Sr. Sec. Nt. 10.00% due 12/1/2011	400,000	398,000
Sonic Automotive, Inc. Ser. B 9.00% due 3/15/2018	170,000	178,925
Susser Holdings LLC 8.50% due 5/15/2016	450,000	482,625
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	310,000	327,437

		1,506,887

December 31, 2010	Principal Amount	Value
Supermarkets – 0.6%
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	$470,000	$482,925

		482,925
Technology – 5.8%
Amkor Technology, Inc. Sr. Nt. 7.375% due 5/1/2018	360,000	374,400
CDW LLC Sr. Sec. Nt. 8.00% due 12/15/2018(1)	300,000	306,000
Communications & Power Industries, Inc. Sr. Sub. Nt. 8.00% due 2/1/2012	370,000	370,000
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	380,000	406,600
First Data Corp. Sr. Sec. Nt. 8.25% due 1/15/2021(1)	205,000	196,800
8.75% due 1/15/2022(1)(2)	206,000	199,305
9.875% due 9/24/2015	46,000	43,815
Sr. Nt. 12.625% due 1/15/2021(1)	412,000	393,460
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015	380,000	375,250
NXP BV Sr. Sec. Nt. 3.039% due 10/15/2013(3)	400,000	394,000
Sitel LLC Sr. Nt. 11.50% due 4/1/2018(1)	330,000	272,250
Stream Global Services, Inc. Sr. Sec. Nt. 11.25% due 10/1/2014	210,000	211,575
Terremark Worldwide, Inc. Sr. Sec. Nt. 12.00% due 6/15/2017	250,000	286,250
Trans Union LLC 11.375% due 6/15/2018(1)	400,000	456,000
Viasystems, Inc. Sr. Sec. Nt. 12.00% due 1/15/2015(1)	280,000	312,900

		4,598,605
Textile – 0.1%
Hanesbrands, Inc. Sr. Nt. 8.00% due 12/15/2016	100,000	107,250

		107,250
Transportation Services – 2.6%
Avis Budget Car Rental LLC Sr. Nt. 7.75% due 5/15/2016	255,000	260,100
8.25% due 1/15/2019(1)	200,000	202,000
9.625% due 3/15/2018	350,000	377,125

12	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND VIP SERIES

December 31, 2010	Principal Amount	Value
Transportation Services (continued)
Hertz Corp. 7.50% due 10/15/2018(1)	$300,000	$311,250
Navios Maritime Acquisition Corp. Sr. Sec. Nt. 8.625% due 11/1/2017(1)	400,000	409,000
Navios Maritime Holdings, Inc. Sr. Sec. Nt. 8.875% due 11/1/2017	280,000	303,100
Teekay Corp. Sr. Nt. 8.50% due 1/15/2020	200,000	217,750

		2,080,325
Wireless – 5.1%
Cricket Communications, Inc. 7.75% due 10/15/2020(1)	190,000	180,975
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(1)	600,000	615,000
MetroPCS Wireless, Inc. 7.875% due 9/1/2018	500,000	518,750
Nextel Communications, Inc. Ser. E 6.875% due 10/31/2013	200,000	200,500
Ser. D 7.375% due 8/1/2015	100,000	100,125
NII Capital Corp. 8.875% due 12/15/2019	660,000	711,150
10.00% due 8/15/2016	270,000	299,025
SBA Telecommunications, Inc. 8.00% due 8/15/2016	320,000	346,400
Sprint Capital Corp. 6.90% due 5/1/2019	655,000	646,812
Trilogy International Partners LLC Sr. Sec. Nt. 10.25% due 8/15/2016(1)	400,000	396,000

		4,014,737
Wirelines – 1.5%
Frontier Communications Corp. Sr. Nt. 8.125% due 10/1/2018	460,000	504,850
8.25% due 4/15/2017	220,000	241,450
Wind Acquisition Finance S.A. Sr. Sec. Nt. 7.25% due 2/15/2018(1)	200,000	203,500
Windstream Corp. 7.875% due 11/1/2017	240,000	252,300

		1,202,100
Total Corporate Bonds (Cost $72,538,142)		76,634,033

December 31, 2010	Shares	Value
Common Stocks – 0.7%
Banking – 0.7%
Citigroup, Inc.(4)	125,692	$594,523

		594,523
Total Common Stocks (Cost $378,408)		594,523

	Principal Amount	Value
Repurchase Agreements – 0.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $598,004, due 1/3/2011(5)	$598,000	598,000
Total Repurchase Agreements (Cost $598,000)		598,000
Total Investments - 98.4% (Cost $73,514,550)		77,826,556
Other Assets, Net - 1.6%		1,251,259
Total Net Assets - 100.0%		$79,077,815

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2010, the aggregate market value of these securities amounted to $27,590,418, representing 34.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(3)	Variable rate security. The rate shown is the rate in effect at December 31, 2010.
(4)	Non-income producing security.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	0.00%	6/20/2011	$614,385

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND VIP SERIES

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$76,634,033	$—	$76,634,033
Common Stocks	594,523	—	—	594,523
Repurchase Agreements	—	598,000	—	598,000
Total	$594,523	$77,232,033	$—	$77,826,556

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2010
Assets
Investments, at value	$77,826,556
Cash and cash equivalents	285
Interest receivable	1,365,553
Receivable for fund shares subscribed	23,953

Total Assets	79,216,347

Liabilities
Payable for fund shares redeemed	72,607
Payable to adviser	40,405
Accrued trustees’ fees	1,294
Accrued expenses/other liabilities	24,226

Total Liabilities	138,532

Total Net Assets	$79,077,815

Net Assets Consist of:
Paid-in capital	$81,758,361
Distributions in excess of net investment income	(2)
Accumulated net realized loss from investments	(6,992,550)
Net unrealized appreciation on investments	4,312,006

Total Net Assets	$79,077,815

Investments, at Cost	$73,514,550

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	10,530,938
Net Asset Value Per Share	$7.51

Statement of Operations For the Year Ended December 31, 2010
Investment Income
Interest	$7,086,061

Total Investment Income	7,086,061

Expenses
Investment advisory fees	494,973
Custodian fees	49,711
Professional fees	26,717
Shareholder reports	14,487
Administrative service fees	11,262
Trustees’ fees	4,604
Other expenses	5,942

Total Expenses	607,696

Less: Custody credits	(13)

Total Expenses, Net	607,683

Net Investment Income	6,478,378

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	2,534,284
Net change in unrealized appreciation/depreciation on investments	1,477,084

Net Gain on Investments	4,011,368

Net Increase in Net Assets Resulting from Operations	$10,489,746

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS HIGH YIELD BOND VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09

Operations
Net investment income	$6,478,378	$5,629,384
Net realized gain/(loss) from investments	2,534,284	(1,289,133)
Net change in unrealized appreciation/depreciation on investments	1,477,084	16,907,252

Net Increase in Net Assets Resulting from Operations	10,489,746	21,247,503

Distributions to Shareholders
Net investment income	(6,507,704)	(5,541,677)

Total Distributions	(6,507,704)	(5,541,677)

Capital Share Transactions
Proceeds from sales of shares	15,929,776	22,065,646
Reinvestment of distributions	6,507,704	5,541,677
Cost of shares redeemed	(30,455,660)	(7,462,649)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(8,018,180)	20,144,674

Increase from Regulatory Settlements	—	13,130

Net Increase/(Decrease) in Net Assets	(4,036,138)	35,863,630

Net Assets
Beginning of year	83,113,953	47,250,323

End of year	$79,077,815	$83,113,953

Distributions in Excess of Net Investment Income Included in Net Assets	$(2)	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$106,495

Other Information:
Shares
Sold	2,091,583	3,452,975
Reinvested	874,692	775,060
Redeemed	(3,974,027)	(1,144,516)

Net Increase/(Decrease)	(1,007,752)	3,083,519

16	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

17

FINANCIAL INFORMATION — RS HIGH YIELD BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/10	$7.20	$0.67	$0.31	$0.98	$(0.67)	$—	$(0.67)
Year Ended 12/31/09	5.59	0.53	1.60	2.13	(0.52)	—	(0.52)
Year Ended 12/31/08	7.90	0.63	(2.31)	(1.68)	(0.63)	—	(0.63)
Year Ended 12/31/07	8.47	0.67	(0.57)	0.10	(0.67)	—	(0.67)
Year Ended 12/31/06	8.33	0.61	0.14	0.75	(0.61)	—	(0.61)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD BOND VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$7.51	13.72%	$79,078	0.74%	0.74%	7.85%	7.85%	99%
7.20	38.10%	83,114	0.75%	0.75%	8.39%	8.39%	59%
5.59	(20.83)%	47,250	0.76%	0.77%	8.50%	8.49%	69%
7.90	1.19%	62,424	0.76%	0.80%	7.49%	7.45%	97%
8.47	9.17%	64,358	0.76%	0.77%	6.94%	6.93%	88%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	19

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD BOND VIP SERIES

December 31, 2010

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS High Yield Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities and uses independent pricing services (each, a "Service"). Debt securities with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund's valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 ("ASC Topic 820"), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants

20

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD BOND VIP SERIES

would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The Fund has adopted the new guidance for the year ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the year ended

December 31, 2010. The Trust is currently evaluating the impact of the adoption of the other provisions of the new guidance on the Fund’s financial statements.

In determining a security’s placement within the hierarchy, the Trust separates the Fund's investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

21

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD BOND VIP SERIES

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.60%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.57% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009, was as follows:

Ordinary Income
2010	$6,507,704
2009	5,541,677

22

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD BOND VIP SERIES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(274,561)	$(77,171)	$351,732

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $2,443,275 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010 were as follows:

Expiring	Amount
2016	$4,762,996
2017	2,229,558

Total	$6,992,554

Capital loss carryovers of $442,741 expired in the year ended December 31, 2010.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2010, was $73,514,550. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2010, aggregated $4,863,060 and $(551,054), respectively, resulting in net unrealized appreciation of $4,312,006.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $78,786,851 and $84,749,029, respectively, for the year ended December 31, 2010.

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or could become, illiquid. See note (f) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Payment In-Kind Securities The Fund may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually

23

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD BOND VIP SERIES

have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust

Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2010, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of: RS High Yield Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS High Yield Bond VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2011

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Investment Trust and RS Variable Products Trust, including all the independent Trustees, met in person on August 11-12, 2010, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2010. Prior to the meeting of the Board on August 11-12, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals.

The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of one relatively small variable insurance Fund with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a number of the Funds that had been identified as having higher expenses because of limited assets, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. The Trustees agreed to continue to monitor the limited number of Funds with this concern and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Trustees had also noted the following observations made by the Chief Compliance Officer in his report regarding certain Funds that lagged their peers: (1) RS Money Market VIP Series and RS Money Market Fund experienced extremely low (but still positive) yields reflecting a very conservative investment posture, (2) RS High Yield Bond VIP Series, which has the same general portfolio as the slightly better performing (compared to its peer group) RS High Yield Bond Fund, focused on better quality segments of the high yield market compared to its peers, (3) RS Value VIP Series had lower performance than the retail version of the Fund, largely related to its very small size ($4 million of total assets as of May 2010), (4) RS Growth Fund, which has faced redemptions attributed in part to past underperformance, has been managed for the past few years by a new portfolio management team, and (5) RS Mid Cap Growth Fund, while continuing to suffer from underperformance over the longer term, has slightly improved performance in the most recent annual period. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2009, and for the three months ended March 31, 2010. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. The Trustees noted the relatively brief recovery period since the most recent market disruption, which added financial pressure for many asset managers such as RS Investments, and current volatile market conditions result in fluctuating and uncertain revenues that increase the risks to RS Investments of committing increased resources to the Funds. The Trustees said that they would continue to monitor the potential economies of scale for the Funds, and the circumstances under which breakpoints might be appropriate in the future for certain Funds.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments including, among other things, the firm’s performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the firm.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has continued to integrate the respective RS and Guardian organizations, with even greater integration than last year when substantial progress had been reported. RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments as well as concerns about the expenses of smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including liquidations, reorganizations and expense limitations, both in response to an internal review of various Funds or concerns expressed by the Trustees. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees, including the implementation of voluntary expense reductions in certain funds. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2009 to May 1, 2010. Many Funds were changed to reduce expenses or were merged away.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2010.

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	35	Envestnet, Inc. (1999-present)
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	35	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company (1979-2004).	35	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	35	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	35	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	35	None

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; Chairman and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”).	35	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to August 2006, CEO and CFO), RS Investments.	35	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

32

2010 Annual Report

All data as of December 31, 2010

RS Variable Products Trust

•	RS Money Market VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS MONEY MARKET VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com

RS Money Market VIP Series Commentary

Highlights

•	Economic activity increased in 2010, even as the unemployment rate remained at elevated levels and a sovereign debt crisis in Europe roiled financial markets.

•

While the federal funds rate remained anchored in the range of 0.00% to 0.25% through the entire year, total net assets managed by money market funds decreased in 2010 as investors sought higher returns in other areas of the financial markets.

•

RS Money Market VIP Series delivered positive returns but underperformed its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1]. Guardian Investor Services LLC (“Guardian”), the Fund’s sub-adviser, reimbursed the Fund’s expenses during 2010[2] to enable the Fund to maintain a minimum yield of 0.01%.

Market Overview

By the beginning of 2010, conditions in money markets had improved and the Federal Reserve (the “Fed”) continued to roll back some of the tools and liquidity programs it had implemented in the wake of the implosion of financial markets in the fall of 2008. However, volatility returned to some areas during the third quarter of 2010 as concerns rose over sovereign debt issues in Europe.

At its September 2010, Federal Open Market Committee (FOMC) meeting, the committee stated that inflation levels were below levels it considered consistent with its mandate of maximum employment and price stability. The Fed stated it would provide additional accommodation to support the economic recovery and to return inflation to levels more consistent with its mandate. In our view, the Fed was essentially announcing that it was ready to fight deflation by engaging in a new round of quantitative easing (which became known as “QE2”).

In the final quarter of 2010, sovereign debt concerns mounted for several of the euro area peripherals (for example, Greece, and Ireland) and the European Union/International Monetary Fund announced a €85 billion financial aid package for Ireland. As banks in the euro area periphery continued to rely heavily on the

European Central Bank, pressure grew for a more robust resolution mechanism within the eurozone. The result was the creation of the European Stability Mechanism. This program based on the European Financial Stability Facility, will be a permanent program capable of providing financial assistance packages to eurozone member states.

The Fed gave details of the net asset purchase program at the November FOMC meeting stating it would purchase up to $600 billion in longer-term U.S. Treasuries by the end of the second quarter of 2011, a pace of around $75 billion a per month.

In the minutes of the December FOMC meeting, the Fed stated that information it had received since the November meeting had increased its confidence in the economic recovery, but cautioned that progress towards its dual mandate of maximum employment and price stability was disappointingly low. As a result, the committee decided to continue to expand the Fed’s holdings of longer-term securities by maintaining its existing policy of reinvesting principal payments from its existing securities into longer-term Treasuries and by completing the purchase, announced in November, of $600 billion in longer-term U.S. Treasury securities.

Recognizing the apparent fragility of the economic recovery, the Fed kept the targeted federal funds rate unchanged in the 0.00% to 0.25% range through the end of the year, well below the 5.25% peak level of 2007.

Fund Performance Overview

RS Money Market VIP Series returned 0.02%2 for the twelve-month period ended December 31, 2010, compared to a 0.15% return for its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index. Due to the current low interest rate environment and the impact it has had on money market funds generally, Guardian reimbursed the Fund’s expenses during 20102 to enable the Fund to maintain a minimum yield of 0.01%.

Portfolio Review

Several factors combined to impact returns in money market funds in 2010. The federal funds target rate of 0.00% to 0.25% continues to challenge money market

3

RS MONEY MARKET VIP SERIES

funds, which are having to reinvest at historically low levels. In addition, many commercial paper issuers have reduced or halted issuance.

As of year end, the majority of the Fund’s assets were invested in first-tier commercial paper issued by either financial or industrial companies. In 2010, we maintained the Fund’s exposure to floating rate taxable municipal bonds, as well as to high grade taxable municipal paper. The Fund has also increased its exposure to U.S. Treasury bills.

Outlook

We remain relatively optimistic on prospects for a continued economic recovery in 2011. Although the housing market remains weak and the unemployment rate remains stubbornly high, the outlook for the consumer and labor markets should improve in 2011. Meanwhile, the Fed is expected to keep the federal funds rate very low for the near-term and continue with the $600 billion asset purchase program. Maturing funds across the entire money market space continue to be reinvested at interest rates that are among the lowest in history. Given our focus on preserving capital, we will continue to attempt to avoid exposure to credits that we feel could come under stress in the near-term economic environment. We remain selective, working hard to understand any credit we are considering, as we evaluate how it may perform over the next three to nine months. This examination of each credit is the foundation of our overall investment philosophy and remains critical to our investment process.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

4

RS MONEY MARKET VIP SERIES

Characteristics

Total Net Assets: $165,799,327

Portfolio Statistics		Sector Allocation
Average Maturity (days)	33
Current 7-Day Yield
With Fee Waiver[2]	0.01%
Without Fee Waiver	-0.67%
Effective 7-Day Yield
With Fee Waiver[2]	0.01%
Without Fee Waiver	-0.67%

Annualized historical yields for the 7-day period ended December 31, 2010. Effective yield assumes reinvested income. Yields will vary.

Top Ten Holdings[3]

Holding	Discount/ Coupon	Maturity Date	% of Total Net Assets
Connecticut St. Housing Fin. Auth.	0.390%	1/6/2011	3.95%
Massachusetts St. Wtr. Res. Auth.	0.310%	1/20/2011	3.02%
New York St. Urban Dev. Corp. Rev.	0.400%	1/6/2011	3.02%
General Electric Capital Corp.	0.070%	1/3/2011	3.02%
Northern Illinois Gas Co.	0.190%	1/3/2011	3.02%
National Rural Utilities Cooperative Finance Corp.	0.230%	1/6/2011	3.02%
Proctor & Gamble Co.	0.220%	1/10/2011	3.02%
Emerson Electric Co.	0.170%	1/13/2011	3.02%
John Deere Bank S.A.	0.220%	1/12/2011	3.02%
Pepsico, Inc.	0.160%	1/21/2011	3.02%
Total			31.13%

5

RS MONEY MARKET VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Money Market VIP Series	12/29/81	0.02%	0.70%	2.25%	2.03%	4.95%
Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1]		0.15%	0.87%	2.50%	2.42%	5.14%

Please refer to page 5 for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market VIP Series than the total return quotations.

Since inception performance for the index is measured from 11/30/1981, the month end prior to the Fund’s commencement of operations.

1	The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is generally considered to be representative of the average yield of three-month Treasury Bills. The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Pursuant to a written agreement in effect through April 30, 2011, expense limitations have been imposed by the Advisor. In addition to fees reimbursed with respect to the expense limitations by Guardian Investor Services LLC (GIS), the Fund’s subadvisor, GIS voluntarily reimbursed expenses to maintain a minimum yield threshold for RS Money Market VIP Series for the twelve-month period ended December 31, 2010. There is no guarantee that the reimbursement will be in effect for subsequent periods. See page 16 for further information.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Cash Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Gross fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period 7/1/10-12/31/10
Based on Actual Return	$1,000.00	$1,000.10	$1.15	0.23%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,024.05	$1.17	0.23%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS MONEY MARKET VIP SERIES

December 31, 2010	Principal Amount	Value
Commercial Paper – 67.2%
Agricultural – 6.1%
Archer Daniels Midland Co. 0.23% due 1/28/2011(1)	$5,000,000	$4,999,138
Cargill, Inc. 0.23% due 1/21/2011(1)	5,000,000	4,999,361

		9,998,499
Airport Development & Maintenance – 3.0%
Los Angeles Department of Airports 0.25% due 2/1/2011	5,000,000	4,998,924

		4,998,924
Conglomerates – 3.0%
General Electric Capital Corp. 0.07% due 1/3/2011	5,000,000	4,999,980

		4,999,980
Diversified Manufacturing – 1.8%
Danaher Corp. 0.20% due 1/10/2011(1)	3,000,000	2,999,850

		2,999,850
Education Revenue – 1.5%
Yale University 0.25% due 2/8/2011	2,500,000	2,499,340

		2,499,340
Electric – 6.0%
Electricite de France 0.26% due 2/25/2011(1)	5,000,000	4,998,014
Emerson Electric Co. 0.17% due 1/13/2011(1)	5,000,000	4,999,716

		9,997,730
Entertainment – 3.0%
The Walt Disney Co. 0.18% due 1/31/2011(1)	5,000,000	4,999,250

		4,999,250
Finance Companies – 1.8%
Private Export Funding Corp. 0.17% due 1/31/2011(1)	3,000,000	2,999,575

		2,999,575
Food And Beverage – 6.0%
Pepsico, Inc. 0.16% due 1/21/2011(1)	5,000,000	4,999,555
The Coca-Cola Co. 0.21% due 3/8/2011(1)	5,000,000	4,998,075

		9,997,630
Household Products - Wares – 3.0%
Proctor & Gamble Co. 0.22% due 1/10/2011(1)	5,000,000	4,999,725

		4,999,725
Internet – 3.0%
Google, Inc. 0.20% due 1/24/2011(1)	5,000,000	4,999,361

		4,999,361

December 31, 2010	Principal Amount	Value
Life Insurance – 2.3%
Massachusetts Mutual Life Insurance Co. 0.23% due 1/13/2011	$3,852,000	$3,851,705

		3,851,705
Machinery – 3.0%
John Deere Bank S.A. 0.22% due 1/12/2011(1)	5,000,000	4,999,664

		4,999,664
Oil & Gas Services – 6.1%
Northern Illinois Gas Co. 0.19% due 1/3/2011	5,000,000	4,999,947
Schlumberger Ltd. 0.21% due 2/3/2011(1)	5,000,000	4,999,038

		9,998,985
Pharmaceuticals – 9.1%
Abbot Laboratories 0.20% due 2/9/2011(1)	5,000,000	4,998,916
Johnson & Johnson 0.15% due 1/24/2011(1)	5,000,000	4,999,521
Medtronic, Inc. 0.20% due 3/8/2011(1)	5,000,000	4,998,167

		14,996,604
Tobacco – 3.0%
Philip Morris International, Inc. 0.22% due 1/18/2011(1)	5,000,000	4,999,481

		4,999,481
Transportation – 2.5%
NetJets, Inc. 0.20% due 1/4/2011(1)	4,100,000	4,099,932

		4,099,932
Utilities - Electric & Water – 3.0%
National Rural Utilities Cooperative Finance Corp. 0.23% due 1/6/2011	5,000,000	4,999,840

		4,999,840
Total Commercial Paper (Cost $111,436,075)		111,436,075

	Principal Amount	Value
Municipal Securities – 17.2%
Connecticut – 4.0%
Connecticut St. Housing Fin. Auth. Ser. B-4 0.39% due 1/6/2011(2)	6,550,000	6,550,000

		6,550,000

8	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET VIP SERIES

December 31, 2010	Principal Amount	Value
District Of Columbia – 0.6%
District of Columbia Univ. Rev. Ref-Georgetown Univ. Ser. C 0.28% due 1/6/2011(2)	$1,000,000	$1,000,000

		1,000,000
Iowa – 2.1%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.25% due 1/6/2011(2)	3,490,000	3,490,000

		3,490,000
Massachusetts – 3.0%
Massachusetts St. Wtr. Res. Auth. 0.31% due 1/20/2011	5,000,000	5,000,000

		5,000,000
New York – 7.5%
New York St. Pwr. Auth. 0.29% due 1/18/2011	5,000,000	4,999,315
New York St. Urban Dev. Corp. Rev.
St. Facs. Ser. A3A
0.40% due 1/6/2011(2)	2,500,000	2,500,000
St. Facs. Ser. A3C
0.40% due 1/6/2011(2)	5,000,000	5,000,000

		12,499,315
Total Municipal Securities (Cost $28,539,315)		28,539,315

December 31, 2010	Principal Amount	Value
U.S. Government Securities – 14.5%
U.S. Treasury Bills – 14.5%
United States Treasury Bill
0.12% due 3/31/2011	$5,000,000	$4,998,517
0.14% due 3/17/2011	5,000,000	4,998,542
0.18% due 2/10/2011	5,000,000	4,999,000
0.185% due 1/13/2011	4,000,000	3,999,753
0.245% due 9/22/2011	5,000,000	4,991,017

		23,986,829
Total U.S. Government Securities (Cost $23,986,829)		23,986,829

	Principal Amount	Value
Repurchase Agreements – 1.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $1,994,015, due 1/3/2011(3)	1,994,000	1,994,000
Total Repurchase Agreements (Cost $1,994,000)		1,994,000
Total Investments - 100.1% (Cost $165,956,219)		165,956,219
Other Liabilities, Net - (0.1)%		(156,892)
Total Net Assets - 100.0%		$165,799,327

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At December 31, 2010, the aggregate market value of these securities amounted to $85,086,339, representing 51.3% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at December 31, 2010.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	0.00%	6/20/2011	$2,037,960

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$111,436,075	$—	$111,436,075
Municipal Securities	—	28,539,315	—	28,539,315
U.S. Government Securities	—	23,986,829	—	23,986,829
Repurchase Agreements	—	1,994,000	—	1,994,000
Total	$—	$165,956,219	$—	$165,956,219

The Fund’s end of the month schedule of investments is available at www.guardianinvestor.com on the fifth business day following the end of each month. Also available on the website is a link to the Securities Exchange Commission’s website to view the Fund’s monthly Form N-MFP filings which are posted by the sixtieth day after the end of each month.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statement of Assets and Liabilities As of December 31, 2010
Assets
Investments, at value	$165,956,219
Cash and cash equivalents	490
Receivable for fund shares subscribed	46,760
Due from subadviser	41,461
Interest receivable	6,613

Total Assets	166,051,543

Liabilities
Payable for fund shares redeemed	163,564
Payable to adviser	64,144
Accrued trustees’ fees	2,868
Accrued expenses/other liabilities	21,640

Total Liabilities	252,216

Total Net Assets	$165,799,327

Net Assets Consist of:
Paid-in capital	$165,805,210
Accumulated undistributed net investment income	29,474
Accumulated net realized loss from investments	(35,357)

Total Net Assets	$165,799,327

Investments, at Cost	$165,956,219

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	165,806,794
Net Asset Value Per Share	$1.00

Statement of Operations For the Year Ended December 31, 2010
Investment Income
Interest	$415,527

Total Investment Income	415,527

Expenses
Investment advisory fees	839,906
Professional fees	37,496
Custodian fees	31,756
Administrative service fees	25,118
Shareholder reports	13,979
Trustees’ fees	10,235
Other expenses	15,844

Total Expenses	974,334

Less: Expense reimbursement by subadviser	(601,305)
Custody credits	(1)

Total Expenses, Net	373,028

Net Investment Income	42,499

Realized Gain/(Loss) on Investments
Net realized loss from investments	(500)

Net Loss on Investments	(500)

Net Increase in Net Assets Resulting from Operations	$41,999

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09

Operations
Net investment income	$42,499	$154,996
Net realized loss from investments	(500)	—

Net Increase in Net Assets Resulting from Operations	41,999	154,996

Distributions to Shareholders
Net investment income	(41,976)	(154,780)

Total Distributions	(41,976)	(154,780)

Capital Share Transactions
Proceeds from sales of shares	51,857,209	78,474,993
Reinvestment of distributions	41,979	154,780
Cost of shares redeemed	(100,575,018)	(153,327,833)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(48,675,830)	(74,698,060)

Net Decrease in Net Assets	(48,675,807)	(74,697,844)

Net Assets
Beginning of year	214,475,134	289,172,978

End of year	$165,799,327	$214,475,134

Accumulated Undistributed Net Investment Income Included in Net Assets	$29,474	$27,954

Other Information:
Shares
Sold	51,857,209	78,474,993
Reinvested	41,979	154,780
Redeemed	(100,575,018)	(153,327,833)

Net Decrease	(48,675,830)	(74,698,060)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)		Total Operations		Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/10	$1.00	$—	[4]	$—	[4]	$—	[4]	$— [4]	$—	$— [4]
Year Ended 12/31/09	1.00	—	[4]	—		—	[4]	— [4]	—	— [4]
Year Ended 12/31/08[3]	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended 12/31/07[3]	1.00	0.05		—		0.05		(0.05)	—	(0.05)
Year Ended 12/31/06[3]	1.00	0.04		—		0.04		(0.04)	—	(0.04)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets
$1.00	0.02%		$165,799	0.20%	[6]	0.52%	0.02%	[6]	(0.30)%
1.00	0.06%		214,475	0.38%	[6]	0.54%	0.06%	[6]	(0.10)%
1.00	2.03%	[5]	289,173	0.51%		0.52%	2.00%		1.99%
1.00	4.71%		243,759	0.58%		0.58%	4.61%		4.61%
1.00	4.52%		220,270	0.59%		0.59%	4.45%		4.45%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[3]	On December 23, 2008, Class I Shares split on a 10-for-1 basis. The net assets values and other per share information have been restated to reflect the stock split.

[4]	Rounds to $0.00 per share.

[5]	Without the effect of the voluntary contribution by the distributor, total return would have been 1.98%.

[6]	Includes additional waivers to maintain a minimum yield threshold (See Note 2a).

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

December 31, 2010

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Money Market VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Repurchase agreements are carried at cost, which approximates market value. The Fund values its investments based on amortized cost in accordance with Rule 2a-7 of the 1940 Act.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are

14

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The Fund has adopted the new guidance for the year ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2010. The Trust is currently evaluating the impact of the adoption of the other provisions of the new guidance on the Fund’s financial statements.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of

15

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders Distributions of net investment income, which includes any net realized capital gains or losses, are typically declared and accrued daily and paid monthly. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2011, an expense limitation has been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 0.54% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

In addition to expenses waived by GIS with respect to the expense limitation, GIS voluntarily reimbursed expenses to maintain a minimum yield threshold for the Fund during the year ended December 31, 2010. There is no guarantee that the reimbursement will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2010 and December 31, 2009, was as follows:

Ordinary Income
2010	$41,976
2009	154,780

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(997)	$997	$—

16

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

The tax basis of distributable earnings as of December 31, 2010 was as follows:

Undistributed Ordinary Income
$29,474

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010 were as follows:

Expiring	Amount
2011	$7,909
2012	3,238
2015	3,788
2016	18,099
2017	1,823
2018	500

Total	$35,357

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2010, was $165,956,219 and net unrealized appreciation/(depreciation) was $0.

Note 4. Investments

a. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no events have occurred that require disclosure.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Money Market VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Money Market VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2011

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Investment Trust and RS Variable Products Trust, including all the independent Trustees, met in person on August 11-12, 2010, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2010. Prior to the meeting of the Board on August 11-12, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals.

The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of one relatively small variable insurance Fund with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a number of the Funds that had been identified as having higher expenses because of limited assets, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. The Trustees agreed to continue to monitor the limited number of Funds with this concern and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Trustees had also noted the following observations made by the Chief Compliance Officer in his report regarding certain Funds that lagged their peers: (1) RS Money Market VIP Series and RS Money Market Fund experienced extremely low (but still positive) yields reflecting a very conservative investment posture, (2) RS High Yield Bond VIP Series, which has the same general portfolio as the slightly better performing (compared to its peer group) RS High Yield Bond Fund, focused on better quality segments of the high yield market compared to its peers, (3) RS Value VIP Series had lower performance than the retail version of the Fund, largely related to its very small size ($4 million of total assets as of May 2010), (4) RS Growth Fund, which has faced redemptions attributed in part to past underperformance, has been managed for the past few years by a new portfolio management team, and (5) RS Mid Cap Growth Fund, while continuing to suffer from underperformance over the longer term, has slightly improved performance in the most recent annual period. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2009, and for the three months ended March 31, 2010. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. The Trustees noted the relatively brief recovery period since the most recent market disruption, which added financial pressure for many asset managers such as RS Investments, and current volatile market conditions result in fluctuating and uncertain revenues that increase the risks to RS Investments of committing increased resources to the Funds. The Trustees said that they would continue to monitor the potential economies of scale for the Funds, and the circumstances under which breakpoints might be appropriate in the future for certain Funds.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by

RS Investments including, among other things, the firm’s performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the firm.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has continued to integrate the respective RS and Guardian organizations, with even greater integration than last year when substantial progress had been reported. RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments as well as concerns about the expenses of smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including liquidations, reorganizations and expense limitations, both in response to an internal review of various Funds or concerns expressed by the Trustees. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees, including the implementation of voluntary expense reductions in certain funds. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2009 to May 1, 2010. Many Funds were changed to reduce expenses or were merged away.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements,

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2010.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	35	Envestnet, Inc. (1999-present)
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	35	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company (1979-2004).	35	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	35	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	35	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	35	None

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; Chairman and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”).	35	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to August 2006, CEO and CFO), RS Investments.	35	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

25

2010 Annual Report

All data as of December 31, 2010

RS Variable Products Trust

•	RS Global Natural Resources VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS GLOBAL NATURAL RESOURCES VIP SERIES

The Statement of Additional Information provides further information about the investment teams, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Global Natural Resources VIP Series Commentary

Highlights

•	Natural resources-related shares delivered positive but volatile performance in 2010 as investors tried to assess the outlook for global economic growth and raw materials demand.

•	RS Global Natural Resources VIP Series delivered solid positive performance in 2010, outperforming the benchmark S&P North American Natural Resources Sector IndexTM 3, as well as the S&P 500® Index[4].

•

The team seeks to invest in companies they believe possess advantaged assets that are attractively-valued. The team views advantaged assets as capital-efficient assets that have the potential to create value irrespective of commodity prices.

Market Overview

The stock market delivered its consecutive second year of positive returns in 2010, despite economic concerns that kept equity prices volatile throughout the period. As investors tried to assess the strength of the global economic recovery, the environment for natural resources was mixed. In a volatile market, gold prices continued to increase due to concerns regarding longer-term inflation. While demand for commodities was mixed during the year, the supply side of the equation remained constructive, with marginal costs continuing to rise for most commodities. At the other end of the spectrum, North American natural gas prices fell below sustainable long-term price levels due to concerns over a short-term supply glut and expectations of a rapidly flattening supply cost curve. As a result, shares of many energy companies with heavy natural gas exposure languished.

Fund Performance Overview

RS Global Natural Resources VIP Series returned 26.81% for the twelve-month period ended December 31, 2010, outperforming a 23.88% return by the benchmark S&P 500 North American Natural Resources Sector Index™, as well as a 15.06% return by the S&P 500® Index. Stock selection drove the Fund’s relative outperformance, notably in the materials and processing sector. Select stocks in the energy sector, specifically natural gas, detracted from relative results, however.

Top positive contributors to Fund performance for the year included investments in what we view as advantaged copper and potash companies benefiting from positive demand fundamentals. These included Chilean copper producer Antofagasta PLC and Canada’s Potash Corp. Gold mining investment New Gold Inc. also traded higher, aided by supportive investment-related demand and concerns regarding longer-term inflation risks. Relative performance, especially late in the year, was also aided by the Fund’s underweight exposure to integrated oil companies, which struggled to generate attractive rates of return due to their size and the significant amount of capital they deploy into structurally unattractive businesses.

On a negative note, relative performance was hurt by our investments in North American natural gas companies, specifically Southwestern Energy Co., Range Resources Corp. and EQT Corp. Despite the recent disappointing performance of these shares, we believe that the natural gas-related companies that we continue to own will earn solid economic returns, even at current depressed gas prices due to their low-cost structure, and that gas prices will eventually move back toward the marginal cost of supply as higher cost producers are forced to reduce production. As longer-term value investors, we continue to look for opportunities to purchase the few advantaged producers of commodities that are temporarily out of favor, such as natural gas.

Our investment team members continue to visit various natural resource projects around the world, as we seek to gain perspective on how future initiatives will impact supply cost curves for various commodities, even as we try to identify owners of the most cost-advantaged assets. In the third quarter, we traveled to Australia to visit iron ore projects in the Pilbara region, as well as to meet with the executives and mine operators of a number of iron ore, nickel, and uranium companies. We also visited a number of copper/gold projects in Chile and British Columbia to gain a better understanding of copper/gold porphyry economics. Our field-level work continues to affirm our view that marginal supply costs for many commodities will continue to rise. We believe that by owning low cost, advantaged assets in such an environment, we will be able to offer our investors long-term value creation that is independent of commodity price changes.

3

RS GLOBAL NATURAL RESOURCES VIP SERIES

Outlook

The longer-term outlook for natural resources remains positive, in our view. Supply costs for many commodities continue to rise for geological reasons, excess capacity remains relatively low, the longer-term demand trends from emerging market countries remain favorable, and the risk of inflation in basic commodities continues to rise. We will attempt to use short-term dislocations between price and underlying economic value to establish positions in what we believe to be the most advantaged assets at reasonable prices, and will conversely attempt to use periods of strength to reduce exposure to businesses when valuations look stretched. Our objective is to expose our shareholders to the most advantaged natural resource companies across the commodities spectrum when valuations are attractive. By doing so, we seek to provide our investors with the benefits associated with an investment in the natural resource space, while also mitigating the associated risks.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010.

4

RS GLOBAL NATURAL RESOURCES VIP SERIES

Characteristics

Total Net Assets: $17,163,511

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	% Assets
Southwestern Energy Co.	4.40%
Martin Marietta Materials, Inc.	3.99%
Talisman Energy, Inc.	3.80%
Denbury Resources, Inc.	3.79%
Calpine Corp.	3.75%
Concho Resources, Inc.	3.59%
Compass Minerals International, Inc.	3.52%
Occidental Petroleum Corp.	3.48%
New Gold, Inc.	3.45%
Oil Search Ltd.	3.19%
Total	36.96%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The S&P North American Natural Resources Sector IndexTM is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS GLOBAL NATURAL RESOURCES VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	1 Year	3 Year	Since Inception
RS Global Natural Resources VIP Series	7/31/07	26.81%	1.98%	3.91%
S&P North American Natural Resources Sector IndexTM 3		23.88%	-0.71%	2.85%
S&P 500® Index[4]		15.06%	-2.86%	-2.00%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/31/07 in RS Global Natural Resources VIP Series, the S&P North American Natural Resources Sector Index, and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high doubledigit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period 7/1/10-12/31/10
Based on Actual Return	$1,000.00	$1,322.50	$7.61	1.30%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

December 31, 2010	Foreign Currency	Shares	Value
Common Stocks – 87.1%
Building Materials – 4.0%
Martin Marietta Materials, Inc.		7,422	$684,605

			684,605
Chemicals: Diversified – 3.5%
Eastman Chemical Co.		3,683	309,667
FMC Corp.		3,717	296,951

			606,618
Chemicals: Specialty – 4.7%
Israel Chemicals Ltd.	ILS	17,085	293,000
Praxair, Inc.		5,388	514,392

			807,392
Coal – 2.6%
Peabody Energy Corp.		6,940	444,021

			444,021
Copper – 4.6%
Antofagasta PLC	GBP	19,561	491,620
Taseko Mines Ltd.(1)		57,518	301,970

			793,590
Fertilizers – 1.5%
Potash Corp. of Saskatchewan, Inc.		1,620	250,825

			250,825

Insurance: Multi-Line – 1.3%
PICO Holdings, Inc.(1)		7,226	229,787

			229,787
Metals & Minerals: Diversified – 10.1%
BHP Billiton Ltd., ADR		5,350	497,122
Compass Minerals International, Inc.		6,771	604,447
Consolidated Thompson Iron Mines Ltd.(1)	CAD	28,740	407,268
Vale S.A., ADR		6,430	222,285

			1,731,122
Oil Well Equipment & Services – 4.6%
Key Energy Services, Inc.(1)		21,117	274,099
Schlumberger Ltd.		6,190	516,865

			790,964
Oil: Crude Producers – 35.4%
ARC Energy Trust (Units)	CAD	16,020	409,402
Canadian Natural Resources Ltd.		8,340	370,463
Concho Resources, Inc.(1)		7,027	616,057
Denbury Resources, Inc.(1)		34,033	649,690
Occidental Petroleum Corp.		6,080	596,448
Oil Search Ltd.	AUD	75,929	546,728

December 31, 2010	Foreign Currency	Shares	Value
Oil: Crude Producers (continued)
QEP Resources, Inc.		9,200	$334,052
Range Resources Corp.		11,071	497,973
Salamander Energy PLC(1)	GBP	85,928	361,050
Southwestern Energy Co.(1)		20,178	755,262
Talisman Energy, Inc.	CAD	29,316	652,187
Tullow Oil PLC	GBP	14,779	290,559

			6,079,871
Precious Metals & Minerals – 11.0%
Agnico-Eagle Mines Ltd.		5,130	393,471
Barrick Gold Corp.		7,000	372,260
Goldcorp, Inc.	CAD	11,310	521,877
New Gold, Inc.(1)		60,672	592,159

			1,879,767
Utilities: Miscellaneous – 3.8%
Calpine Corp.(1)		48,197	642,948

			642,948
Total Common Stocks (Cost $10,434,311)			14,941,510

	Principal Amount	Value
Repurchase Agreements – 12.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $2,220,017, due 1/3/2011(2)	$2,220,000	2,220,000
Total Repurchase Agreements (Cost $2,220,000)		2,220,000
Total Investments - 100.0% (Cost $12,654,311)		17,161,510
Other Assets, Net - 0.0%		2,001
Total Net Assets - 100.0%		$17,163,511

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.50%	8/15/2039	$2,266,044

Legend:

Foreign-Denominated Security

AUD — Australian Dollar

CAD — Canadian Dollar

GBP — Great British Pound

ILS — Israeli Shekel

ADR — American Depositary Receipt.

8	The accompanying notes are an integral part of these financial statements.

RS GLOBAL NATURAL RESOURCES VIP SERIES

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$14,648,510	$293,000	*	$—	$14,941,510
Repurchase Agreements	—	2,220,000		—	2,220,000
Total	$14,648,510	$2,513,000		$—	$17,161,510

*	Consists of a certain foreign security whose value was determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. This security was classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

Statement of Assets and Liabilities As of December 31, 2010
Assets
Investments, at value	$14,941,510
Repurchase agreements	2,220,000

Total Investments	17,161,510
Cash and cash equivalents	219
Foreign currency, at value	3,127
Receivable for fund shares subscribed	19,968
Dividends/interest receivable	10,014

Total Assets	17,194,838

Liabilities
Payable to adviser	12,733
Payable to distributor	1,041
Payable for fund shares redeemed	515
Accrued trustees’ fees	215
Accrued expenses/other liabilities	16,823

Total Liabilities	31,327

Total Net Assets	$17,163,511

Net Assets Consist of:
Paid-in capital	$17,565,846
Accumulated net investment loss	(18,365)
Accumulated net realized loss from investments and foreign currency transactions	(4,891,218)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	4,507,248

Total Net Assets	$17,163,511

Investments, at Cost	$12,654,311

Foreign Currency, at Cost	$3,107

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	1,505,372
Net Asset Value Per Share	$11.40

Statement of Operations For the Year Ended December 31, 2010
Investment Income
Dividends	$156,761
Interest	514
Withholding taxes on foreign dividends	(8,937)

Total Investment Income	148,338

Expenses
Investment advisory fees	143,125
Distribution fees	35,781
Custodian fees	23,439
Professional fees	17,685
Shareholder reports	10,180
Administrative service fees	1,952
Trustees’ fees	775
Other expenses	996

Total Expenses	233,933

Less: Expense/Fee waiver by adviser	(47,867)
Custody credits	(1)

Total Expenses, Net	186,065

Net Investment Loss	(37,727)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	658,573
Net realized loss from foreign currency transactions	(1,438)
Net change in unrealized appreciation/depreciation on investments	2,877,692
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	847

Net Gain on Investments and Foreign Currency Transactions	3,535,674

Net Increase in Net Assets Resulting from Operations	$3,497,947

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09

Operations
Net investment income/(loss)	$(37,727)	$3,863
Net realized gain/(loss) from investments and foreign currency transactions	657,135	(3,033,255)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	2,878,539	7,412,348

Net Increase in Net Assets Resulting from Operations	3,497,947	4,382,956

Capital Share Transactions
Proceeds from sales of shares	6,633,793	6,850,954
Cost of shares redeemed	(6,506,015)	(6,364,712)

Net Increase in Net Assets Resulting from Capital Share Transactions	127,778	486,242

Net Increase in Net Assets	3,625,725	4,869,198

Net Assets
Beginning of year	13,537,786	8,668,588

End of year	$17,163,511	$13,537,786

Accumulated Net Investment Loss Included in Net Assets	$(18,365)	$(20,189)

Other Information:
Shares
Sold	680,682	923,424
Redeemed	(681,487)	(868,253)

Net Increase/(Decrease)	(805)	55,171

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or if shorter, the period since the Fund’s inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/10	$8.99	$(0.03)	$2.44	$2.41	$—	$—	$—
Year Ended 12/31/09	5.97	0.01	3.01	3.02	—	—	—
Year Ended 12/31/08	10.75	0.01	(4.79)	(4.78)	—	—	—
Period From 7/31/07[3] to 12/31/07[4]	10.00	(0.08)	0.83	0.75	—	—	—

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
$11.40	26.81%	$17,164	1.30%	1.63%	(0.26)%	(0.59)%	55%
8.99	50.59%	13,538	1.30%	1.68%	0.03%	(0.35)%	58%
5.97	(44.47)%	8,669	1.76%	2.14%	(0.26)%	(0.64)%	57%
10.75	7.50%	3,138	3.78%	3.78%	(1.51)%	(1.51)%	7%

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[3]	Commencement of operations.

[4]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

December 31, 2010

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Global Natural Resources VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The Fund has adopted the new guidance for the year ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2010. The Trust is currently evaluating the impact of the adoption of the other provisions of the new guidance on the Fund’s financial statements.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

15

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

As of December 31, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%.

Pursuant to a written agreement in effect through April 30, 2011, an expense limitation has been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 1.30% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c. Distribution Fees The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

16

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid during the years ended December 31, 2010 and December 31, 2009.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(44,857)	$39,551	$5,306

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $261,659 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010 were as follows:

Expiring	Amount
2016	$1,249,980
2017	3,092,554

Total	$4,342,534

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2010, was $13,202,995. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2010, aggregated $3,970,425 and $(11,910), respectively, resulting in net unrealized appreciation of $3,958,515.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $7,110,263 and $8,186,409, respectively, for the year ended December 31, 2010.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might

17

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2010, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Global Natural Resources VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Global Natural Resources VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2011

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Investment Trust and RS Variable Products Trust, including all the independent Trustees, met in person on August 11-12, 2010, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2010. Prior to the meeting of the Board on August 11-12, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals.

The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of one relatively small variable insurance Fund with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a number of the Funds that had been identified as having higher expenses because of limited assets, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. The Trustees agreed to continue to monitor the limited number of Funds with this concern and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Trustees had also noted the following observations made by the Chief Compliance Officer in his report regarding certain Funds that lagged their peers: (1) RS Money Market VIP Series and RS Money Market Fund experienced extremely low (but still positive) yields reflecting a very conservative investment posture, (2) RS High Yield Bond VIP Series, which has the same general portfolio as the slightly better performing (compared to its peer group) RS High Yield Bond Fund, focused on better quality segments of the high yield market compared to its peers, (3) RS Value VIP Series had lower performance than the retail version of the Fund, largely related to its very small size ($4 million of total assets as of May 2010), (4) RS Growth Fund, which has faced redemptions attributed in part to past underperformance, has been managed for the past few years by a new portfolio management team, and (5) RS Mid Cap Growth Fund, while continuing to suffer from underperformance over the longer term, has slightly improved performance in the most recent annual period. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2009, and for the three months ended March 31, 2010. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. The Trustees noted the relatively brief recovery period since the most recent market disruption, which added financial pressure for many asset managers such as RS Investments, and current volatile market conditions result in fluctuating and uncertain revenues that increase the risks to RS Investments of committing increased resources to the Funds. The Trustees said that they would continue to monitor the potential economies of scale for the Funds, and the circumstances under which breakpoints might be appropriate in the future for certain Funds.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments, including, among other things, the firm’s performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the firm.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has continued to integrate the respective RS and Guardian organizations, with even greater integration than last year when substantial progress had been reported. RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments as well as concerns about the expenses of smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including liquidations, reorganizations and expense limitations, both in response to an internal review of various Funds or concerns expressed by the Trustees. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees, including the implementation of voluntary expense reductions in certain funds. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2009 to May 1, 2010. Many Funds were changed to reduce expenses or were merged away.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2010.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	35	Envestnet, Inc. (1999-present)
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	35	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company (1979-2004).	35	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	35	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	35	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	35	None

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; Chairman and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”).	35	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to August 2006, CEO and CFO), RS Investments.	35	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

25

2010 Annual Report

All data as of December 31, 2010

RS Variable Products Trust

•	RS Value VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS VALUE VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Value VIP Series Commentary

Highlights

•	Equity markets delivered their second consecutive year of positive gains despite continued economic uncertainty.

•

RS Value VIP Series delivered solid positive absolute performance, while also outperforming the benchmark Russell MidCap® Value Index[3], as we continued to focus on disciplined stock selection and risk mitigation.

•

The Fund’s relative performance was supported by stock selection in the consumer discretionary, technology, and producer durables sectors. Stock selection in the energy and financial services sectors weighed on relative returns.

Market Overview

The broad U.S. stock market, as measured by the S&P 500® Index4, delivered its second consecutive year of positive returns in 2010, despite economic concerns that kept equity prices somewhat volatile throughout the period. While the S&P 500® Index started out the year on a negative note in January 2010, it rebounded by the end of the first quarter, buoyed by healthy corporate earnings. Shares proceeded to decline sharply in the second quarter as persistently high unemployment and disappointing trends in the housing market aggravated fears of a double-dip recession. However, the market staged a particularly strong rally in September of 2010 and ended the year with strong fourth quarter performance, supported by news of additional government stimulus measures and encouraging consumer spending trends. The year-end rally pushed the S&P 500® Index to its highest level since September 2008. Mid cap stocks, as measured by the Russell Midcap® Index, appreciated over 25% during the year.

Fund Performance Overview

RS Value VIP Series returned 25.93% for the twelve-month period ended December 31, 2010, outperforming its benchmark, the Russell Midcap® Value Index, which returned 24.75%. In managing the Fund, we remained committed to our goal of maintaining investor capital, focusing on investments that we believe have asymmetric return-to-risk profiles.

Top positive contributors to Fund performance included truck and auto component manufacturers Cummins and BorgWarner, which have taken market share from their competitors due, we believe, to their superior products. Despite the solid performance of these investments, we remain cautious regarding most discretionary consumer-related businesses, given high unemployment and volatile home valuations. To the extent that we make consumer-oriented investments, we seek to emphasize businesses that serve less discretionary needs or have stronger recurring cash flow characteristics.

Relative results were also supported by our investment in Agilent Technologies, a maker of high-end test and measurement equipment. We are drawn to technology-related companies like Agilent that offer maintenance-type revenue streams and solid recurring cash flows. We have welcomed Agilent’s efforts to maximize returns on capital by scaling back exposure to competitively disadvantaged segments, while deploying more capital to its higher margin, longer product cycle bio-analytical business.

On a negative note, relative performance was hindered by a number of the Fund’s financial services investments, including regional bank holding companies First Horizon National and Marshall & Ilsley, which struggled in an environment of changing bank regulation and uncertain credit quality. Within banking, we continue to focus on risk management, seeking out selected companies that possess solid deposit franchises, established customer relationships, and sound capital ratios that potentially protect against credit losses.

In the energy sector, shares of exploration company Southwestern Energy traded down in connection with lower natural gas prices. Our investment in Southwestern is premised on the company’s low-cost asset base and potential to reinvest capital in high-return projects. Given its past performance and our analysis of Southwestern’s returns on invested capital, we believe that the company will generate strong rates of return over the long-term, regardless of the underlying commodity price environment.

3

RS VALUE VIP SERIES

Outlook

While we are neither macro economists nor top-down investors, we believe that we are in a period of protracted volatility as the markets continue to grapple with ongoing deleveraging, deflation/inflation risks, government budget deficits, and the potential for higher taxes. In this often challenging environment, we believe that company fundamental will be particularly relevant. We continue to focus on stock selection and risk management as we invest in companies we believe have improving returns on invested capital.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2010.

4

RS VALUE VIP SERIES

Characteristics

Total Net Assets: $3,869,899

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	% of Total Net Assets

Atmel Corp.	5.62%
Agilent Technologies, Inc.	5.34%
Ameriprise Financial, Inc.	4.76%
Praxair, Inc.	3.87%
Aflac, Inc.	3.81%
KeyCorp.	3.63%
Martin Marietta Materials, Inc.	3.57%
First Horizon National Corp.	3.51%
Talisman Energy, Inc.	3.38%
BorgWarner, Inc.	3.33%
Total	40.82%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS VALUE VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	1 Year	3 Year	Since Inception
RS Value VIP Series	7/31/07	25.93%	0.01%	-1.51%
Russell Midcap® Value Index[3]		24.75%	1.01%	-0.30%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/31/07 in RS Value VIP Series and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high doubledigit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period 7/1/10-12/31/10
Based on Actual Return	$1,000.00	$1,257.60	$5.69	1.00%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS VALUE VIP SERIES

December 31, 2010	Foreign Currency	Shares	Value
Common Stocks – 89.4%
Aerospace – 1.7%
Rockwell Collins, Inc.		1,146	$66,766

			66,766
Auto Parts – 3.3%
BorgWarner, Inc.(1)		1,783	129,018

			129,018
Banks: Diversified – 10.0%
Associated Banc-Corp.		7,411	112,277
First Horizon National Corp.(1)		11,542	135,961
KeyCorp.		15,852	140,290

			388,528
Beverage: Brewers & Distillers – 1.4%
Molson Coors Brewing Co., Class B		1,054	52,900

			52,900
Building Materials – 3.6%
Martin Marietta Materials, Inc.		1,497	138,083

			138,083
Chemicals: Diversified – 4.5%
Eastman Chemical Co.		1,002	84,248
FMC Corp.		1,107	88,438

			172,686
Chemicals: Specialty – 3.9%
Praxair, Inc.		1,567	149,601

			149,601
Coal – 2.7%
Peabody Energy Corp.		1,650	105,567

			105,567
Computer Services, Software & Systems – 5.0%
Symantec Corp.(1)		6,860	114,836
Synopsys, Inc.(1)		2,895	77,905

			192,741
Consumer Services: Miscellaneous – 3.3%
eBay, Inc.(1)		4,614	128,408

			128,408
Diversified Financial Services – 4.8%
Ameriprise Financial, Inc.		3,199	184,102

			184,102
Electronic Entertainment – 3.0%
Activision Blizzard, Inc.		9,453	117,595

			117,595
Insurance: Life – 3.8%
Aflac, Inc.		2,616	147,621

			147,621
Insurance: Multi-Line – 2.8%
Genworth Financial, Inc., Class A(1)		8,268	108,642

			108,642
Medical Equipment – 1.8%
CareFusion Corp.(1)		2,660	68,362

			68,362
Oil: Crude Producers – 7.4%
ARC Energy Trust (Units)	CAD	1,540	39,356

			39,356

December 31, 2010	Foreign Currency	Shares	Value
Oil: Crude Producers (continued)
Southwestern Energy Co.(1)		3,060	$114,536
Talisman Energy, Inc.	CAD	5,880	130,811

			284,703
Pharmaceuticals – 1.0%
Warner Chilcott PLC		1,740	39,254

			39,254
Scientific Instruments: Gauges & Meters – 5.3%
Agilent Technologies, Inc.(1)		4,985	206,529

			206,529
Securities Brokerage & Services – 3.1%
E*TRADE Financial Corp.(1)		7,443	119,088

			119,088
Semiconductors & Components – 5.6%
Atmel Corp.(1)		17,649	217,436

			217,436
Specialty Retail – 3.4%
Advance Auto Parts, Inc.		791	52,325
GameStop Corp., Class A(1)		3,490	79,851

			132,176
Toys – 5.2%
Hasbro, Inc.		2,622	123,706
Mattel, Inc.		3,128	79,545

			203,251
Utilities: Miscellaneous – 2.8%
Calpine Corp.(1)		7,990	106,587

			106,587

Total Common Stocks (Cost $2,560,775)			3,459,644

		Principal Amount	Value
Repurchase Agreements – 10.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.09%, dated 12/31/2010, maturity value of $422,003, due 1/3/2011(2)		$422,000	422,000
Total Repurchase Agreements (Cost $422,000)			422,000
Total Investments - 100.3% (Cost $2,982,775)			3,881,644
Other Liabilities, Net - (0.3)%			(11,745)
Total Net Assets - 100.0%			$3,869,899

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.50%	4/30/2015	$430,563

Legend:

Foreign-Denominated Security

CAD — Canadian Dollar

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS VALUE VIP SERIES

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$3,459,644	$—	$—	$3,459,644
Repurchase Agreements	—	422,000	—	422,000
Total	$3,459,644	$422,000	$—	$3,881,644

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS VALUE VIP SERIES

Statement of Assets and Liabilities As of December 31, 2010
Assets
Investments, at value	$3,459,644
Repurchase agreements	422,000

Total Investments	3,881,644
Cash and cash equivalents	16
Foreign currency, at value	773
Due from adviser	4,542
Dividends/interest receivable	784

Total Assets	3,887,759

Liabilities
Payable to distributor	239
Accrued trustees’ fees	64
Payable for fund shares redeemed	4
Accrued expenses/other liabilities	17,553

Total Liabilities	17,860

Total Net Assets	$3,869,899

Net Assets Consist of:
Paid-in capital	$3,369,647
Accumulated net investment loss	(18,540)
Accumulated net realized loss from investments and foreign currency transactions	(380,082)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	898,874

Total Net Assets	$3,869,899

Investments, at Cost	$2,982,775

Foreign Currency, at Cost	$769

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	408,819
Net Asset Value Per Share	$9.47

Statement of Operations For the Year Ended December 31, 2010
Investment Income
Dividends	$29,632
Interest	189
Withholding taxes on foreign dividends	(476)

Total Investment Income	29,345

Expenses
Investment advisory fees	31,444
Custodian fees	21,266
Professional fees	16,432
Shareholder reports	12,699
Distribution fees	9,248
Administrative service fees	539
Trustees’ fees	203
Other expenses	244

Total Expenses	92,075

Less: Fee waiver/reimbursement by adviser	(55,081)
Custody credits	(1)

Total Expenses, Net	36,993

Net Investment Loss	(7,648)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	122,096
Net realized gain from foreign currency transactions	8
Net change in unrealized appreciation/depreciation on investments	663,477
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	2

Net Gain on Investments and Foreign Currency Transactions	785,583

Net Increase in Net Assets Resulting from Operations	$777,935

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS VALUE VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09

Operations
Net investment income/(loss)	$(7,648)	$6,603
Net realized gain/(loss) from investments and foreign currency transactions	122,104	(349,594)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	663,479	847,247

Net Increase in Net Assets Resulting from Operations	777,935	504,256

Distributions to Shareholders
Net investment income	—	(5,074)

Total Distributions	—	(5,074)

Capital Share Transactions
Proceeds from sales of shares	3,160,885	968,528
Reinvestment of distributions	—	5,074
Cost of shares redeemed	(2,237,247)	(447,515)

Net Increase in Net Assets Resulting from Capital Share Transactions	923,638	526,087

Net Increase in Net Assets	1,701,573	1,025,269

Net Assets
Beginning of year	2,168,326	1,143,057

End of year	$3,869,899	$2,168,326

Accumulated Net Investment Loss Included in Net Assets	$(18,540)	$—

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(20,168)

Other Information:
Shares
Sold	382,590	156,777
Reinvested	—	693
Redeemed	(262,131)	(71,360)

Net Increase	120,459	86,110

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS VALUE VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period since the Fund’s inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/10	$7.52	$— [3]	$1.95	$1.95	$—	$—	$—
Year Ended 12/31/09	5.65	0.06	1.83	1.89	(0.02)	—	(0.02)
Year Ended 12/31/08	9.49	(0.11)	(3.73)	(3.84)	—	—	—
Period from 7/31/07[4] to 12/31/07[5]	10.00	(0.20)	(0.31)	(0.51)	—	—	—

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS VALUE VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
$9.47	25.93%	$3,870	1.00%	2.49%	(0.21)%	(1.70)%	89%
7.52	33.42%	2,168	1.00%	4.01%	0.40%	(2.61)%	63%
5.65	(40.46)%	1,143	3.85%	6.66%	(2.12)%	(4.93)%	67%

9.49	(5.09)%	1,291	5.55%	5.55%	(3.51)%	(3.51)%	33%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[3]	Rounds to $0.00 per share.

[4]	Commencement of operations.

[5]	Ratios for periods less than one year have been annualized, excluding organization costs and offering costs, except for total return and portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES

December 31, 2010

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Value VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ

Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The Fund has adopted the new guidance for the year ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2010. The Trust is currently evaluating the impact of the adoption of the other provisions of the new guidance on the Fund’s financial statements.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

15

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES

As of December 31, 2010, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.85%.

Pursuant to a written agreement in effect through April 30, 2011, an expense limitation has been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 1.00% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c. Distribution Fees The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

16

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2010 and December 31, 2009, was as follows:

Ordinary Income
2010	$—
2009	5,074

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(9,149)	$9,276	$(127)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $132,095 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010 were $340,144, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund elected to defer net capital and currency losses of $9,401.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2010, was $3,013,378. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2010, aggregated $870,144 and $(1,878), respectively, resulting in net unrealized appreciation of $868,266.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $3,611,365 and $2,942,942, respectively, for the year ended December 31, 2010.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

17

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2010, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Value VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Value VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2011

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Investment Trust and RS Variable Products Trust, including all the independent Trustees, met in person on August 11-12, 2010, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2010. Prior to the meeting of the Board on August 11-12, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals.

The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of one relatively small variable insurance Fund with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a number of the Funds that had been identified as having higher expenses because of limited assets, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. The Trustees agreed to continue to monitor the limited number of Funds with this concern and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Trustees had also noted the following observations made by the Chief Compliance Officer in his report regarding certain Funds that lagged their peers: (1) RS Money Market VIP Series and RS Money Market Fund experienced extremely low (but still positive) yields reflecting a very conservative investment posture, (2) RS High Yield Bond VIP Series, which has the same general portfolio as the slightly better performing (compared to its peer group) RS High Yield Bond Fund, focused on better quality segments of the high yield market compared to its peers, (3) RS Value VIP Series had lower performance than the retail version of the Fund, largely related to its very small size ($4 million of total assets as of May 2010), (4) RS Growth Fund, which has faced redemptions attributed in part to past underperformance, has been managed for the past few years by a new portfolio management team, and (5) RS Mid Cap Growth Fund, while continuing to suffer from underperformance over the longer term, has slightly improved performance in the most recent annual period. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2009, and for the three months ended March 31, 2010. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. The Trustees noted the relatively brief recovery period since the most recent market disruption, which added financial pressure for many asset managers such as RS Investments, and current volatile market conditions result in fluctuating and uncertain revenues that increase the risks to RS Investments of committing increased resources to the Funds. The Trustees said that they would continue to monitor the potential economies of scale for the Funds, and the circumstances under which breakpoints might be appropriate in the future for certain Funds.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments, including, among other things, the firm’s performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the firm.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has continued to integrate the respective RS and Guardian organizations, with even greater integration than last year when substantial progress had been reported. RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments as well as concerns about the expenses of smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including liquidations, reorganizations and expense limitations, both in response to an internal review of various Funds or concerns expressed by the Trustees. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees, including the implementation of voluntary expense reductions in certain funds. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2009 to May 1, 2010. Many Funds were changed to reduce expenses or were merged away.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2010.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	35	Envestnet, Inc. (1999-present)
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	35	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company (1979-2004).	35	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	35	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	35	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	35	None

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; Chairman and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”).	35	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to August 2006, CEO and CFO), RS Investments.	35	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

25

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the year ended December 31, 2010.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees*	Audit-Related Fees	Tax Fees*	All Other Fees
December 31, 2009	$191,774	$—	$133,326	$—
December 31, 2010	$183,910	$—	$83,050	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit-Related Fees	Tax Fees*	All Other Fees*
December 31, 2009	$—	$—	$200,000
December 31, 2010	$—	$1,200	$220,000

*	Fees are exclusive of out-of-pocket expenses.

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the registrant’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $398,719 for 2009 and $155,500 for 2010.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants. Not applicable to the registrant. Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*
Terry R. Otton, President
(Principal Executive Officer)

Date: March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*
Terry R. Otton, President
(Principal Executive Officer)

Date: March 9, 2011

By (Signature and Title)*
James E. Klescewski, Treasurer
(Principal Financial Officer)

Date: March 9, 2011